OMB APPROVAL
OMB Number: 3235-0570 Expires: January 31, 2017 Estimated average burden hours per response: 20.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Frank L. Newbauer, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

APEXcm SMALL/MID-CAP GROWTH FUND

(APSGX)

Annual Report

May 31, 2015

APEXcm SMALL/MID-CAP GROWTH FUND LETTER TO SHAREHOLDERS	May 31, 2015

Dear APEXcm Small/Mid-Cap Growth Fund Shareholder,

APEX INVESTMENT PHILOSOPHY

We believe that the best way to provide value-added returns is to identify companies that exhibit certain favorable fundamental advantages and benefit from secular growth trends, allowing us to structure the portfolio in high-conviction areas of longer-term sustainable growth. Embedded in our portfolio construction is the recognition of companies at different stages of their growth cycle, which we designate as “stable” and “emerging” growth stocks. We are confident that having the spectrum of growth companies that are truly innovative and growing rapidly, combined with established growth companies, can provide relative stability while allowing the opportunity to drive outperformance versus our benchmark and peers over time. In addition, the SMID style provides the opportunity to invest in higher-growth companies and capture a longer period of growth as these companies mature.

FUND PERFORMANCE

The APEXcm Small/Mid-Cap Growth Fund (the “Fund”) underperformed the Fund’s benchmark, the Russell 2500TM Growth Index (the “Index”), for the 12-month period ended May 31, 2015. The Fund’s total return was 14.67% (net of fees), while the total return of the benchmark was 17.55%. While the environment has been challenging for our performance over the past year—a time period in which small-cap growth stocks outperformed mid-cap growth stocks by approximately 3%--we think our measured approach is appropriate in this more volatile setting.

MARKET ENVIRONMENT

Most domestic stock indices delivered double–digit gains in the past 12 months. The U.S. economy began to exhibit sufficient strength to allow the Federal Reserve Board (the “Fed”) to end its easing monetary policy and turn its attention to its first interest rate increase in nearly a decade. With many of the world’s economies, currencies, central banks and interest rates on very diverse paths, the advance was not consistent across sectors. Investors wrestled with the implications of a dramatic collapse of oil prices, which then punished the Energy sector, while the rapid ascent of the U.S. dollar put pressure on the earnings outlooks of many multinational firms. While these late-2014 and early-2015 macroeconomic factors hurt sectors such as Energy, Materials and Industrials, the Health Care sector delivered very strong returns that far outpaced the rest of the market. The Health Care sector was powered by a vigorous mergers and acquisitions (M&A) environment, especially within the biotechnology and specialty pharmaceutical industries.

During the first five months of 2015, the U.S. economy appeared to have hit a soft patch, restrained by an unusually harsh winter across much of the Midwest and Northeast, accompanied by a prolonged stoppage at West Coast ports, with the impact resonating in Q1 2015 as GDP output decreased to a 0.7% annualized

1

rate. For most of 2015, the market has been volatile, and as we moved into May, the stronger dollar reflected signs of stability and interest rates began to rise along with the price of oil. Additionally, the massive monetary stimulus launched by the European Central Bank in early 2015 showed signs of promoting growth in the Eurozone as well as economies dependent on global trade.

PORTFOLIO REVIEW

While the Index was up 17.55% for the reporting period, its performance was predominately driven by three sectors; Consumer Discretionary (up approximately 19%), Health Care (up approximately 46%), and Information Technology (up approximately 24%). These gains offset relative weakness within Financials, Materials, Consumer Staples, and Industrials, along with the dismal performance of Energy (down approximately 29%). Our portfolio structure was solid during the period as we were either equal or overweight the three best performing sectors of Health Care, Information Technology and Consumer Discretionary, which collectively added 60 basis points to the Fund’s performance versus the Index. Of equal importance was the underweight in Consumer Staples, Financials, Industrials, and Materials, which added approximately another 90 basis points to the Fund’s performance versus the Index. The Fund’s underperformance was due, in part, to our slight overweight in Energy compared to the Index, which detracted approximately 38 basis points.

Although we had strong stock selection in the Consumer Discretionary and Financials sectors, the underperformance is directly attributed to stock selection in Energy, Materials, Industrials, Health Care and Information Technology. We have noted some of the highlights below.

The Consumer Discretionary sector was a standout performer, benefitting from continued M&A activity across multiple industries. Expedia, with its acquisition of Orbitz, and Signet Jewelers acquiring Zales were cheered by investors, as these solid business models continue to deliver and add scale. PetSmart preferred the private equity path, with the intent of unlocking tremendous value in this dominant franchise. Such excellent performance was offset by unacceptable performance from Zulily. The fast growing leader in “flash sales” faced scale and distribution headwinds in maintaining the high-level growth pace. Also, Decker’s Outdoor, which manages popular footwear brands like UGGS and Teva, missed estimates and struggled with their direct-to-consumer offering. We have exited both companies given the lackluster execution.

The Financials sector contributed excess returns driven by CBRE Group, Inc. The company provides commercial real estate services and is benefitting from its ability to grow market share in an industry that is very fragmented with smaller market operators increasingly unable to compete with CBRE’s reach and service capabilities. The company also continues to benefit from increased M&A activity with its March 2015 acquisition of Johnson Controls’ Global Workplace Solutions.

The Materials sector was the Fund’s largest detractor from relative performance, as earnings prospects for most Materials sector companies diminished with the rising U.S. dollar and signs of global, especially Chinese, economic deterioration. Although

2

we were underweight this sector, our holding in Constellium, a manufacturer of aluminum, declined in excess of 40%. Our initial thesis was motivated by our belief in the opportunities existing in key end markets such as aerospace and automotive. The thesis proved to be incorrect in this environment of downward earnings revisions, and we thus eliminated the position.

The Energy sector also detracted from performance. Energy was the only segment of the market to post negative absolute returns in the past 12 months. Although less than 5% of our holdings, we were not immune to the carnage as oil prices declined dramatically. Significant selloffs occurred in companies that support our U.S. energy independence theme, as seen with oil service companies possessing next generation technology, as well as in oil exploration companies that have key geological assets in fast growing energy regions. Our holdings in key strategic companies such as Whiting Petroleum and Helmerich & Payne underperformed the sector. With the oil rig count down approximately 50% and a slowing domestic oil supply, we proceeded with exiting the positions. We maintained positions in Carrizo Oil & Gas, favoring their key reserves in the Eagle Ford area and the low transport costs to the gulf, as well as Core Labs with their diversified business focused on reservoir monitoring and services.

The Industrials sector also detracted from relative performance. We lowered our exposure in this multifaceted sector, as companies within global-oriented industries and those tied to energy infrastructure lagged. Employment services such as our investment in Robert Half performed very well in this environment. Our biggest disappointment was United Rentals, a long-time holding of the Fund which has had stellar performance until late 2014. The timing of the Company’s decision to enhance their tool rental business into a more focused offering in energy services exacerbated the uncertainty of sustainable growth, and we reluctantly sold the position.

The Information Technology (“IT”) sector continued to contribute positively to strong relative returns, and the Fund benefitted from its overweight positioning. However, stock selection within the sector was not up to our standards, and late in the year we adjusted our holdings. During this time period where the IT sector was up in excess of 20%, we had a few names that underperformed. Capital expenditures have been choppy for companies tied to telecom and cable/digital distribution which impacted both Finisar and Rovi (down in excess of 25%). We sold Finisar, and although we continue to see expanded breadth and applicability of the patent portfolio of Rovi in the evolution of digital content, that holding was eliminated as well. Yelp was also down in excess of 25%, as the opportunity associated with relatively unpenetrated local advertising became more competitive driving up costs. Additionally, its reliance on traffic from Google added volatility to results, and we moved on to better opportunities elsewhere. As strong advocates to the value of secular themes, it is hard to argue the importance of big data, business intelligence and now cybersecurity. Our biggest winner for the time period was business intelligence software provider Tableau with its unique dashboard and pricing approach to making the mountains of data more useful. Not only has the explosion of data and our online existence provided tremendous efficiencies to individuals and businesses, the risks continue to mount to exploit the interconnectedness to our disadvantage. Cybersecurity safeguards are becoming one

3

of the most important and challenging aspects of our technology dependent lifestyle. Accordingly we added Verint Systems, Fortinet, and FireEye, each with their own security and incident response propositions.

The Health Care sector was the runaway winner during this one-year period. The sector continued to be fueled by M&A activity, and although stock selection was a slight detractor from performance, we are pleased with the performance of our more diverse sector holdings. Half of our top ten contributors to performance came from this sector. Two beneficiaries of the Affordable Care Act, Medicaid health care providers and hospitals, were well represented in the portfolio with Centene and Universal Health Services, respectively. Biotechnology continues to provide long-term opportunity, and our best performer for the time period was ISIS Pharmaceuticals. The strategic antisense platform continues to build its pipeline of potentially effective drugs and partnerships. Along with ISIS, Medivation partnered with Astellas in providing commercially relevant Xtandi, which provides a very attractive profile to urologists and oncologists for pre-chemo prostate cancer. Lastly, Akorn, a niche generic manufacturer in high barrier-to-entry markets (injectable, ophthalmology, etc.), has positioned itself for long-term sustainable growth.

OUTLOOK

We believe the economic weakness noted in Q1 2015 will prove to be transient, and that economic growth will resume, fueled by low inflation, a benign interest rate environment, and improving consumer spending. Some of this strength is showing up in improving home prices, employment and consumer sentiment. We continue to have faith in the strength of the U.S. economy, as well as indications of an improving recovery in Europe. We would expect higher levels of volatility to continue, as the market perceives stocks to be expensive and earnings growth weak. With the rising U.S. dollar and the associated corresponding cheaper imports, we would anticipate inflation expectations to remain subdued, allowing the Fed to be more patient in raising interest rates.

At Apex, one of the foundations of our success is focusing on the long-term sustainability of secular growth trends. The performance dichotomy across sectors highlights the importance of sharpening the focus on those industries that are able to deliver sustained earnings growth within an uncertain economic backdrop. During challenging times, we remain committed to the opportunities provided in such areas as consumer mobility, big data and cloud computing, cybersecurity, the U.S. manufacturing renaissance, personalized medicine and genomics, and energy independence. As we navigate through the early stages of the self-sustaining U.S. economy, coupled with global growth anxieties, our focus will continue to be on selective opportunities that could benefit in this environment.

Sincerely,

Nitin N. Kumbhani

President and Chief Investment Officer

4

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-575-4800.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus, please visit our website at www.apexcmfund.com or call 1-888-575-4800 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The APEXcm Small/Mid-Cap Growth Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. The opinions of the Fund’s Adviser with respect to those securities may change at any time.

5

APEXcm SMALL/MID-CAP GROWTH FUND
PERFORMANCE INFORMATION
May 31, 2015 (Unaudited)

Comparison of the Change in Value of a $10,000

Investment in APEXcm Small/Mid-Cap Growth Fund

versus the Russell 2500TM Growth Index

Average Annual Total Returns For Periods Ended May 31, 2015
	1 Year	Since Inception(b)
APEXcm Small/Mid-Cap Growth Fund(a)	14.67%	21.37%
Russell 2500TM Growth Index	17.55%	21.09%

(a)	The Fund’s total return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on June 29, 2012.

6

APEXcm SMALL/MID-CAP GROWTH FUND
PORTFOLIO INFORMATION
May 31, 2015 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Universal Health Services, Inc. - Class B	2.6%
Wabtec Corp.	2.3%
Tableau Software, Inc. - Class A	2.3%
Autoliv, Inc.	2.2%
IAC/InterActiveCorp	2.2%
Total System Services, Inc.	2.1%
CBRE Group, Inc. - Class A	2.1%
Medivation, Inc.	2.1%
Williams-Sonoma, Inc.	2.1%
Foot Locker, Inc.	2.1%

7

APEXcm SMALL/MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS May 31, 2015
COMMON STOCKS — 96.6%	Shares	Value
Consumer Discretionary — 17.6%
Auto Components — 2.2%
Autoliv, Inc.	42,474	$5,358,095

Hotels, Restaurants & Leisure — 2.4%
Dunkin' Brands Group, Inc.	45,048	2,403,761
Wyndham Worldwide Corp.	40,419	3,431,977
		5,835,738
Internet & Catalog Retail — 2.0%
Expedia, Inc.	45,373	4,866,708

Media — 1.1%
IMAX, Corp. *	64,798	2,613,951

Multi-Line Retail — 2.3%
Burlington Stores, Inc. *	62,960	3,322,399
Dillard's, Inc. - Class A	19,431	2,254,190
		5,576,589
Specialty Retail — 5.6%
Foot Locker, Inc.	79,670	5,035,144
Signet Jewelers Ltd.	25,257	3,266,488
Williams-Sonoma, Inc.	64,214	5,047,863
		13,349,495
Textiles, Apparel & Luxury Goods — 2.0%
Carter's, Inc.	23,520	2,427,735
Skechers U.S.A., Inc. - Class A *	22,991	2,434,057
		4,861,792
Consumer Staples — 1.3%
Food Products — 1.3%
Hain Celestial Group, Inc. (The) *	50,018	3,164,639

Energy — 2.9%
Energy Equipment & Services — 0.7%
Core Laboratories N.V.	13,744	1,614,645

Oil, Gas & Consumable Fuels — 2.2%
Carrizo Oil & Gas, Inc. *	61,063	3,062,920
Diamondback Energy, Inc. *	30,153	2,346,205
		5,409,125

8

APEXcm SMALL/MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.6% (Continued)	Shares	Value
Financials — 4.9%
Banks — 1.7%
First Republic Bank/CA	64,586	$3,910,682

Diversified Financial Services — 1.1%
Interactive Brokers Group, Inc. - Class A	39,988	1,427,571
MarketAxess Holdings, Inc.	13,993	1,237,681
		2,665,252
Real Estate Management & Development — 2.1%
CBRE Group, Inc. - Class A *	134,282	5,134,944

Health Care — 23.5%
Biotechnology — 8.3%
Agios Pharamceuticals, Inc. *	10,952	1,336,363
AMAG Pharmaceuticals, Inc. *	17,900	1,245,482
Enanta Pharmaceuticals, Inc. *	64,175	2,623,474
Isis Pharmaceuticals, Inc. *	62,643	4,217,127
Keryx Biopharmaceuticals, Inc. *	115,693	1,203,207
Medivation, Inc. *	38,837	5,128,426
Momenta Pharmaceuticals, Inc. *	54,867	1,089,110
Receptos, Inc. *	4,969	819,338
United Therapeutics Corp. *	12,655	2,324,977
		19,987,504
Health Care Equipment & Supplies — 2.7%
Align Technology, Inc. *	50,875	3,086,586
DexCom, Inc. *	37,625	2,698,465
Tandem Diabetes Care, Inc. *	50,017	603,705
		6,388,756
Health Care Providers & Services — 4.3%
Centene Corp. *	55,648	4,192,520
Universal Health Services, Inc. - Class B	47,496	6,154,532
		10,347,052
Health Care Technology — 1.3%
Medidata Solutions, Inc. *	52,121	3,023,539

Life Sciences Tools & Services — 2.7%
ICON plc *	43,654	2,831,835
WuXi PharmaTech (Cayman), Inc. - ADR *	86,208	3,708,668
		6,540,503

9

APEXcm SMALL/MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.6% (Continued)	Shares	Value
Health Care — 23.5% (Continued)
Pharmaceuticals — 4.2%
Akorn, Inc. *	93,545	$4,293,716
Horizon Pharma plc *	40,545	1,314,874
Jazz Pharmaceuticals plc *	18,656	3,345,954
Supernus Pharmaceuticals, Inc. *	88,023	1,251,687
		10,206,231
Industrials — 12.7%
Aerospace & Defense — 0.8%
B/E Aerospace, Inc.	32,836	1,882,816

Machinery — 4.0%
Nordson Corp.	36,555	2,957,665
Proto Labs, Inc. *	15,187	1,050,637
Wabtec Corp.	55,827	5,599,448
		9,607,750
Professional Services — 3.3%
Robert Half International, Inc.	68,168	3,842,630
Towers Watson & Co. - Class A	30,511	4,208,992
		8,051,622
Road & Rail — 2.8%
Avis Budget Group, Inc. *	49,674	2,533,374
Old Dominion Freight Line, Inc. *	60,423	4,109,368
		6,642,742
Trading Companies & Distributors — 1.8%
HD Supply Holdings, Inc. *	136,548	4,430,983

Information Technology — 31.3%
Communications Equipment — 4.4%
Ciena Corp. *	124,420	3,001,010
F5 Networks, Inc. *	32,602	4,097,746
Infinera Corp. *	173,341	3,577,758
		10,676,514
Electronic Equipment, Instruments & Components — 0.9%
Dolby Laboratories, Inc. - Class A	53,232	2,084,033

Internet Software & Services — 5.6%
Bitauto Holdings Ltd. - ADR *	38,862	2,352,706
IAC/InterActiveCorp	70,960	5,326,967
MercadoLibre, Inc.	21,656	3,142,935
YY, Inc. - ADR *	41,768	2,708,237
		13,530,845

10

APEXcm SMALL/MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.6% (Continued)	Shares	Value
Information Technology — 31.3% (Continued)
IT Services — 6.3%
Gartner, Inc. *	27,354	$2,392,928
Global Payments, Inc.	43,861	4,578,211
Heartland Payment Systems, Inc.	58,211	3,111,378
Total System Services, Inc.	124,889	5,145,427
		15,227,944
Semiconductors & Semiconductor Equipment — 1.8%
Entegris, Inc. *	162,211	2,259,599
Power Integrations, Inc.	39,428	2,001,365
		4,260,964
Software — 12.3%
ACI Worldwide, Inc. *	72,793	1,733,201
Advent Software, Inc.	67,736	2,964,127
BroadSoft, Inc. *	27,323	997,563
FireEye, Inc. *	53,697	2,500,669
Fortinet, Inc. *	96,884	3,881,173
Informatica Corp. *	76,588	3,706,859
Manhattan Associates, Inc. *	34,521	1,893,477
NetScout Systems, Inc. *	3,664	146,853
Splunk, Inc.*	57,172	3,865,971
Tableau Software, Inc. - Class A *	47,888	5,421,401
Verint Systems, Inc. *	37,946	2,453,968
		29,565,262
Materials — 2.4%
Containers & Packaging — 1.2%
Silgan Holdings, Inc.	53,940	2,931,100

Paper & Forest Products — 1.2%
KapStone Paper and Packaging Corp.	101,207	2,727,529

Total Common Stocks (Cost $200,912,620)		$232,475,344

11

APEXcm SMALL/MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 4.6%	Shares	Value
Fidelity Institutional Money Market Portfolio - Class I, 0.10% (a) (Cost $11,174,521)	11,174,521	$11,174,521

Total Investments at Value — 101.2% (Cost $212,087,141)		$243,649,865

Liabilities in Excess of Other Assets — (1.2%)		(2,904,734)

Net Assets — 100.0%		$240,745,131

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of May 31, 2015.
See accompanying notes to financial statements.

12

APEXcm SMALL/MID-CAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES May 31, 2015
ASSETS
Investments in securities:
At acquisition cost	$212,087,141
At value (Note 2)	$243,649,865
Dividends receivable	152,057
Receivable for capital shares sold	1,399,249
Receivable for investment securities sold	8,057,355
Other assets	18,790
Total assets	253,277,316

LIABILITIES
Payable for investment securities purchased	12,310,573
Payable for capital shares redeemed	4,997
Payable to Adviser (Note 4)	165,902
Payable to administrator (Note 4)	27,890
Other accrued expenses	22,823
Total liabilities	12,532,185

NET ASSETS	$240,745,131

NET ASSETS CONSIST OF:
Paid-in capital	$209,204,785
Accumulated net investment loss	(395,464)
Undistributed net realized gains from security transactions	373,086
Net unrealized appreciation on investments	31,562,724
NET ASSETS	$240,745,131

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	13,808,259

Net asset value, offering price and redemption price per share (Note 2)	$17.43

See accompanying notes to financial statements.

13

APEXcm SMALL/MID-CAP GROWTH FUND STATEMENT OF OPERATIONS For the Year Ended May 31, 2015
INVESTMENT INCOME
Dividend income (net of foreign taxes of $3,525)	$836,621

EXPENSES
Investment advisory fees (Note 4)	1,468,496
Administration fees (Note 4)	147,153
Registration and filing fees	46,227
Custody and bank service fees	45,338
Fund accounting fees (Note 4)	44,466
Professional fees	32,861
Transfer agent fees (Note 4)	19,813
Compliance fees (Note 4)	16,773
Postage and supplies	8,690
Trustees' fees and expenses (Note 4)	7,366
Insurance expense	3,102
Other expenses	18,722
Total expenses	1,859,007
Less fee waivers by the Adviser (Note 4)	(317,860)
Net expenses	1,541,147

NET INVESTMENT LOSS	(704,526)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	830,411
Net change in unrealized appreciation/depreciation on investments	21,795,162
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	22,625,573

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,921,047

See accompanying notes to financial statements.

14

APEXcm SMALL/MID-CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended May 31, 2015	Year Ended May 31, 2014
FROM OPERATIONS
Net investment loss	$(704,526)	$(192,714)
Net realized gains (losses) from security transactions	830,411	(197,613)
Net change in unrealized appreciation on investments	21,795,162	8,704,592
Net increase in net assets resulting from operations	21,921,047	8,314,265

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	—	(226,268)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	154,037,822	74,662,709
Net asset value of shares issued in reinvestment of distributions to shareholders	—	162,061
Payments for shares redeemed	(23,690,438)	(7,589,046)
Net increase in net assets from capital share transactions	130,347,384	67,235,724

TOTAL INCREASE IN NET ASSETS	152,268,431	75,323,721

NET ASSETS
Beginning of year	88,476,700	13,152,979
End of year	$240,745,131	$88,476,700

ACCUMULATED NET INVESTMENT LOSS	$(395,464)	$(105,388)

CAPITAL SHARE ACTIVITY
Shares sold	9,429,777	5,289,946
Shares reinvested	—	10,768
Shares redeemed	(1,443,740)	(515,199)
Net increase in shares outstanding	7,986,037	4,785,515
Shares outstanding at beginning of year	5,822,222	1,036,707
Shares outstanding at end of year	13,808,259	5,822,222

See accompanying notes to financial statements.

15

APEXcm SMALL/MID-CAP GROWTH FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended May 31, 2015	Year Ended May 31, 2014	Period Ended May 31, 2013(a)
Net asset value at beginning of period	$15.20	$12.69	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.03)	0.04	(b)
Net realized and unrealized gains on investments	2.27	2.60	2.72
Total from investment operations	2.23	2.57	2.76

Less distributions:
From net investment income	—	—	(0.07)
From net realized gains	—	(0.06)	—
Total distributions	—	(0.06)	(0.07)

Net asset value at end of period	$17.43	$15.20	$12.69

Total return (c)	14.67%	20.26%	27.65	%(d)

Net assets at end of period (000's)	$240,745	$88,477	$13,153

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.26%	1.49%	4.87	%(e)

Ratio of net expenses to average net assets (f)	1.05%	1.05%	1.05	%(e)

Ratio of net investment income (loss) to average net assets (f)	(0.48%)	(0.38%)	0.26	%(e)

Portfolio turnover rate	58%	47%	18	%(d)

(a)	Represents the period from the commencement of operations (June 29, 2012) through May 31, 2013.
(b)	Calculated using weighted average shares outstanding during the period.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not waived advisory fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee waivers and/or expense reimbursements (Note 4).
See accompanying notes to financial statements.

16

APEXcm SMALL/MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2015

1. Organization

APEXcm Small/Mid-Cap Growth Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Fund commenced operations on June 29, 2012.

The investment objective of the Fund is long-term capital growth.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by and under the direction of the Board of Trustees (the “Board”) of the Trust. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted bid price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

17

APEXcm SMALL/MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$232,475,344	$—	$—	$232,475,344
Money Market Funds	11,174,521	—	—	11,174,521
Total	$243,649,865	$—	$—	$243,649,865

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of May 31, 2015, the Fund did not have any transfers into and out of any Level. In addition, the Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2015. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions – Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

18

APEXcm SMALL/MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders – The Fund will distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of the Fund’s distributions paid during the years ended May 31, 2015 and May 31, 2014 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
May 31, 2015	$—	$—	$—
May 31, 2014	$212,871	$13,397	$226,268

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of May 31, 2015:

Tax cost of portfolio investments	$212,099,228
Gross unrealized appreciation	$35,041,342
Gross unrealized depreciation	(3,490,705)
Net unrealized appreciation	31,550,637
Qualified late year losses	(395,464)
Undistributed long term gains	385,173
Accumulated earnings	$31,540,346

19

APEXcm SMALL/MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The value of the federal income tax cost of portfolio investments and the tax components of accumulated earnings and the financial statement cost of portfolio investments and components of net assets may be temporarily different (“book/tax difference”). These book/tax differences are due to the recognition of capital gains or losses under income tax regulations and GAAP, primarily due to the tax deferral of losses on wash sales.

Qualified late year losses incurred after December 31, 2014 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended May 31, 2015, the Fund intends to defer $395,464 of late year ordinary losses to June 1, 2015 for federal income tax purposes.

For the year ended May 31, 2015, the Fund reclassified $414,450 of accumulated net investment loss against paid-in capital on its Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, had no effect on the Fund’s total net assets or net asset value per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax periods (periods ended May 31, 2013 through May 31, 2015) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended May 31, 2015, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $208,711,369 and $82,463,546, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Apex Capital Management, Inc. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.00% of its average daily net assets.

Pursuant to an Expense Limitation Agreement between the Fund and the Adviser, the Adviser has contractually agreed, until October 1, 2016, to waive investment advisory fees and reimburse other expenses to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization

20

APEXcm SMALL/MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

costs, and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.05% of the Fund’s average daily net assets. Accordingly, during the year ended May 31, 2015 the Adviser waived its advisory fees in the amount of $317,860.

Under the terms of the Expense Limitation Agreement, investment advisory fee waivers and expense reimbursements by the Adviser are subject to recoupment by the Adviser for a period of three years after such fees and expenses were incurred, provided the recoupments do not cause Total Annual Fund Operating Expenses to exceed the foregoing expense limitations. As of May 31, 2015, the Adviser may seek recoupment of investment advisory fee reductions and expense reimbursements no later than the dates as stated below:

May 31, 2016	May 31, 2017	May 31, 2018
$144,876	$223,293	$317,860

Certain officers of the Fund are also officers of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities.

DISTRIBUTION AGREEMENT

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain Trustees and officers of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement of travel and other meeting-related expenses. In addition, effective January 1, 2015, each Independent Trustee also receives a $500 annual retainer from the Fund. Trustees affiliated with the Adviser or Ultimus are not compensated by the Trust for their services.

21

APEXcm SMALL/MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

PRINICIPAL HOLDERS OF FUND SHARES

As of May 31, 2015, the following shareholders owned of record 5% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
UBS Financial Services, Inc. (for the benefit of its customers)	31%
Charles Schwab & Company, Inc. (for the benefit of its customers)	28%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting.

5. Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s net asset value per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact this sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of May 31, 2015, the Fund had 31.3% of the value of its net assets invested in stocks within the Information Technology sector.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

22

APEXcm SMALL/MID-CAP GROWTH FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of APEXcm Small/Mid Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of APEXcm Small/Mid Cap Growth Fund (the “Fund”), a series of shares of beneficial interest in Ultimus Managers Trust, including the schedule of investments, as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period June 29, 2012 (commencement of operations) through May 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of APEXcm Small/Mid Cap Growth Fund as of May 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the two-year period then ended and for the period June 29, 2012 through May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
July 27, 2015

23

APEXcm SMALL/MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2014) and held until the end of the period (May 31, 2015).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

24

APEXcm SMALL/MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period*
Based on Actual Fund Return	$ 1,000.00	$ 1,066.70	$ 5.41
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.70	$ 5.29

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-575-4800, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-575-4800, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-888-575-4800. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

APEXcm SMALL/MID-CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	11	n/a
Independent Trustees:
John C. Davis Year of Birth: 1952	Since June 2012	Chairman (July 2014 to present) Trustee (June 2012 to present)	Consultant ( government services) since May 2011; Retired Partner of PricewaterhouseCoopers LLP (1974-2010)	11	n/a
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Tax at The Standard Register Company since November 2011; Tax Partner at Deloitte Tax LLP from 1984 to 2011	11	n/a
John J. Discepoli Year of Birth: 1963	Since June 2012	Trustee	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since November 2004	11	n/a

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor. Mr. Dorsey was President of the Trust from June 2012 to October 2013.

26

APEXcm SMALL/MID-CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Nitin N. Kumbhani 8163 Old Yankee Road, Suite E Dayton, Ohio 45458 Year of Birth: 1948	Since June 2012	Principal Executive Officer of APEXcm Small/Mid-Cap Growth Fund	President and Chief Investment Officer of Apex Capital Management, Inc. (1987 to present)
Michael Kalbfleisch 8163 Old Yankee Road, Suite E Dayton, Ohio 45458 Year of Birth: 1959	Since June 2012	Vice President of APEXcm Small/Mid-Cap Growth Fund	Vice President and Chief Compliance Officer of Apex Capital Management, Inc. (2001 to present)
David R. Carson Year of Birth: 1958	Since April 2013	President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); Chief Compliance Officer, The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)

Jennifer L. Leamer Year of Birth: 1976	Since April 2014	Treasurer (October 2014 - present) Assistant Treasurer (April 2014 - October 2014)	Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)
Bo J. Howell Year of Birth: 1981	Since October 2014	Secretary (April 2015 to present) Assistant Secretary (October 2014 to April 2015)

V.P., Director of Fund Administration for Ultimus Fund Solutions, LLC (2014 to present); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012)

Stephen L. Preston Year of Birth: 1966	Since June 2012	Chief Compliance Officer

Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Vice President of Ultimus Fund Solutions, LLC (2011 to present); Senior Consultant at Mainstay Capital Markets Consultants (2010 to 2011); Chief Compliance Officer at INTL Trading, Inc. (2008 to 2010)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-575-4800.

27

APEXcm SMALL/MID-CAP GROWTH FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Advisory Agreement with Apex Capital Management, Inc. (the “Adviser”) for an additional annual term. Approval took place at an in-person meeting held on April 20, 2015, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed information provided by the Adviser in response to requests of the Board and counsel.

In considering the Investment Advisory Agreement and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, its investment advisory services since the Fund’s inception, the Adviser’s compliance procedures and practices, and its efforts to promote the Fund and assist in its distribution. The Board also noted that a principal of the Adviser serves as the Fund’s Principal Executive Officer without additional compensation. After reviewing the foregoing information and further information regarding the Adviser’s business, the Board concluded that the quality, extent, and nature of the services provided by the Adviser were satisfactory and adequate for the Fund.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index and related Morningstar category. The Board also considered the consistency of the Adviser’s management with the Fund’s investment objective and policies. Following discussion of the investment performance of the Fund and its performance relative to its Morningstar category, the Adviser’s experience in managing mutual funds, its historical investment performance, and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from its relationship with the Fund. In this regard, the Board considered the Adviser’s staffing, personnel, and methods of operations; the education and experience of its personnel; compliance program, policies, and procedures; financial condition and the level of commitment to the Fund, and, generally, the Adviser’s advisory business; the asset level of the Fund; the overall expenses of the Fund, including the advisory fee; and the differences in fees and services to the Adviser’s other clients that may be similar to the Fund. The Board considered the Adviser’s Expense Limitation Agreement (the “ELA”) with the Fund, and considered the Adviser’s current and

28

APEXcm SMALL/MID-CAP GROWTH FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

past fee reductions and expense reimbursements for the Fund. The Board further took into account the Adviser’s commitment to continue the ELA for the Fund until at least October 1, 2016.

The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and the potential for it to receive research, statistical, or other services from the Fund’s trades. The Board compared the Fund’s advisory fee and overall expense ratio to the average advisory fees and average expense ratios for its Morningstar category. The Board noted that the advisory fee for the Fund was above the average and the median for the Morningstar Mid Cap Growth category. The Board further noted that the overall annual expense ratio of 1.05 percent for the Fund with the Adviser’s ELA is lower than the Morningstar category’s average expense ratio (1.33 percent) and median expense ratio (1.23 percent). The Board also noted that the Fund had significantly less assets than the average or median fund in its Morningstar category. The Board also compared the fees paid by the Fund to the fees paid by other clients of the Adviser, and considered the similarities and differences of services received by such other clients as compared to the service provided to the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee paid to the Adviser by the Fund is fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with the Adviser involve both the advisory fee and the ELA. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Fund have experienced benefits from the ELA. Following further discussion of the Fund’s asset level, expectations for growth, and level of fees, the Board determined that the Fund’s fee arrangements with the Adviser would continue to provide benefits. The Board also determined that the fee arrangements were fair and reasonable given the Fund’s projected asset levels for the next year.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s trading policies, procedures, and performance in seeking best execution for the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Adviser; and the extent to which the Fund’s trades are allocated to soft-dollar arrangements. After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

29

APEXcm SMALL/MID-CAP GROWTH FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund, the Adviser’s process for allocating trades among its different clients, and the substance and administration of the Adviser’s code of ethics. Following further consideration and discussion, the Board found that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion

After consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

30

BARROW VALUE OPPORTUNITY FUND

INSTITUTIONAL CLASS (BALIX)

INVESTOR CLASS (BALAX)

BARROW LONG/SHORT OPPORTUNITY FUND

INSTITUTIONAL CLASS (BFSLX)

INVESTOR CLASS (BFLSX)

Annual Report

May 31, 2015

BARROW VALUE OPPORTUNITY FUND LETTER TO SHAREHOLDERS	June 26, 2015

Dear Shareholder,

We are pleased to report on the status and performance of Barrow Value Opportunity Fund (“the Fund”) for the fiscal year ended May 31, 2015. On May 1, 2015 the Fund changed its name from Barrow All-Cap Core Fund.

We believe that the Fund owns a well-positioned portfolio of equity interests in excellent businesses at attractive valuations. This portfolio is highly diversified by market capitalization segments (large, middle, small), industry sectors, and issuers. The underlying businesses feature high returns on capital, wide operating margins, and low debt loads. Based on our estimates of intrinsic value, our portfolio’s valuation is attractively low on an absolute basis and less expensive than the U.S. stock market as represented by the S&P 500® Index (the “S&P 500”).

On August 30, 2013, the Fund was reorganized as a mutual fund from a private limited partnership, which had commenced operations on December 31, 2008. Please refer to the Performance Information on pages 4 and 5 for a summary of Fund performance versus the S&P 500 over various periods of time since the Fund’s inception.

The Fund’s long-term performance has been excellent relative to the S&P 500. The Fund has exceeded the total return of the S&P 500 in five of the past six calendar years1. During the fiscal year ended May 31, 2015, the Institutional Class of the Fund returned 10.10% net of all fees and expenses, which lagged the S&P 500 by 1.71%. This lag is attributable to the Fund’s large-cap and small-cap positions, which underperformed the S&P 500, while its mid-cap positions outperformed. We are confident the Fund’s large-cap and small-cap holdings will make meaningful contributions to the Fund’s performance over time, as they have in the past, and the Fund continues to hold substantial positions in each market capitalization segment.

Barrow Street Advisors, LLC (the “Adviser”) continued using its proprietary private-equity approach to uncover companies that exhibit its Quality-meets-Value criteria. Based on extensive research by the Adviser, the Fund seeks to invest in companies with fundamental operating and financial attributes representative of both quality and value. To increase the Fund’s chances for success, we harness these opportunities by investing in a variety of positions diversified across market capitalization and industry sectors.

Over the past fiscal year, we uncovered 114 new investment opportunities, composed of 53 small caps, 28 mid caps, and 33 large caps, and representing six different industry sectors. We believe all of these new additions to the Fund’s portfolio are excellent companies with strong balance sheets. These companies are generally using their ample free cash flow to: a) re-invest in growth opportunities at high rates of return; b) pay dividends; c) repurchase stock at attractive valuations; and/or d) retire outstanding debt.

In keeping with our practice since the beginning of 2009, over the past year the Fund’s investments were sourced by taking account of the opportunity set of all companies in our broad investment universe each time we committed capital to a new position. We think this approach allows us to uncover excellent investment opportunities that arise from temporary market inefficiencies and to gather up the most compelling investments across a wide array of industries and market capitalizations, while avoiding the destructive behavioral biases inherent in concentrated-stock and sector-specialized investing.

Seven of the Fund’s holdings were announced as take-over targets over the past year, which was approximately 1.4x the market average. The Fund has had investments in 67 take-overs since December 31, 2008, or roughly 4x the market average2. The control premiums we have captured by virtue of holding stocks that end up being merger targets have made repeated and meaningful contributions to the Fund’s total returns, and we expect continued benefits from this effect going forward. We sell companies from the Fund’s portfolio soon after they are announced as take-over targets and re-invest that capital.

Over the past fiscal year, the Fund’s portfolio generated a total return, before fees and expenses, of +11.24%, including +8.03% for large caps, +14.98% for mid caps and +9.45% for small caps. This compares to +11.81% for the S&P 500 (for large caps), +12.28% for the S&P 400 Midcap (for mid caps), and +11.32% for the Russell 2000 (for small caps) over the same period. The Fund’s sectors with the best absolute performance were Health Care and Consumer Staples, which generated total returns of +28.80% and +21.15%, respectively. The Fund’s sectors with the worst absolute performance were Energy and Materials, which returned -20.84% and +7.32%, respectively.

You can find additional commentary and reports about the Adviser’s management of the Fund’s portfolio on the Barrow Funds’ website (www.barrowfunds.com), including our unique quarterly “consolidated look-through” report in which we compare the portfolio of the Fund with the S&P 500 as if they were both public holding companies like Berkshire Hathaway. The consolidated look-through analysis is another example of how we look at our portfolio through a private equity lens. We focus on the key characteristics of good business, such as total enterprise value (not just equity market capitalization), unleveraged cash flow, return on capital, leverage, growth, and insider ownership. At the same time, we are buying a diverse group of these high quality companies at attractive valuation levels. This unique approach has served our investors well, and we remain confident in the future.

Sincerely,

Nicholas Chermayeff	Robert F. Greenhill, Jr.	David R. Bechtel
Co-Portfolio Manager,	Co-Portfolio Manager,	Principal,
Investment Committee	Investment Committee	Investment Committee

[1]

The investment related and performance information discussed above for periods prior to Barrow Value Opportunity Fund’s reorganization date (August 30, 2013) are based on the activities of the Fund’s predecessor, the Barrow Street Fund L.P. (the “Predecessor Private Fund”), an unregistered limited partnership managed by the portfolio managers of Barrow Value Opportunity Fund. The Predecessor Private Fund was reorganized into the Institutional Class shares of the Barrow Value Opportunity Fund on August 30, 2013, the date that the Fund commenced operations (the “Reorganization”). Barrow Value Opportunity Fund has been managed in the same style and by the same portfolio managers since the Predecessor Private Fund’s inception on December 31, 2008. The performance information shows the Predecessor Private Fund’s returns calculated using the actual fees and expenses charged by the Predecessor Private Fund. This prior performance is net of management fees and other expenses, but does not include the effect of the Predecessor Private Fund’s performance fee, which was in place until October 7, 2012. Prior to the Reorganization, the Predecessor Private Fund was not subject to certain investment restrictions, diversification requirements, and other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended, which, if they had been applicable, might have adversely affected Barrow Value Opportunity Fund’s performance.

[2]

The frequency of merger and acquisition (“M&A”) activity in the Fund’s portfolio is calculated on a quarterly basis by dividing the cumulative number of portfolio holdings that have been announced as merger or acquisition targets by the cumulative number of unique holdings held in the Fund’s portfolio. The frequency of M&A activity in the market is calculated on a quarterly basis by dividing the cumulative number of publicly-traded U.S. common stocks that have been announced as acquisition targets per Bloomberg by the total universe of publicly-traded U.S. common stocks as identified by Bloomberg (approximately 10,000).

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-877-767-6633.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.barrowfunds.com or call 1-877-767-6633 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. The opinions of the Fund’s Adviser with respect to those securities may change at any time.

BARROW VALUE OPPORTUNITY FUND
PERFORMANCE INFORMATION
May 31, 2015 (Unaudited)

Comparison of the Change in Value of a $250,000 Investment in
Barrow Value Opportunity Fund - Institutional Class(a)
versus the S&P 500® Index

Average Annual Total Returns(a)(b) For the periods ended May 31, 2015(a)
	1 Year	5 Years	Since Inception(c)
Barrow Value Opportunity Fund - Institutional Class	10.10%	17.24%	18.49%
Barrow Value Opportunity Fund - Investor Class	9.81%	n/a	14.54%
S&P 500® Index	11.81%	16.54%	16.60%(d)

BARROW VALUE OPPORTUNITY FUND
PERFORMANCE INFORMATION
May 31, 2015 (Unaudited) (Continued)

Comparison of Yearly Total Returns with the S&P 500® Index
	Barrow Value Opportunity Fund - Institutional Class(a)	S&P 500® Index	Difference
Yearly Total Returns for the Calendar Years:
2009	30.10%	26.46%	3.64%
2010	18.75%	15.06%	3.69%
2011	5.50%	2.11%	3.39%
2012	18.77%	16.00%	2.77%
2013	36.69%	32.39%	4.30%
2014	5.13%	13.69%	(8.56%)

Total Return Since Inception (not annualized, through 5/31/15)	196.87%	167.81%	29.06%

(a)

The Barrow Value Opportunity Fund - Institutional Class (the "Fund") performance includes the performance of the Barrow Street Fund L.P. (the "Predecessor Private Fund"), the Fund's predecessor, for the periods before the Fund's registration statement became effective. The Predecessor Private Fund was reorganized into the Institutional Class shares of the Fund at the close of business on August 30, 2013 (the "Reorganization"), the date the Fund commenced operations. The Fund has been managed in the same style and by the same portfolio managers since the Predecessor Private Fund’s inception on December 31, 2008. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Private Fund. The performance of the Predecessor Private Fund is net of management fees of 1.50% of assets but does not include the effect of a 20% performance fee which was in place until October 7, 2012. Prior to the Reorganization, the Predecessor Private Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. If such restrictions had been applicable, they might have adversely affected the Predecessor Private Fund’s performance.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
(c)	Represents the period from December 31, 2008(a) and August 30, 2013 for the Institutional and Investor Classes, respectively, through May 31, 2015.
(d)	Represents the period from December 31, 2008(a) (the commencement of operations for the Predecessor Private Fund) through May 31, 2015.

BARROW LONG/SHORT OPPORTUNITY FUND LETTER TO SHAREHOLDERS	June 26, 2015

Dear Shareholder,

We are pleased to report on the status and performance of Barrow Long/Short Opportunity Fund (“the Fund”) for the fiscal year ended May 31, 2015. On May 1, 2015, the Fund changed its name from Barrow All-Cap Long/Short Fund.

We believe the Fund owns a well-positioned long portfolio of equity positions in excellent businesses at attractive valuations that feature high returns on capital, wide operating margins, and low debt load. The Fund also sells short the common stock of companies with poor business characteristics that are trading at high prices. The Fund’s long and short portfolios are highly diversified by market cap segments (large, mid, small), industry sectors, and issuers.

We believe the Fund is well positioned to do well in any future market condition, especially a bear market. We believe the Fund’s long and short portfolios are cheap and expensive, respectively, on an absolute basis and in relation to the U.S. stock market as represented by the S&P 500 Index. We believe the Fund’s short portfolio provides a meaningful hedge against the market’s potential downside volatility.

On August 30, 2013, Barrow Street Advisors, LLC (“the Adviser”) launched the Barrow Long/Short Opportunity Fund (the “Fund”). For the fiscal year ended May 31, 2015, the Institutional Class of the Fund posted a total return of 4.01%, which compares to 11.81% for the S&P 500 Index and 5.31% for the HFRI Equity Hedge Index. The Fund lagged the performance of the S&P 500 due to the successful implementation of its mission to hedge a significant amount of market exposure.

The Fund maintains a gross exposure of approximately 220% of its net capital with long exposure of 130%, short exposure of 90%, and net exposure of 40%. For the fiscal year ended May 31, 2015, the Fund’s long portfolio generated an unleveraged total return before fees and expenses of +11.24%, which trailed the S&P 500 by 57 basis points largely because the Fund’s large-cap and small-cap positions underperformed the S&P 500. With respect to its short book, the Fund experienced attractive performance as the companies that the Fund sold short returned less than the Fund’s long book. The Fund’s short portfolio generated an unleveraged total return before fees and expenses of +9.87%, or 194 bps less than the S&P 500 with strong contributions from the small cap segment.

The Adviser continued using its proprietary private equity approach to uncover companies that exhibit its Quality-meets-Value criteria. Based on extensive research by the Adviser, the Fund seeks to invest in companies with fundamental operating and financial attributes representative of both quality and value. Using this approach the Fund continued to uncover potential opportunities to: 1) purchase quality companies trading at temporary discounts to their intrinsic values; and 2) sell short the stock of lower quality companies trading at prices well above their intrinsic values. To increase the Fund’s chances for success, we harness these opportunities by investing in a variety of positions diversified across market capitalization and industry sectors.

Over the past year, we uncovered 114 new long opportunities in six industry sectors, including 53 small caps, 28 mid caps, and 33 large caps. We believe all of these new additions to the Fund’s portfolio are excellent companies with strong balance sheets. They are generally using their ample free cash flow to: a) re-invest in growth opportunities at high rates of return; b) pay dividends; c) repurchase stock at attractive valuations; and/or d) retire outstanding debt. In tandem, we initiated 194 new short positions, including 95 small caps, 50 mid caps and 49 large caps. We believe these companies are overpriced and exhibit weak quality characteristics.

In keeping with our practice, over the past year the Fund’s investments were sourced by taking account of the opportunity set of all companies in our broad investment universe each time we committed capital to a new position. We think this approach allows us to uncover excellent investment opportunities that arise from temporary market inefficiencies and to gather up the most compelling investments across a wide array of industries and market capitalizations while avoiding the destructive behavioral biases inherent in concentrated-stock and sector-specialized investing.

Seven of the Fund’s long positions were announced as take-over targets since May 31, 2014, which was approximately 1.4x the market average. On the short side, 35 of the Fund’s positions were announced as take-over targets since May 31, 2014, which was approximately 1.7x the market average1.

Since May 31, 2014, the long portfolio generated an unleveraged total return before fees and expenses of +11.24%, including +8.03% for large caps, +14.98% for mid caps and +9.45% for small caps. This compares to +11.81% for the S&P 500, +12.28% for the S&P 400 Midcap, and +11.32% for the Russell 2000. The Fund’s sectors with the best absolute performance were Health Care and Consumer Staples, which generated total returns of +28.80% and +21.15%, respectively. The Fund’s sectors that did least well were Energy and Materials, which returned -20.84% and +7.32%, respectively.

Over the same period, the Fund’s short portfolio generated an unleveraged total return before fees and expenses of +9.87%, including +11.87% for large caps, +12.36% for mid caps and +6.95% for small caps. The Fund’s sectors with the best performance were Energy and Materials, which returned -16.30% and -2.66%, respectively. Our sectors that did least well were Health Care and Consumer Discretionary, which generated total returns of +33.04% and +16.33%, respectively.

You can find more information about the Fund’s portfolio on the Barrow Funds website (www.barrowfunds.com), including our unique quarterly “consolidated look-through” report in which we compare the portfolio of the Fund with the S&P 500 as if they were public holding companies like Bershire Hathaway. The consolidated look-through analysis is another example of how we look at our portfolio through a private equity lens. We focus on the key characteristics of good business, such as total enterprise value (not just equity market capitalization), unleveraged cash flow, return on capital, leverage, growth, and insider ownership. At the same time, we are buying a diverse group of these high quality companies at attractive valuation levels and selling short the stock of companies with fewer of these characteristics at high prices. This unique approach has served our investors well, and we remain confident in the future.

Sincerely,

Nicholas Chermayeff	Robert F. Greenhill, Jr.	David R. Bechtel
Co-Portfolio Manager,	Co-Portfolio Manager,	Principal,
Investment Committee	Investment Committee	Investment Committee

[1]

The frequency of merger and acquisition (“M&A”) activity in the Fund’s portfolio is calculated on a quarterly basis by dividing the cumulative number of portfolio holdings that have been announced as merger or acquisition targets by the cumulative number of unique holdings held in the Fund’s portfolio. The frequency of M&A activity in the market is calculated on a quarterly basis by dividing the cumulative number of publicly-traded U.S. common stocks that have been announced as acquisition targets per Bloomberg by the total universe of publicly-traded U.S. common stocks as identified by Bloomberg (approximately 10,000).

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-877-767-6633.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.barrowfunds.com or call 1-877-767-6633 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. The opinions of the Fund’s Adviser with respect to those securities may change at any time.

BARROW LONG/SHORT OPPORTUNITY FUND
PERFORMANCE INFORMATION
May 31, 2015 (Unaudited)

Comparison of the Change in Value of a $250,000 Investment in
Barrow Long/Short Opportunity Fund - Institutional Class
versus the S&P 500® Index

Average Annual Total Returns(a) For Periods Ended May 31, 2015
	1 Year	Since Inception(b)
Barrow Long/Short Opportunity Fund - Institutional Class	4.01%	4.65%
Barrow Long/Short Opportunity Fund - Investor Class	3.82%	4.42%
S&P 500® Index	11.81%	18.08%

(a)	The Fund's total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
(b)	The Fund commenced operations on August 30, 2013.

BARROW VALUE OPPORTUNITY FUND
PORTFOLIO INFORMATION
May 31, 2015 (Unaudited)

Sector Diversification

Top 10 Equity Holdings

Security Description	% of Net Assets
Starz - Series A	1.92%
USANA Health Sciences, Inc.	1.92%
Outerwall, Inc.	1.72%
GameStop Corporation - Class A	1.71%
RPX Corporation	1.67%
Omnicom Group, Inc.	1.64%
Steven Madden Ltd.	1.58%
WD-40 Company	1.56%
H&R Block, Inc.	1.52%
Deluxe Corporation	1.46%

BARROW LONG/SHORT OPPORTUNITY FUND
PORTFOLIO INFORMATION
May 31, 2015 (Unaudited)

Net Sector Exposure Diversification*

*	The net percentages are computed by taking the net dollar exposure, including short positions, and dividing by the net assets of the Fund. Consequently, the percentages will not total to 100%.

Top 10 Long Equity Holdings		Top 10 Short Equity Holdings
Security Description	% of Net Assets	Security Description	% of Net Assets
Starz - Series A	2.55%	Dean Foods Company	0.73%
USANA Health Sciences, Inc.	2.54%	Diamond Foods, Inc.	0.65%
Outerwall, Inc.	2.28%	Coca-Cola Bottling Company Consolidated	0.64%
GameStop Corporation - Class A	2.27%	Fresh Del Monte Produce, Inc.	0.57%
RPX Corporation	2.21%	Boston Beer Company, Inc. - Class A	0.54%
Omnicom Group, Inc.	2.18%	Anderson's, Inc. (The)	0.53%
Steven Madden Ltd.	2.10%	Boulder Brands, Inc.	0.49%
WD-40 Company	2.07%	United Natural Foods, Inc.	0.49%
H&R Block, Inc.	2.02%	Snyder's-Lance, Inc.	0.48%
Deluxe Corporation	1.93%	DexCom, Inc.	0.47%

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS May 31, 2015
COMMON STOCKS — 98.2%	Shares	Value
Consumer Discretionary — 21.8%
Auto Components — 0.4%
Dorman Products, Inc. (a)	786	$36,675
Motorcar Parts of America, Inc. (a)	3,317	95,430
		132,105
Automobiles — 0.8%
Thor Industries, Inc.	2,926	178,749
Winnebago Industries, Inc.	4,255	92,461
		271,210
Diversified Consumer Services — 1.5%
H&R Block, Inc. (b)	15,455	490,387

Hotels, Restaurants & Leisure — 1.2%
DineEquity, Inc.	403	39,333
Interval Leisure Group, Inc. (b)	13,235	344,374
		383,707
Household Durables — 0.9%
NVR, Inc. (a)	98	133,339
Tupperware Brands Corporation (b)	2,117	139,171
		272,510
Internet & Catalog Retail — 0.5%
Lands' End, Inc. (a)	5,482	161,226

Leisure Products — 1.2%
Arctic Cat, Inc.	730	24,149
Nautilus, Inc. (a)	1,770	37,382
Smith & Wesson Holding Corporation (a)	9,917	145,879
Sturm, Ruger & Company, Inc.	3,105	166,863
		374,273
Media — 5.5%
CBS Corporation - Class B	984	60,733
Entravision Communications Corporation - Class A	12,335	83,261
Interpublic Group of Companies, Inc. (b)	13,213	269,809
National CineMedia, Inc.	9,492	151,208
Omnicom Group, Inc.	7,099	529,088
Starz - Series A (a)	14,757	619,204
Time Warner, Inc.	333	28,132
Time, Inc.	977	21,992
		1,763,427

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.2% (Continued)	Shares	Value
Consumer Discretionary — 21.8% (Continued)
Specialty Retail — 7.7%
AutoZone, Inc. (a)	49	$33,007
Bed Bath & Beyond, Inc. (a) (b)	3,836	273,584
Buckle, Inc. (The) (b)	515	21,929
Cato Corporation (The) - Class A (b)	3,499	130,478
Express, Inc. (a) (b)	6,269	110,585
Finish Line, Inc. (The) - Class A	1,352	35,382
Foot Locker, Inc. (b)	2,036	128,675
Francesca's Holdings Corporation (a)	5,547	86,921
GameStop Corporation - Class A (b)	12,684	550,612
GNC Holdings, Inc. - Class A	5,730	255,214
Hibbett Sports, Inc. (a)	2,798	130,247
Outerwall, Inc. (b)	7,227	554,022
Ross Stores, Inc.	326	31,514
Select Comfort Corporation (a)	3,614	112,576
Winmark Corporation	307	28,223
		2,482,969
Textiles, Apparel & Luxury Goods — 2.1%
Coach, Inc.	1,601	56,627
Deckers Outdoor Corporation (a)	751	51,181
Iconix Brand Group, Inc. (a) (b)	2,380	61,452
Steven Madden Ltd. (a) (b)	13,491	509,690
		678,950
Consumer Staples — 20.4%
Beverages — 1.7%
Dr Pepper Snapple Group, Inc. (b)	3,838	294,144
National Beverage Corporation (a) (b)	6,552	135,627
PepsiCo, Inc.	1,109	106,941
		536,712
Food & Staples Retailing — 0.5%
CVS Health Corporation	557	57,026
Fresh Market, Inc. (The) (a)	816	25,908
Village Super Market, Inc. - Class A	2,358	75,503
		158,437
Food Products — 7.1%
B&G Foods, Inc. (b)	9,841	304,481
Calavo Growers, Inc.	1,298	65,484
Cal-Maine Foods, Inc.	5,851	331,693
General Mills, Inc.	88	4,941
J & J Snack Foods Corporation	1,156	124,617

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.2% (Continued)	Shares	Value
Consumer Staples — 20.4% (Continued)
Food Products — 7.1% (Continued)
J.M. Smucker Company (The)	44	$5,216
John B. Sanfilippo & Son, Inc.	1,307	66,147
Kellogg Company	3,961	248,632
Lancaster Colony Corporation (b)	2,772	247,373
Pilgrim's Pride Corporation (b)	9,862	252,270
Pinnacle Foods, Inc.	7,179	302,595
Sanderson Farms, Inc.	2,709	220,865
Seaboard Corporation (a)	31	106,330
		2,280,644
Household Products — 2.3%
Clorox Company (The)	1,319	142,003
Energizer Holdings, Inc. (b)	39	5,526
Spectrum Brands Holdings, Inc.	974	94,137
WD-40 Company	5,970	503,689
		745,355
Personal Products — 3.6%
Herbalife Ltd. (a)	6,009	312,649
Inter Parfums, Inc.	4,728	158,057
Nu Skin Enterprises, Inc. - Class A	1,670	84,502
USANA Health Sciences, Inc. (a) (b)	4,824	617,906
		1,173,114
Tobacco — 5.2%
Altria Group, Inc. (b)	7,596	388,915
Philip Morris International, Inc. (b)	3,711	308,273
Reynolds American, Inc. (b)	5,599	429,723
Universal Corporation	1,760	90,622
Vector Group Ltd. (b)	20,815	460,220
		1,677,753
Energy — 9.9%
Energy Equipment & Services — 3.6%
Cameron International Corporation (a)	2,381	122,217
CARBO Ceramics, Inc.	168	7,165
Dril-Quip, Inc. (a)	3,173	239,815
FMC Technologies, Inc. (a)	5,172	216,138
Halliburton Company	1,794	81,447
Helmerich & Payne, Inc.	298	21,751
Oceaneering International, Inc.	4,007	203,556
Oil States International, Inc. (a)	403	16,475
RPC, Inc.	605	8,748

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.2% (Continued)	Shares	Value
Energy — 9.9% (Continued)
Energy Equipment & Services — 3.6% (Continued)
Schlumberger Ltd.	706	$64,084
US Silica Holdings, Inc.	5,515	170,138
		1,151,534
Oil, Gas & Consumable Fuels — 6.3%
Alliance Holdings GP, L.P.	4,577	220,611
Alon USA Partners, L.P. (b)	11,926	242,813
BP Prudhoe Bay Royalty Trust	1,122	74,871
CVR Energy, Inc. (b)	1,397	54,148
Exxon Mobil Corporation	290	24,708
Green Plains, Inc.	1,996	65,589
HollyFrontier Corporation (b)	2,055	85,591
Marathon Oil Corporation (b)	1,462	39,752
Marathon Petroleum Corporation (b)	2,192	226,784
Northern Tier Energy, L.P. (b)	3,266	79,788
Permian Basin Royalty Trust	1,467	12,162
REX American Resources Corporation (a)	2,057	131,381
Sabine Royalty Trust	6,732	265,779
Valero Energy Corporation	1,734	102,722
Western Refining, Inc. (b)	9,631	423,571
		2,050,270
Health Care — 17.4%
Health Care Equipment & Supplies — 2.0%
Edwards Lifesciences Corporation (a)	663	86,667
Globus Medical, Inc. - Class A (a) (b)	12,482	323,783
Medtronic plc (b)	2,627	200,493
Thoratec Corporation (a)	678	30,775
		641,718
Health Care Providers & Services — 10.8%
Accretive Health, Inc. (a)	5,085	27,357
AMN Healthcare Services, Inc. (a) (b)	4,632	123,165
AmSurg Corporation (a) (b)	6,855	461,616
Cardinal Health, Inc. (b)	1,529	134,812
Chemed Corporation (b)	2,679	332,705
CorVel Corporation (a)	797	28,612
DaVita HealthCare Partners, Inc. (a)	1,424	119,303
Ensign Group, Inc. (The)	1,631	75,629
HCA Holdings, Inc. (a)	354	28,968
HealthSouth Corporation (b)	7,151	308,637

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.2% (Continued)	Shares	Value
Health Care — 17.4% (Continued)
Health Care Providers & Services — 10.8% (Continued)
IPC Healthcare, Inc. (a)	811	$40,039
Laboratory Corporation of America Holdings (a) (b)	1,361	160,530
MEDNAX, Inc. (a) (b)	6,040	429,927
Patterson Companies, Inc. (b)	2,828	135,291
Premier, Inc. - Class A (a)	7,106	272,302
Quest Diagnostics, Inc. (b)	5,761	433,400
Select Medical Holdings Corporation	3,819	62,441
Surgical Care Affiliates, Inc. (a)	6,232	236,754
U.S. Physical Therapy, Inc.	558	27,822
VCA, Inc. (a) (b)	770	40,394
		3,479,704
Health Care Technology — 0.3%
Computer Programs & Systems, Inc.	1,579	82,629

Pharmaceuticals — 4.3%
DepoMed, Inc. (a)	15,236	317,823
Johnson & Johnson	2,374	237,733
Lannett Company, Inc. (a)	1,549	86,171
Pfizer, Inc. (b)	4,791	166,487
Prestige Brands Holdings, Inc. (a) (b)	3,312	145,463
SciClone Pharmaceuticals, Inc. (a)	21,619	200,192
Supernus Pharmaceuticals, Inc. (a)	17,274	245,636
		1,399,505
Industrials — 17.5%
Aerospace & Defense — 2.1%
B/E Aerospace, Inc.	436	25,000
Cubic Corporation (b)	591	28,250
Engility Holdings, Inc. (b)	699	19,516
Northrop Grumman Corporation (b)	2,515	400,338
Raytheon Company (b)	1,822	188,140
Vectrus, Inc. (a) (b)	344	8,631
		669,875
Air Freight & Logistics — 0.1%
Expeditors International of Washington, Inc.	1,027	47,078

Commercial Services & Supplies — 1.9%
Deluxe Corporation (b)	7,353	469,342
Pitney Bowes, Inc. (b)	6,199	135,448
		604,790

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.2% (Continued)	Shares	Value
Industrials — 17.5% (Continued)
Construction & Engineering — 1.4%
Argan, Inc.	9,137	$326,922
Fluor Corporation	2,423	136,221
		463,143
Electrical Equipment — 3.2%
Babcock & Wilcox Company (The)	9,580	318,918
Emerson Electric Company (b)	4,292	258,851
Generac Holdings, Inc. (a)	2,639	110,257
Rockwell Automation, Inc.	814	100,032
Thermon Group Holdings, Inc. (a)	10,966	249,038
		1,037,096
Machinery — 2.4%
Actuant Corporation - Class A	347	8,154
Douglas Dynamics, Inc.	1,235	25,071
Dover Corporation	2,507	189,028
Graco, Inc.	390	28,310
Greenbrier Companies, Inc. (The)	4,181	251,822
Hillenbrand, Inc.	1,393	42,793
Lindsay Corporation (b)	1,093	88,030
Oshkosh Corporation (b)	1,313	65,860
PACCAR, Inc. (b)	472	30,000
Valmont Industries, Inc. (b)	484	60,234
		789,302
Professional Services — 4.8%
Dun & Bradstreet Corporation (The) (b)	2,843	363,705
Huron Consulting Group, Inc. (a) (b)	1,520	97,736
Insperity, Inc.	4,931	259,469
Korn/Ferry International	2,978	95,564
Navigant Consulting, Inc. (a) (b)	1,606	21,857
Resources Connection, Inc. (b)	10,672	167,444
RPX Corporation (a) (b)	33,780	537,440
		1,543,215
Road & Rail — 0.4%
Landstar System, Inc.	1,764	115,366

Trading Companies & Distributors — 1.2%
United Rentals, Inc. (a)	1,883	167,417
WESCO International, Inc. (a)	2,967	213,209
		380,626

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.2% (Continued)	Shares	Value
Materials — 11.2%
Chemicals — 8.2%
Albemarle Corporation	3,266	$196,450
Celanese Corporation - Series A	1,776	122,278
CF Industries Holdings, Inc. (b)	1,234	389,796
Chemtura Corporation (a)	4,074	113,094
CVR Partners, L.P.	971	13,837
Ferro Corporation (a)	18,184	275,851
Flotek Industries, Inc. (a)	7,245	83,245
FutureFuel Corporation	6,907	82,884
Innophos Holdings, Inc.	212	11,047
Innospec, Inc.	3,606	154,625
LSB Industries, Inc. (a)	1,057	44,954
LyondellBasell Industries N.V. - Class A	2,873	290,460
NewMarket Corporation (b)	285	131,217
OCI Partners, L.P.	6,089	106,192
Olin Corporation (b)	4,171	121,960
Scotts Miracle-Gro Company (The) - Class A	1,489	91,216
Terra Nitrogen Company, L.P.	710	92,982
Valspar Corporation (The)	590	49,242
W.R. Grace & Company (a)	179	17,530
Westlake Chemical Corporation	2,849	200,883
Westlake Chemical Partners, L.P.	1,362	29,746
		2,619,489
Containers & Packaging — 1.7%
Avery Dennison Corporation	5,877	363,845
Owens-Illinois, Inc. (a)	3,142	75,094
Sonoco Products Company	2,573	115,836
		554,775
Metals & Mining — 1.2%
Compass Minerals International, Inc.	2,860	246,418
Hi-Crush Partners, L.P.	2,869	85,496
Kaiser Aluminum Corporation (b)	172	13,954
OCI Resources, L.P.	1,162	27,272
Southern Copper Corporation (b)	589	17,682
		390,822
Paper & Forest Products — 0.1%
Boise Cascade Company (a)	332	11,766
Schweitzer-Mauduit International, Inc. (b)	678	27,364
		39,130

Total Common Stocks (Cost $26,998,915)		$31,642,846

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 1.9%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (c) (Cost $605,368)	605,368	$605,368

Total Investments at Value — 100.1% (Cost $27,604,283)		$32,248,214

Liabilities in Excess of Other Assets — (0.1%)		(27,640)

Net Assets — 100.0%		$32,220,574

(a)	Non-income producing security.
(b)	All or a portion of the shares have been pledged as collateral for the bank line of credit (Note 5).
(c)	The rate shown is the 7-day effective yield as of May 31, 2015.
See accompanying notes to financial statements.

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS May 31, 2015
COMMON STOCKS — 128.7%	Shares	Value
Consumer Discretionary — 28.8%
Auto Components — 0.5%
Dorman Products, Inc. (a) (b)	314	$14,651
Motorcar Parts of America, Inc. (a) (b)	1,333	38,351
		53,002
Automobiles — 1.1%
Thor Industries, Inc. (b)	1,195	73,003
Winnebago Industries, Inc. (b)	1,739	37,788
		110,791
Diversified Consumer Services — 2.0%
H&R Block, Inc. (b)	6,285	199,423

Hotels, Restaurants & Leisure — 1.6%
DineEquity, Inc. (b)	159	15,518
Interval Leisure Group, Inc. (b)	5,380	139,988
		155,506
Household Durables — 1.1%
NVR, Inc. (a) (b)	38	51,703
Tupperware Brands Corporation (b)	870	57,194
		108,897
Internet & Catalog Retail — 0.7%
Lands' End, Inc. (a) (b)	2,213	65,084

Leisure Products — 1.6%
Arctic Cat, Inc. (b)	290	9,593
Nautilus, Inc. (a) (b)	723	15,270
Smith & Wesson Holding Corporation (a) (b)	4,088	60,135
Sturm, Ruger & Company, Inc. (b)	1,257	67,551
		152,549
Media — 7.2%
CBS Corporation - Class B (b)	398	24,565
Entravision Communications Corporation - Class A (b)	5,019	33,878
Interpublic Group of Companies, Inc. (b)	5,344	109,125
National CineMedia, Inc. (b)	3,861	61,506
Omnicom Group, Inc. (b)	2,882	214,795
Starz - Series A (a) (b)	5,999	251,718
Time Warner, Inc. (b)	132	11,151
Time, Inc.	295	6,640
		713,378

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 128.7% (Continued)	Shares	Value
Consumer Discretionary — 28.8% (Continued)
Specialty Retail — 10.2%
AutoZone, Inc. (a) (b)	20	$13,472
Bed Bath & Beyond, Inc. (a) (b)	1,551	110,617
Buckle, Inc. (The) (b)	207	8,814
Cato Corporation (The) - Class A (b)	1,423	53,064
Express, Inc. (a) (b)	2,565	45,247
Finish Line, Inc. (The) - Class A (b)	542	14,184
Foot Locker, Inc. (b)	821	51,887
Francesca's Holdings Corporation (a) (b)	2,267	35,524
GameStop Corporation - Class A (b)	5,159	223,952
GNC Holdings, Inc. - Class A (b)	2,320	103,333
Hibbett Sports, Inc. (a) (b)	1,134	52,788
Outerwall, Inc. (b)	2,934	224,920
Ross Stores, Inc. (b)	131	12,664
Select Comfort Corporation (a)	1,473	45,884
Winmark Corporation	122	11,215
		1,007,565
Textiles, Apparel & Luxury Goods — 2.8%
Coach, Inc. (b)	665	23,521
Deckers Outdoor Corporation (a) (b)	303	20,649
Iconix Brand Group, Inc. (a) (b)	967	24,968
Steven Madden Ltd. (a) (b)	5,492	207,488
		276,626
Consumer Staples — 25.9%
Beverages — 2.2%
Brown-Forman Corporation - Class B (b)	2	188
Dr Pepper Snapple Group, Inc. (b)	1,562	119,712
National Beverage Corporation (a) (b)	2,654	54,938
PepsiCo, Inc. (b)	444	42,815
		217,653
Food & Staples Retailing — 0.5%
CVS Health Corporation (b)	223	22,831
Village Super Market, Inc. - Class A (b)	939	30,067
		52,898
Food Products — 8.8%
B&G Foods, Inc. (b)	4,009	124,038
Cal-Maine Foods, Inc. (b)	2,255	127,836
General Mills, Inc. (b)	33	1,853
J & J Snack Foods Corporation (b)	469	50,558
John B. Sanfilippo & Son, Inc. (b)	543	27,481
Kellogg Company (b)	1,497	93,967

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 128.7% (Continued)	Shares	Value
Consumer Staples — 25.9% (Continued)
Food Products — 8.8% (Continued)
Lancaster Colony Corporation (b)	1,117	$99,681
Pilgrim's Pride Corporation (b)	3,994	102,167
Pinnacle Foods, Inc. (b)	2,936	123,752
Sanderson Farms, Inc. (b)	1,100	89,683
Seaboard Corporation (a) (b)	7	24,010
		865,026
Household Products — 3.0%
Clorox Company (The) (b)	533	57,383
Spectrum Brands Holdings, Inc. (b)	394	38,080
WD-40 Company (b)	2,417	203,922
		299,385
Personal Products — 4.6%
Herbalife Ltd. (a) (b)	2,443	127,109
Inter Parfums, Inc. (b)	1,140	38,110
Nu Skin Enterprises, Inc. - Class A (b)	681	34,459
USANA Health Sciences, Inc. (a) (b)	1,957	250,672
		450,350
Tobacco — 6.8%
Altria Group, Inc. (b)	3,076	157,491
Philip Morris International, Inc. (b)	1,508	125,270
Reynolds American, Inc. (b)	2,272	174,376
Universal Corporation (b)	434	22,347
Vector Group Ltd. (b)	8,437	186,542
		666,026
Energy — 13.3%
Energy Equipment & Services — 4.7%
Cameron International Corporation (a) (b)	968	49,687
CARBO Ceramics, Inc.	68	2,900
Dril-Quip, Inc. (a)	1,287	97,271
FMC Technologies, Inc. (a) (b)	2,097	87,634
Halliburton Company	742	33,687
Helmerich & Payne, Inc.	125	9,124
Oceaneering International, Inc. (b)	1,621	82,347
Oil States International, Inc. (a) (b)	166	6,786
RPC, Inc.	244	3,528
Schlumberger Ltd. (b)	293	26,596
US Silica Holdings, Inc.	2,243	69,197
		468,757

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 128.7% (Continued)	Shares	Value
Energy — 13.3% (Continued)
Oil, Gas & Consumable Fuels — 8.6%
Alliance Holdings GP, L.P. (b)	1,863	$89,797
Alon USA Energy, Inc. (b)	492	8,674
Alon USA Partners, L.P. (b)	4,870	99,153
BP Prudhoe Bay Royalty Trust (b)	455	30,362
CVR Energy, Inc. (b)	557	21,589
Exxon Mobil Corporation (b)	120	10,224
Green Plains, Inc. (b)	826	27,142
HollyFrontier Corporation (b)	837	34,861
Marathon Oil Corporation (b)	550	14,954
Marathon Petroleum Corporation (b)	894	92,493
Northern Tier Energy, L.P. (b)	1,334	32,590
Permian Basin Royalty Trust (b)	595	4,933
Phillips 66 (b)	57	4,510
REX American Resources Corporation (a) (b)	836	53,395
Sabine Royalty Trust (b)	2,725	107,583
Valero Energy Corporation (b)	705	41,764
Western Refining, Inc. (b)	3,923	172,534
		846,558
Financials — 0.0% (c)
Insurance — 0.0% (c)
Gerova Financial Group Ltd. (a) (b) (d)	2	0

Health Care — 23.0%
Health Care Equipment & Supplies — 2.7%
Align Technology, Inc. (a) (b)	68	4,126
Edwards Lifesciences Corporation (a) (b)	271	35,425
Globus Medical, Inc. - Class A (a) (b)	5,075	131,645
Medtronic plc (b)	1,062	81,052
Thoratec Corporation (a) (b)	197	8,942
		261,190
Health Care Providers & Services — 14.3%
Accretive Health, Inc. (a) (b)	2,062	11,094
AmerisourceBergen Corporation (b)	4	450
AMN Healthcare Services, Inc. (a) (b)	1,850	49,192
AmSurg Corporation (a) (b)	2,789	187,811
Cardinal Health, Inc. (b)	607	53,519
Chemed Corporation (b)	1,080	134,125

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 128.7% (Continued)	Shares	Value
Health Care — 23.0% (Continued)
Health Care Providers & Services — 14.3% (Continued)
CorVel Corporation (a) (b)	331	$11,883
DaVita HealthCare Partners, Inc. (a) (b)	583	48,844
Ensign Group, Inc. (The) (b)	664	30,790
HCA Holdings, Inc. (a)	140	11,456
HealthSouth Corporation (b)	2,909	125,552
IPC Healthcare, Inc. (a) (b)	335	16,539
Laboratory Corporation of America Holdings (a) (b)	524	61,806
MEDNAX, Inc. (a) (b)	2,448	174,249
Patterson Companies, Inc. (b)	1,136	54,346
Premier, Inc. - Class A (a) (b)	2,910	111,511
Quest Diagnostics, Inc. (b)	2,341	176,113
Select Medical Holdings Corporation (b)	1,542	25,212
Surgical Care Affiliates, Inc. (a)	2,529	96,077
U.S. Physical Therapy, Inc.	221	11,019
VCA, Inc. (a) (b)	305	16,000
		1,407,588
Health Care Technology — 0.3%
Computer Programs & Systems, Inc. (b)	638	33,387

Pharmaceuticals — 5.7%
DepoMed, Inc. (a) (b)	6,186	129,040
Johnson & Johnson (b)	969	97,036
Lannett Company, Inc. (a) (b)	634	35,269
Pfizer, Inc. (b)	1,932	67,137
Prestige Brands Holdings, Inc. (a) (b)	1,342	58,941
SciClone Pharmaceuticals, Inc. (a)	8,792	81,414
Supernus Pharmaceuticals, Inc. (a)	7,007	99,639
		568,476
Industrials — 23.1%
Aerospace & Defense — 2.6%
B/E Aerospace, Inc. (b)	76	4,358
Cubic Corporation (b)	149	7,122
Engility Holdings, Inc. (b)	279	7,790
Northrop Grumman Corporation (b)	1,019	162,205
Raytheon Company (b)	736	75,999
Vectrus, Inc. (a) (b)	137	3,437
		260,911
Air Freight & Logistics — 0.2%
Expeditors International of Washington, Inc. (b)	423	19,390

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 128.7% (Continued)	Shares	Value
Industrials — 23.1% (Continued)
Commercial Services & Supplies — 2.5%
Deluxe Corporation (b)	2,987	$190,660
Pitney Bowes, Inc. (b)	2,519	55,040
		245,700
Construction & Engineering — 1.9%
Argan, Inc. (b)	3,710	132,744
Fluor Corporation (b)	991	55,714
		188,458
Electrical Equipment — 4.2%
Babcock & Wilcox Company (The) (b)	3,826	127,368
Emerson Electric Company (b)	1,729	104,276
Generac Holdings, Inc. (a) (b)	1,076	44,955
Rockwell Automation, Inc. (b)	337	41,414
Thermon Group Holdings, Inc. (a) (b)	4,440	100,832
		418,845
Machinery — 3.3%
Actuant Corporation - Class A (b)	114	2,679
Douglas Dynamics, Inc. (b)	504	10,231
Dover Corporation (b)	1,028	77,511
Graco, Inc.	155	11,252
Greenbrier Companies, Inc. (The) (b)	1,710	102,993
Hillenbrand, Inc. (b)	531	16,312
Joy Global, Inc. (b)	86	3,349
Lindsay Corporation (b)	443	35,679
Oshkosh Corporation (b)	546	27,388
PACCAR, Inc. (b)	190	12,077
Valmont Industries, Inc. (b)	196	24,392
		323,863
Professional Services — 6.3%
Dun & Bradstreet Corporation (The) (b)	1,155	147,759
Huron Consulting Group, Inc. (a) (b)	619	39,802
Insperity, Inc. (b)	1,971	103,714
Korn/Ferry International (b)	1,220	39,150
Navigant Consulting, Inc. (a) (b)	145	1,973
Resources Connection, Inc. (b)	4,359	68,393
RPX Corporation (a) (b)	13,725	218,365
		619,156
Road & Rail — 0.5%
Landstar System, Inc.	713	46,630

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 128.7% (Continued)	Shares	Value
Industrials — 23.1% (Continued)
Trading Companies & Distributors — 1.6%
United Rentals, Inc. (a) (b)	765	$68,016
WESCO International, Inc. (a) (b)	1,200	86,232
		154,248
Materials — 14.6%
Chemicals — 10.6%
Albemarle Corporation (b)	1,233	74,165
Celanese Corporation - Series A (b)	693	47,713
CF Industries Holdings, Inc. (b)	499	157,624
Chemtura Corporation (a) (b)	1,470	40,807
CVR Partners, L.P.	390	5,557
Ferro Corporation (a) (b)	7,091	107,570
Flotek Industries, Inc. (a)	2,948	33,873
FutureFuel Corporation (b)	2,809	33,708
Innophos Holdings, Inc.	84	4,377
Innospec, Inc. (b)	1,462	62,691
Koppers Holdings, Inc. (b)	196	5,061
LSB Industries, Inc. (a)	272	11,568
LyondellBasell Industries N.V. - Class A (b)	1,168	118,085
NewMarket Corporation (b)	117	53,868
OCI Partners, L.P. (b)	2,486	43,356
Olin Corporation (b)	1,685	49,269
Scotts Miracle-Gro Company (The) - Class A (b)	595	36,450
Terra Nitrogen Company, L.P. (b)	284	37,193
Valspar Corporation (The)	236	19,697
W.R. Grace & Company (a)	72	7,051
Westlake Chemical Corporation (b)	1,151	81,157
Westlake Chemical Partners, L.P.	541	11,815
		1,042,655
Containers & Packaging — 2.3%
Avery Dennison Corporation (b)	2,386	147,717
Owens-Illinois, Inc. (a) (b)	1,274	30,449
Sonoco Products Company (b)	1,037	46,686
		224,852
Metals & Mining — 1.6%
Compass Minerals International, Inc. (b)	1,166	100,462
Hi-Crush Partners, L.P.	1,170	34,866
Kaiser Aluminum Corporation (b)	54	4,381
OCI Resources, L.P.	461	10,820
Reliance Steel & Aluminum Company (b)	7	446

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 128.7% (Continued)	Shares	Value
Materials — 14.6% (Continued)
Metals & Mining — 1.6% (Continued)
Southern Copper Corporation (b)	236	$7,085
		158,060
Paper & Forest Products — 0.1%
Boise Cascade Company (a)	131	4,643
Schweitzer-Mauduit International, Inc. (b)	270	10,897
		15,540

Total Common Stocks (Cost $11,189,124)		$12,698,423

MONEY MARKET FUNDS — 8.3%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (e) (Cost $816,934)	816,934	$816,934

Total Investments at Value — 137.0% (Cost $12,006,058)		$13,515,357

Liabilities in Excess of Other Assets (f) — (37.0%)		(3,653,308)

Net Assets — 100.0%		$9,862,049

(a)	Non-income producing security.
(b)	All or a portion of the shares have been pledged as collateral for open short positions and any outstanding borrowings for investment purposes (Note 2).
(c)	Percentage rounds to less than 0.1%.
(d)

Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities is $0 at May 31, 2015, representing 0.0%(c) of net assets (Note 2).

(e)	The rate shown is the 7-day effective yield as of May 31, 2015.
(f)	Includes cash held as margin deposits for open short positions.
See accompanying notes to financial statements.

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT May 31, 2015
COMMON STOCKS — 88.5%	Shares	Value
Consumer Discretionary — 20.7%
Auto Components — 0.5%
Allison Transmission Holdings, Inc.	97	$2,968
BorgWarner, Inc.	75	4,511
Federal Mogul Holdings Corporation	125	1,554
Gentherm, Inc.	114	5,844
Goodyear Tire & Rubber Company (The)	112	3,567
Modine Manufacturing Company	1,045	11,693
Remy International, Inc.	203	4,486
Superior Industries International, Inc.	587	11,323
Visteon Corporation	59	6,462
		52,408
Automobiles — 0.2%
General Motors Company	294	10,575
Harley-Davidson, Inc.	27	1,444
Tesla Motors, Inc.	55	13,794
		25,813
Distributors — 0.2%
Core-Mark Holding Company, Inc.	271	14,555
LKQ Corporation	329	9,400
		23,955
Diversified Consumer Services — 0.6%
Carriage Services, Inc.	49	1,219
Liberty Tax, Inc.	37	880
LifeLock, Inc.	1,047	15,935
Matthews International Corporation - Class A	252	12,512
Regis Corporation	952	15,384
Service Corporation International	283	8,224
Sotheby's	29	1,300
		55,454
Hotels, Restaurants & Leisure — 6.6%
Aramark	420	13,167
Biglari Holdings, Inc.	39	13,778
BJ's Restaurants, Inc.	369	16,893
Bloomin' Brands, Inc.	772	17,339
Bob Evans Farms, Inc.	313	14,376
Brinker International, Inc.	208	11,477
Buffalo Wild Wings, Inc.	101	15,420
Carnival Corporation	289	13,389
Cedar Fair, L.P.	244	14,716

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 88.5% (Continued)	Shares	Value
Consumer Discretionary — 20.7% (Continued)
Hotels, Restaurants & Leisure — 6.6% (Continued)
Cheesecake Factory, Inc. (The)	292	$15,058
Chipotle Mexican Grill, Inc.	18	11,079
Churchill Downs, Inc.	162	20,198
Chuy's Holdings, Inc.	209	5,432
ClubCorp Holdings, Inc.	753	17,116
Cracker Barrel Old Country Store, Inc.	63	8,888
Darden Restaurants, Inc.	220	14,419
Dave & Buster's Entertainment, Inc.	210	6,642
Del Frisco's Restaurant Group, Inc.	608	11,309
Diamond Resorts International, Inc.	633	19,686
Extended Stay America, Inc.	713	13,982
Fiesta Restaurant Group, Inc.	278	12,935
Hilton Worldwide Holdings, Inc.	257	7,443
Hyatt Hotels Corporation - Class A	199	11,435
International Speedway Corporation - Class A	470	17,498
Jack in the Box, Inc.	219	19,011
Krispy Kreme Doughnuts, Inc.	642	11,164
La Quinta Holdings, Inc.	481	11,958
Las Vegas Sands Corporation	123	6,252
Marcus Corporation (The)	747	14,641
Marriott International, Inc. - Class A	155	12,088
Marriott Vacations Worldwide Corporation	239	21,099
MGM Resorts International	554	11,108
Norwegian Cruise Line Holdings Ltd.	302	16,477
Papa John's International, Inc.	69	4,741
Penn National Gaming, Inc.	136	2,262
Red Robin Gourmet Burgers, Inc.	217	18,096
Royal Caribbean Cruises Ltd.	173	13,145
Ruby Tuesday, Inc.	678	4,231
Ruth's Hospitality Group, Inc.	398	5,862
SeaWorld Entertainment, Inc.	463	10,001
Six Flags Entertainment Corporation	399	19,495
Sonic Corporation	573	17,270
Speedway Motorsports, Inc.	604	13,240
Starbucks Corporation	222	11,535
Starwood Hotels & Resorts Worldwide, Inc.	147	12,166
Texas Roadhouse, Inc.	447	15,654
Vail Resorts, Inc.	190	19,711
Wendy's Company (The)	1,787	20,086
Wynn Resorts Ltd.	67	6,746

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 88.5% (Continued)	Shares	Value
Consumer Discretionary — 20.7% (Continued)
Hotels, Restaurants & Leisure — 6.6% (Continued)
Yum! Brands, Inc.	50	$4,505
Zoe's Kitchen, Inc.	42	1,331
		647,550
Household Durables — 2.8%
Cavco Industries, Inc.	100	7,253
D.R. Horton, Inc.	453	11,832
GoPro, Inc. - Class A	36	1,997
Harman International Industries, Inc.	103	12,414
Installed Building Products, Inc.	612	13,121
Jarden Corporation	270	14,326
Leggett & Platt, Inc.	336	15,886
Lennar Corporation - Class A	278	12,963
Libbey, Inc.	384	15,168
M/I Homes, Inc.	660	15,358
MDC Holdings, Inc.	559	15,630
Meritage Homes Corporation	100	4,386
Mohawk Industries, Inc.	78	14,558
Newell Rubbermaid, Inc.	274	10,831
PulteGroup, Inc.	566	10,856
Ryland Group, Inc. (The)	94	3,955
Standard Pacific Corporation	1,512	12,459
Stanley Black & Decker, Inc.	47	4,815
Taylor Morrison Home Corporation - Class A	235	4,521
Tempur Sealy International, Inc.	56	3,337
Toll Brothers, Inc.	343	12,406
TRI Pointe Homes, Inc.	987	14,233
Universal Electronics, Inc.	267	13,836
WCI Communities, Inc.	764	17,763
Whirlpool Corporation	18	3,316
William Lyon Homes - Class A	301	6,812
		274,032
Internet & Catalog Retail — 0.9%
1-800-FLOWERS.COM, Inc. - Class A	825	7,846
Amazon.com, Inc.	36	15,452
Expedia, Inc.	8	858
Groupon, Inc.	2,189	13,966
HomeAway, Inc.	188	5,277
Liberty Interactive Corporation - Series A	180	5,035
Liberty TripAdvisor Holdings, Inc. - Class A	42	1,175
Liberty Ventures - Series A	18	747

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 88.5% (Continued)	Shares	Value
Consumer Discretionary — 20.7% (Continued)
Internet & Catalog Retail — 0.9% (Continued)
NetFlix, Inc.	26	$16,226
NutriSystem, Inc.	238	5,417
Overstock.com, Inc.	211	4,564
TripAdvisor, Inc.	146	11,134
zulily, Inc. - Class A	77	1,018
		88,715
Leisure Products — 0.2%
Callaway Golf Company	1,857	17,530
Mattel, Inc.	31	800
		18,330
Media — 2.5%
AMC Entertainment Holdings, Inc. - Class A	367	10,610
Carmike Cinemas, Inc.	421	11,716
Charter Communications, Inc. - Class A	47	8,414
Cinemark Holdings, Inc.	20	811
DISH Network Corporation - Class A	175	12,388
E.W. Scripps Company (The) - Class A	784	18,369
Global Eagle Entertainment, Inc.	553	7,504
Journal Media Group, Inc.	165	1,320
Lamar Advertising Company - Class A	158	9,578
Liberty Broadband - Class A	15	809
Liberty Broadband - Class C	6	321
Liberty Media Corporation - Class A	271	10,383
Liberty Media Corporation - Class C	27	1,025
Lions Gate Entertainment Corporation	42	1,390
Live Nation, Inc.	531	15,187
Madison Square Garden Company (The) - Class A	148	12,644
Media General, Inc.	429	7,104
Morningstar, Inc.	131	10,126
New Media Investment Group, Inc.	554	12,199
New York Times Company (The) - Class A	906	12,593
News Corporation - Class A	639	9,681
Nexstar Broadcasting Group, Inc. - Class A	52	2,958
Regal Entertainment Group - Class A	673	14,106
Rentrak Corporation	259	17,589
Scholastic Corporation	430	19,113
Sirius XM Holdings, Inc.	2,468	9,526
Tribune Media Company - Class A	183	9,699
Tribune Publishing Company	5	75
Twenty-First Century Fox, Inc. - Class A	28	941
		248,179

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 88.5% (Continued)	Shares	Value
Consumer Discretionary — 20.7% (Continued)
Multiline Retail — 0.8%
Big Lots, Inc.	188	$8,253
Burlington Stores, Inc.	395	20,844
Fred's, Inc. - Class A	956	16,749
Kohl's Corporation	67	4,388
Nordstrom, Inc.	36	2,615
Target Corporation	177	14,040
Tuesday Morning Corporation	833	10,679
		77,568
Specialty Retail — 3.9%
Aaron's, Inc.	458	16,044
Abercrombie & Fitch Company - Class A	519	10,624
Advance Auto Parts, Inc.	65	9,959
American Eagle Outfitters, Inc.	895	14,651
America's Car-Mart, Inc.	48	2,547
Asbury Automotive Group, Inc.	34	2,894
Ascena Retail Group, Inc.	341	5,040
AutoNation, Inc.	206	12,856
Barnes & Noble, Inc.	614	14,441
Cabela's, Inc.	267	13,617
CarMax, Inc.	214	15,203
Chico's FAS, Inc.	615	10,215
Children's Place, Inc. (The)	16	1,046
CST Brands, Inc.	421	16,743
Five Below, Inc.	347	11,538
Haverty Furniture Companies, Inc.	105	2,206
Home Depot, Inc. (The)	15	1,671
Lithia Motors, Inc. - Class A	191	20,332
Lowe's Companies, Inc.	200	13,996
MarineMax, Inc.	467	11,171
Mattress Firm Holding Corporation	232	13,707
Men's Wearhouse, Inc. (The)	334	19,375
Monro Muffler Brake, Inc.	217	12,805
O'Reilly Automotive, Inc.	8	1,756
Penske Automotive Group, Inc.	310	15,999
Pep Boys - Manny Moe & Jack (The)	1,594	16,147
Rent-A-Center, Inc.	235	7,109
Restoration Hardware Holdings, Inc.	174	15,827
Sears Hometown and Outlet Stores, Inc.	131	924
Shoe Carnival, Inc.	184	5,086
Stage Stores, Inc.	685	11,090

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 88.5% (Continued)	Shares	Value
Consumer Discretionary — 20.7% (Continued)
Specialty Retail — 3.9% (Continued)
Staples, Inc.	273	$4,495
Stein Mart, Inc.	648	6,882
Systemax, Inc.	86	718
Tiffany & Company	104	9,748
Tile Shop Holdings, Inc. (The)	82	1,023
Tractor Supply Company	143	12,461
TravelCenters of America, LLC	278	4,376
Ulta Salon Cosmetics & Fragrance, Inc.	99	15,109
Williams-Sonoma, Inc.	11	865
		382,296
Textiles, Apparel & Luxury Goods — 1.5%
Columbia Sportswear Company	288	16,142
CROCS, Inc.	1,197	18,003
G-III Apparel Group Ltd.	91	5,174
Hanesbrands, Inc.	440	14,018
Kate Spade & Company	544	13,480
NIKE, Inc. - Class B	127	12,912
PVH Corporation	103	10,778
Sequential Brands Group, Inc.	85	1,188
Skechers U.S.A., Inc. - Class A	126	13,340
Under Armour, Inc. - Class A	179	14,035
Unifi, Inc.	451	14,667
VF Corporation	108	7,607
Wolverine World Wide, Inc.	235	6,904
		148,248
Consumer Staples — 16.6%
Beverages — 2.5%
Boston Beer Company, Inc. - Class A	203	53,547
Brown-Forman Corporation - Class B	234	22,059
Coca-Cola Bottling Company Consolidated	556	63,145
Coca-Cola Company (The)	389	15,934
Coca-Cola Enterprises, Inc.	306	13,535
Constellation Brands, Inc. - Class A	291	34,306
Molson Coors Brewing Company - Class B	353	25,903
Monster Beverage Corporation	129	16,419
		244,848
Food & Staples Retailing — 5.3%
Anderson's, Inc. (The)	1,173	52,011
Casey's General Stores, Inc.	512	44,641
Chefs' Warehouse, Inc. (The)	1,590	29,812

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 88.5% (Continued)	Shares	Value
Consumer Staples — 16.6% (Continued)
Food & Staples Retailing — 5.3% (Continued)
Costco Wholesale Corporation	212	$30,229
Diplomat Pharmacy, Inc.	205	7,923
Fresh Market, Inc. (The)	648	20,574
Ingles Markets, Inc. - Class A	100	4,888
Kroger Company (The)	482	35,090
Natural Grocers by Vitamin Cottage, Inc.	1,651	39,971
PriceSmart, Inc.	229	18,673
Rite Aid Corporation	2,815	24,547
SpartanNash Company	520	16,255
Sprouts Farmers Market, Inc.	1,288	38,627
Sysco Corporation	752	27,944
United Natural Foods, Inc.	720	48,290
Walgreens Boots Alliance, Inc.	394	33,821
Wal-Mart Stores, Inc.	90	6,684
Weis Markets, Inc.	305	13,167
Whole Foods Market, Inc.	648	26,724
		519,871
Food Products — 7.6%
Archer-Daniels-Midland Company	537	28,380
Boulder Brands, Inc.	5,250	48,405
Bunge Ltd.	336	31,100
Calavo Growers, Inc.	102	5,146
ConAgra Foods, Inc.	831	32,085
Darling Ingredients, Inc.	2,902	45,561
Dean Foods Company	3,923	72,262
Diamond Foods, Inc.	2,262	64,377
Farmer Brothers Company	801	19,665
Flowers Foods, Inc.	526	11,814
Fresh Del Monte Produce, Inc.	1,489	56,046
Hain Celestial Group, Inc. (The)	688	43,530
Hershey Company (The)	80	7,429
Ingredion, Inc.	138	11,312
JM Smucker Company (The)	5	593
Keurig Green Mountain, Inc.	203	17,507
Kraft Foods Group, Inc.	26	2,196
McCormick & Company, Inc.	362	28,417
Mead Johnson Nutrition Company	78	7,589
Mondelēz International, Inc. - Class A	780	32,440
Snyder's-Lance, Inc.	1,597	47,702
Tootsie Roll Industries, Inc.	1,337	41,099

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 88.5% (Continued)	Shares	Value
Consumer Staples — 16.6% (Continued)
Food Products — 7.6% (Continued)
TreeHouse Foods, Inc.	621	$44,296
Tyson Foods, Inc. - Class A	372	15,791
WhiteWave Foods Company (The)	781	37,511
		752,253
Household Products — 0.4%
Colgate-Palmolive Company	248	16,564
Energizer Holdings, Inc.	4	567
Kimberly Clark Corporation	164	17,853
Procter & Gamble Company (The)	59	4,625
		39,609
Personal Products — 0.8%
Avon Products, Inc.	2,948	19,810
Coty, Inc. - Class A	1,320	32,908
Estèe Lauder Companies, Inc. (The) - Class A	81	7,082
IGI Laboratories, Inc.	2,544	16,536
		76,336
Energy — 9.9%
Energy Equipment & Services — 1.1%
Basic Energy Services, Inc.	183	1,594
Bristow Group, Inc.	78	4,524
C&J Energy Services Ltd.	90	1,353
Era Group, Inc.	252	5,292
Exterran Holdings, Inc.	408	13,489
Exterran Partners, L.P.	123	3,185
Key Energy Services, Inc.	685	1,541
McDermott International, Inc.	2,435	13,295
Patterson-UTI Energy, Inc.	246	4,969
Pioneer Energy Services Corporation	679	4,767
RigNet, Inc.	84	2,981
Rowan Companies plc - Class A	430	9,236
SEACOR Holdings, Inc.	133	9,326
Superior Energy Services, Inc.	322	7,435
TETRA Technologies, Inc.	1,074	6,755
Unit Corporation	55	1,734
USA Compression Partners, L.P.	834	18,590
		110,066
Oil, Gas & Consumable Fuels — 8.8%
Alon USA Energy, Inc.	925	16,308
Anadarko Petroleum Corporation	25	2,090
Antero Resources Corporation	285	11,403

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 88.5% (Continued)	Shares	Value
Energy — 9.9% (Continued)
Oil, Gas & Consumable Fuels — 8.8% (Continued)
Apache Corporation	72	$4,309
Atlas Energy Group, LLC	194	1,261
Bill Barrett Corporation	87	768
Boardwalk Pipeline Partners, L.P.	849	13,601
Bonanza Creek Energy, Inc.	398	8,270
Buckeye Partners, L.P.	154	11,909
Cabot Oil & Gas Corporation	277	9,407
Callon Petroleum Company	829	6,516
Calumet Specialty Products Partners, L.P.	159	4,234
Carrizo Oil & Gas, Inc.	293	14,697
Cheniere Energy Partners, L.P.	311	10,322
Cheniere Energy, Inc.	183	13,877
Chesapeake Energy Corporation	62	875
Cimarex Energy Company	8	924
Cloud Peak Energy, Inc.	304	1,754
Cobalt International Energy, Inc.	1,603	16,287
Concho Resources, Inc.	112	13,474
ConocoPhillips	14	892
CONSOL Energy, Inc.	375	10,440
Contango Oil & Gas Company	215	2,963
Crestwood Equity Partners, L.P.	1,213	6,065
Crestwood Midstream Partners, L.P.	136	1,825
CrossAmerica Partners, L.P.	250	8,358
DCP Midstream Partners, L.P.	136	5,141
Devon Energy Corporation	14	913
Diamondback Energy, Inc.	258	20,075
Dominion Midstream Partners, L.P.	53	2,234
Eclipse Resources Corporation	1,656	10,433
Enbridge Energy Partners, L.P.	327	12,128
Energen Corporation	221	15,293
Energy Transfer Equity, L.P.	224	15,382
Energy Transfer Partners, L.P.	134	7,535
EnLink Midstream Partners, L.P.	461	11,442
EnLink Midstream, LLC	366	12,118
Enterprise Products Partners, L.P.	330	10,699
EQT Corporation	120	10,208
EQT Midstream Partners, L.P.	81	6,777
EV Energy Partners, L.P.	208	2,939
Gastar Exploration, Inc.	300	915
Genesis Energy, L.P.	387	18,820

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 88.5% (Continued)	Shares	Value
Energy — 9.9% (Continued)
Oil, Gas & Consumable Fuels — 8.8% (Continued)
Gulfport Energy Corporation	286	$12,344
Hess Corporation	37	2,498
Jones Energy, Inc. - Class A	682	6,622
Kinder Morgan, Inc.	271	11,244
Kosmos Energy Ltd.	223	1,982
Laredo Petroleum, Inc.	324	4,413
Magellan Midstream Partners, L.P.	50	3,986
MarkWest Energy Partners, L.P.	183	11,827
Matador Resources Company	417	11,484
Memorial Production Partners, L.P.	115	1,718
Memorial Resource Development Corporation	219	4,141
MPLX, L.P.	192	14,016
Newfield Exploration Company	129	4,878
NGL Energy Partners, L.P.	588	17,675
Noble Energy, Inc.	190	8,318
NuStar Energy, L.P.	229	14,292
Occidental Petroleum Corporation	12	938
ONEOK, Inc.	222	9,306
Par Petroleum Corporation	690	15,732
Parsley Energy, Inc. - Class A	480	8,395
PBF Energy, Inc. - Class A	202	5,418
PDC Energy, Inc.	394	23,498
Phillips 66	115	9,099
Phillips 66 Partners, L.P.	30	2,182
Pioneer Natural Resources Company	77	11,383
Plains All American Pipeline, L.P.	152	7,136
Plains GP Holdings, L.P. - Class A	84	2,349
QEP Resources, Inc.	591	11,129
Range Resources Corporation	85	4,710
Rentech, Inc.	2,255	2,661
Rex Energy Corporation	136	683
Rice Energy, Inc.	567	12,434
RSP Permian, Inc.	489	13,927
SemGroup Corporation - Class A	242	19,045
Seventy Seven Energy, Inc.	52	307
Shell Midstream Partners, L.P.	25	1,123
Spectra Energy Corporation	342	12,028
Sprague Resources, L.P.	295	8,172
Stone Energy Corporation	85	1,154
Summit Midstream Partners, L.P.	211	7,096

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 88.5% (Continued)	Shares	Value
Energy — 9.9% (Continued)
Oil, Gas & Consumable Fuels — 8.8% (Continued)
Sunoco Logistics Partners, L.P.	308	$12,197
Sunoco, L.P.	287	13,259
Synergy Resources Corporation	1,902	21,892
Tallgrass Energy Partners, L.P.	384	19,004
Targa Resources Corporation	115	10,574
Targa Resources Partners, L.P.	21	908
Tesoro Logistics, L.P.	304	17,574
Valero Energy Partners, L.P.	149	7,630
W&T Offshore, Inc.	67	362
Western Gas Equity Partners, L.P.	128	8,198
Western Gas Partners, L.P.	189	12,947
Western Refining Logistics, L.P.	497	14,666
Whiting Petroleum Corporation	127	4,190
Williams Companies, Inc. (The)	260	13,286
Williams Partners, L.P.	257	14,336
WPX Energy, Inc.	1,219	15,713
		863,960
Financials — 0.0% (a)
Real Estate Investment Trusts (REITs) - 0.0% (a)
Iron Mountain, Inc.	119	4,340
OUTFRONT Media, Inc.	9	250
		4,590
Health Care — 16.0%
Biotechnology — 0.0% (a)
Asterias Biotherapeutics, Inc.	1	1

Health Care Equipment & Supplies — 8.7%
Abaxis, Inc.	59	3,133
Abiomed, Inc.	544	32,488
Accuray, Inc.	2,403	14,766
Align Technology, Inc.	68	4,125
Analogic Corporation	197	16,668
AngioDynamics, Inc.	839	13,466
AtriCure, Inc.	740	16,976
Baxter International, Inc.	312	20,782
Becton, Dickinson and Company	149	20,936
Boston Scientific Corporation	1,747	31,918
Cardiovascular Systems, Inc.	597	16,704

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 88.5% (Continued)	Shares	Value
Health Care — 16.0% (Continued)
Health Care Equipment & Supplies — 8.7% (Continued)
CONMED Corporation	310	$17,217
Cooper Companies, Inc. (The)	149	27,084
Cynosure, Inc. - Class A	318	11,353
DENTSPLY International, Inc.	409	21,282
DexCom, Inc.	648	46,474
Endologix, Inc.	1,297	21,647
Entellus Medical, Inc.	128	2,989
GenMark Diagnostics, Inc.	1,122	10,289
Greatbatch, Inc.	35	1,819
Haemonetics Corporation	775	32,023
Halyard Health, Inc.	8	331
HeartWare International, Inc.	227	16,746
Hill-Rom Holdings, Inc.	588	30,317
Hologic, Inc.	888	31,764
IDEXX Laboratories, Inc.	161	21,832
Inogen, Inc.	327	12,223
Insulet Corporation	810	22,899
Integra LifeSciences Holdings Corporation	432	29,017
Intuitive Surgical, Inc.	36	17,559
Invacare Corporation	890	19,340
K2M Group Holdings, Inc.	141	3,686
LDR Holding Corporation	411	16,654
Merit Medical Systems, Inc.	1,080	22,205
Neogen Corporation	100	4,674
NuVasive, Inc.	600	30,330
NxStage Medical, Inc.	1,172	18,998
OraSure Technologies, Inc.	861	5,330
Quidel Corporation	732	15,862
ResMed, Inc.	51	3,000
Spectranetics Corporation (The)	628	15,593
St. Jude Medical, Inc.	153	11,284
STAAR Surgical Company	198	1,849
STERIS Corporation	153	10,225
Stryker Corporation	272	26,147
Teleflex, Inc.	73	9,398
West Pharmaceutical Services, Inc.	685	37,086
Wright Medical Group, Inc.	649	17,783
ZELTIQ Aesthetics, Inc.	689	18,920

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 88.5% (Continued)	Shares	Value
Health Care — 16.0% (Continued)
Health Care Equipment & Supplies — 8.7% (Continued)
Zimmer Holdings, Inc.	32	$3,651
		858,842
Health Care Providers & Services — 3.5%
Acadia Healthcare Company, Inc.	586	43,446
Adeptus Health, Inc. - Class A	448	31,382
Air Methods Corporation	269	11,341
Amedisys, Inc.	799	24,785
AmerisourceBergen Corporation	111	12,494
BioScrip, Inc.	732	2,599
Brookdale Senior Living, Inc.	607	22,878
Capital Senior Living Corporation	622	16,023
Envision Healthcare Holdings, Inc.	551	20,359
ExamWorks Group, Inc.	339	13,858
Express Scripts Holding Company	25	2,179
Genesis Healthcare, Inc.	681	4,345
Healthways, Inc.	1,028	15,585
Henry Schein, Inc.	78	11,050
HMS Holdings Corporation	865	14,740
Kindred Healthcare, Inc.	67	1,535
LifePoint Hospitals, Inc.	474	35,687
McKesson Corporation	115	27,281
Omnicare, Inc.	99	9,434
Owens & Minor, Inc.	162	5,398
PharMerica Corporation	504	16,763
Team Health Holdings, Inc.	133	7,778
		350,940
Health Care Technology — 1.7%
Allscripts Healthcare Solutions, Inc.	2,460	34,612
athenahealth, Inc.	244	28,450
Cerner Corporation	395	26,580
IMS Health Holdings, Inc.	538	16,011
MedAssets, Inc.	244	5,092
Medidata Solutions, Inc.	741	42,985
Quality Systems, Inc.	627	9,932
Veeva Systems, Inc. - Class A	99	2,685
		166,347
Pharmaceuticals — 2.1%
Abbott Laboratories	556	27,022
Actavis plc	123	37,738
Akorn, Inc.	260	11,934

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 88.5% (Continued)	Shares	Value
Health Care — 16.0% (Continued)
Pharmaceuticals — 2.1% (Continued)
Bristol-Myers Squibb Company	140	$9,044
ContraVir Pharmaceuticals, Inc.	1	1
Eli Lilly & Company	306	24,143
Jazz Pharmaceuticals plc	47	8,429
Mallinckrodt plc	270	34,949
Merck & Company, Inc.	501	30,506
Mylan N.V.	19	1,380
Ocular Therapeutix, Inc.	51	1,233
Zoetis, Inc.	399	19,858
		206,237
Industrials — 16.0%
Aerospace & Defense — 1.9%
AAR Corporation	194	5,731
Aerojet Rocketdyne Holdings, Inc.	475	9,856
AeroVironment, Inc.	337	8,711
American Science & Engineering, Inc.	24	939
Astronics Corporation	154	10,763
Boeing Company (The)	86	12,085
Curtiss-Wright Corporation	152	10,958
DigitalGlobe, Inc.	537	16,110
Esterline Technologies Corporation	142	15,360
HEICO Corporation	49	2,808
Hexcel Corporation	373	18,366
Huntington Ingalls Industries, Inc.	9	1,116
KLX, Inc.	40	1,754
L-3 Communications Holdings, Inc.	23	2,710
MOOG, Inc. - Class A	225	15,442
Rockwell Collins, Inc.	135	12,851
Spirit Aerosystems Holdings, Inc. - Class A	301	16,431
TASER International, Inc.	165	5,211
Teledyne Technologies, Inc.	53	5,370
Textron, Inc.	288	13,023
Triumph Group, Inc.	71	4,735
United Technologies Corporation	14	1,640
		191,970
Air Freight & Logistics — 0.8%
Air Transport Services Group, Inc.	1,115	11,730
Echo Global Logistics, Inc.	271	8,721
FedEx Corporation	69	11,952
Hub Group, Inc. - Class A	163	6,914

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 88.5% (Continued)	Shares	Value
Industrials — 16.0% (Continued)
Air Freight & Logistics — 0.8% (Continued)
United Parcel Service, Inc. - Class B	116	$11,509
UTi Worldwide, Inc.	900	8,658
XPO Logistics, Inc.	392	19,271
		78,755
Building Products — 1.9%
A.O. Smith Corporation	77	5,496
Advanced Drainage Systems, Inc.	117	3,398
Apogee Enterprises, Inc.	233	12,519
Armstrong World Industries, Inc.	305	16,751
Builders FirstSource, Inc.	1,238	15,203
Continental Building Products, Inc.	402	8,964
Fortune Brands Home & Security, Inc.	273	12,520
Gibraltar Industries, Inc.	501	8,978
Griffon Corporation	134	2,140
Lennox International, Inc.	76	8,558
Masco Corporation	175	4,737
Masonite International Corporation	209	14,258
NCI Building Systems, Inc.	544	8,149
Nortek, Inc.	43	3,552
Owens Corning	416	17,622
Quanex Building Products Corporation	509	9,055
Simpson Manufacturing Company, Inc.	118	4,002
Trex Company, Inc.	185	9,361
Universal Forest Products, Inc.	48	2,657
USG Corporation	570	16,439
		184,359
Commercial Services & Supplies — 2.5%
ABM Industries, Inc.	218	7,072
ADT Corporation (The)	300	10,944
ARC Document Solutions, Inc.	167	1,251
Brady Corporation - Class A	210	5,313
Brink's Company (The)	373	11,921
Cintas Corporation	64	5,510
Clean Harbors, Inc.	304	17,127
Covanta Holding Corporation	738	16,310
Healthcare Services Group, Inc.	532	16,072
Herman Miller, Inc.	233	6,454
HNI Corporation	78	3,782
InnerWorkings, Inc.	89	566
Interface, Inc.	495	10,657
KAR Auction Services, Inc.	442	16,469

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 88.5% (Continued)	Shares	Value
Industrials — 16.0% (Continued)
Commercial Services & Supplies — 2.5% (Continued)
Kimball International, Inc. - Class B	93	$1,134
Knoll, Inc.	412	9,377
McGrath RentCorp	267	8,128
Mobile Mini, Inc.	245	9,722
MSA Safety, Inc.	173	7,733
Multi-Color Corporation	52	3,331
R.R. Donnelley & Sons Company	151	2,896
Republic Services, Inc.	298	12,006
Rollins, Inc.	66	1,638
Steelcase, Inc. - Class A	128	2,202
Stericycle, Inc.	94	12,906
Team, Inc.	97	3,861
Tetra Tech, Inc.	63	1,648
Tyco International plc	136	5,489
US Ecology, Inc.	146	6,732
Viad Corporation	57	1,530
Waste Connections, Inc.	248	12,035
Waste Management, Inc.	239	11,866
		243,682
Construction & Engineering — 0.8%
AECOM	288	9,513
Aegion Corporation	404	7,199
Comfort Systems USA, Inc.	436	9,788
Dycom Industries, Inc.	266	15,316
Granite Construction, Inc.	248	8,891
Great Lakes Dredge & Dock Company	502	2,791
Jacobs Engineering Group, Inc.	113	4,889
KBR, Inc.	446	8,541
MasTec, Inc.	52	918
Quanta Services, Inc.	351	10,291
		78,137
Electrical Equipment — 0.7%
Acuity Brands, Inc.	66	11,648
Eaton Corporation plc	170	12,170
Encore Wire Corporation	56	2,446
Enphase Energy, Inc.	513	4,858
Franklin Electric Company, Inc.	144	5,068
GrafTech International Ltd.	176	892
Powell Industries, Inc.	36	1,306
Power Solutions International, Inc.	161	8,855
Regal-Beloit Corporation	190	14,856

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 88.5% (Continued)	Shares	Value
Industrials — 16.0% (Continued)
Electrical Equipment — 0.7% (Continued)
Vicor Corporation	353	$4,812
		66,911
Industrial Conglomerates — 0.1%
Carlisle Companies, Inc.	21	2,082
Danaher Corporation	23	1,986
General Electric Company	60	1,636
Raven Industries, Inc.	69	1,329
		7,033
Machinery — 3.3%
Alamo Group, Inc.	54	2,860
Albany International Corporation - Class A	252	9,974
Altra Industrial Motion Corporation	44	1,210
Astec Industries, Inc.	239	9,883
Barnes Group, Inc.	319	12,843
Blount International, Inc.	531	6,144
Briggs & Stratton Corporation	484	9,239
Caterpillar, Inc.	102	8,703
Chart Industries, Inc.	71	2,305
CIRCOR International, Inc.	32	1,706
CLARCOR, Inc.	237	14,602
Colfax Corporation	201	10,128
Cummins, Inc.	11	1,491
Donaldson Company, Inc.	279	9,949
EnPro Industries, Inc.	146	8,830
ESCO Technologies, Inc.	26	970
Flowserve Corporation	51	2,805
Gorman-Rupp Company (The)	203	5,690
Harsco Corporation	562	9,054
Ingersoll-Rand plc	102	7,015
ITT Corporation	138	5,890
John Bean Technologies Corporation	282	10,595
Joy Global, Inc.	171	6,659
Kennametal, Inc.	391	14,099
Lydall, Inc.	299	8,196
Manitowoc Company, Inc. (The)	2	38
Meritor, Inc.	240	3,434
Middleby Corporation (The)	79	8,587
Mueller Industries, Inc.	82	2,858
Mueller Water Products, Inc. - Class A	94	867
Nordson Corporation	11	890
Pall Corporation	120	14,933

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 88.5% (Continued)	Shares	Value
Industrials — 16.0% (Continued)
Machinery — 3.3% (Continued)
Parker Hannifin Corporation	53	$6,383
Proto Labs, Inc.	133	9,201
RBC Bearings, Inc.	34	2,383
Rexnord Corporation	207	5,303
SPX Corporation	161	11,964
Tennant Company	102	6,503
Terex Corporation	58	1,434
Timken Company (The)	218	8,524
Titan International, Inc.	843	8,978
TriMas Corporation	115	3,323
Trinity Industries, Inc.	44	1,320
WABCO Holdings, Inc.	106	13,400
Watts Water Technologies, Inc. - Class A	253	13,442
Westinghouse Air Brake Technologies Corporation	49	4,915
Woodward, Inc.	218	11,105
Xylem, Inc.	305	11,154
		331,779
Marine — 0.1%
Kirby Corporation	49	3,759
Matson, Inc.	235	9,466
Scorpio Bulkers, Inc.	538	1,275
		14,500
Professional Services — 1.2%
Acacia Research Corporation	656	6,698
Advisory Board Company (The)	283	14,368
CEB, Inc.	227	19,202
Equifax, Inc.	10	1,003
FTI Consulting, Inc.	22	865
IHS, Inc. - Class A	93	11,476
Kelly Services, Inc. - Class A	568	8,815
Kforce, Inc.	287	6,317
Mistras Group, Inc.	488	9,033
Nielsen N.V.	244	10,977
Paylocity Holding Corporation	386	12,923
TriNet Group, Inc.	232	6,944
TrueBlue, Inc.	33	940
WageWorks, Inc.	200	8,576
		118,137
Road & Rail — 2.0%
AMERCO	7	2,303
ArcBest Corporation	220	7,522

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 88.5% (Continued)	Shares	Value
Industrials — 16.0% (Continued)
Road & Rail — 2.0% (Continued)
Celadon Group, Inc.	384	$8,955
Con-Way, Inc.	293	11,858
Covenant Transportation Group, Inc. - Class A	133	4,111
CSX Corporation	319	10,871
Genesee & Wyoming, Inc. - Class A	139	11,445
Heartland Express, Inc.	617	13,111
J.B. Hunt Transport Services, Inc.	144	12,099
Kansas City Southern	101	9,140
Knight Transportation, Inc.	558	15,959
Marten Transport Ltd.	410	9,299
Norfolk Southern Corporation	109	10,028
Old Dominion Freight Line, Inc.	161	10,950
Ryder System, Inc.	137	12,556
Saia, Inc.	168	6,878
Swift Transportation Company	596	13,869
Union Pacific Corporation	110	11,100
Werner Enterprises, Inc.	486	13,375
		195,429
Trading Companies & Distributors — 0.5%
Aceto Corporation	155	3,653
Beacon Roofing Supply, Inc.	275	8,624
DXP Enterprises, Inc.	53	2,174
Fastenal Company	225	9,340
H&E Equipment Services, Inc.	126	2,751
HD Supply Holdings, Inc.	162	5,257
Kaman Corporation	122	5,168
MRC Global, Inc.	251	3,843
MSC Industrial Direct Company, Inc. - Class A	31	2,150
Rush Enterprises, Inc. - Class A	143	3,799
Stock Building Supply Holdings, Inc.	169	2,824
		49,583
Transportation Infrastructure — 0.2%
Macquarie Infrastructure Corporation	204	17,267
Wesco Aircraft Holdings, Inc.	212	3,129
		20,396
Materials — 9.3%
Chemicals — 3.7%
A. Schulman, Inc.	156	6,672
Advanced Emissions Solutions, Inc.	339	4,644
Air Products & Chemicals, Inc.	111	16,290
Airgas, Inc.	141	14,374

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 88.5% (Continued)	Shares	Value
Materials — 9.3% (Continued)
Chemicals — 3.7% (Continued)
Ashland, Inc.	81	$10,319
Axiall Corporation	449	16,932
Balchem Corporation	183	10,332
Cabot Corporation	71	2,944
Cytec Industries, Inc.	117	7,077
Dow Chemical Company (The)	144	7,498
E.I. du Pont de Nemours and Company	225	15,977
Eastman Chemical Company	50	3,839
Ecolab, Inc.	109	12,497
FMC Corporation	141	8,061
H.B. Fuller Company	355	14,949
Huntsman Corporation	659	14,788
International Flavors & Fragrances, Inc.	23	2,738
Intrepid Potash, Inc.	1,096	12,736
Koppers Holdings, Inc.	263	6,791
Kraton Performance Polymers, Inc.	760	18,050
Kronos Worldwide, Inc.	766	9,345
Minerals Technologies, Inc.	285	19,183
Monsanto Company	9	1,053
Mosaic Company (The)	265	12,150
OM Group, Inc.	541	14,358
Platform Specialty Products Corporation	89	2,329
PolyOne Corporation	540	21,001
PPG Industries, Inc.	5	1,144
Praxair, Inc.	123	15,112
Sensient Technologies Corporation	430	29,111
Tredegar Corporation	103	2,045
Trinseo S.A.	41	1,198
Tronox Ltd. - Class A	981	16,540
Valhi, Inc.	1,980	12,652
		364,729
Construction Materials — 0.7%
Eagle Materials, Inc.	232	19,367
Headwaters, Inc.	825	15,659
Martin Marietta Materials, Inc.	121	18,030
Vulcan Materials Company	228	20,504
		73,560
Containers & Packaging — 0.7%
Berry Plastics Group, Inc.	238	7,966
Graphic Packaging Holding Company	1,416	20,164
Myers Industries, Inc.	720	12,449

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 88.5% (Continued)	Shares	Value
Materials — 9.3% (Continued)
Containers & Packaging — 0.7% (Continued)
Packaging Corporation of America	142	$9,824
Rock-Tenn Company - Class A	145	9,445
Sealed Air Corporation	203	9,886
		69,734
Metals & Mining — 3.2%
Alcoa, Inc.	1,056	13,200
Allegheny Technologies, Inc.	716	23,270
Carpenter Technology Corporation	536	21,890
Century Aluminum Company	757	8,463
Coeur Mining, Inc.	2,041	11,123
Commercial Metals Company	468	7,521
Freeport-McMoRan, Inc.	356	6,995
Globe Specialty Metals, Inc.	827	15,986
Haynes International, Inc.	323	15,229
Hecla Mining Company	5,250	16,328
Horsehead Holding Corporation	1,005	12,482
Materion Corporation	403	14,988
Newmont Mining Corporation	698	19,014
NN, Inc.	177	4,823
Nucor Corporation	220	10,406
Reliance Steel & Aluminum Company	38	2,424
Royal Gold, Inc.	359	23,252
Schnitzer Steel Industries, Inc. - Class A	548	9,815
Steel Dynamics, Inc.	1,007	21,963
Stillwater Mining Company	985	14,273
SunCoke Energy, Inc.	788	12,813
TimkenSteel Corporation	8	238
United States Steel Corporation	508	12,395
Worthington Industries, Inc.	457	12,435
		311,326
Paper & Forest Products — 1.0%
Clearwater Paper Corporation	192	11,522
Deltic Timber Corporation	236	15,231
International Paper Company	279	14,461
KapStone Paper and Packaging Corporation	67	1,806
Louisiana-Pacific Corporation	1,643	29,722
P.H. Glatfelter Company	450	10,570
Wausau Paper Corporation	1,181	11,550
		94,862

Total Common Stocks (Proceeds $8,176,578)		$8,731,330

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
WARRANTS — 0.0% (a)	Shares	Value
BioTime, Inc.	1	$2
Magnum Hunter Resources Corporation (b)	97	0
Total Warrants (Proceeds $2)		$2

Total Securities Sold Short — 88.5% (Proceeds $8,176,580)		$8,731,332

(a)	Percentage rounds to less than 0.1%.
(b)

Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities is $0 at May 31, 2015, representing 0.0% of net assets. (Note 1).

See accompanying notes to financial statements.

BARROW FUNDS STATEMENTS OF ASSETS AND LIABILITIES May 31, 2015
	Barrow Value Opportunity Fund	Barrow Long/Short Opportunity Fund
ASSETS
Investments in securities:
At acquisition cost	$27,604,283	$12,006,058
At value (Note 2)	$32,248,214	$13,515,357
Deposits with brokers for securities sold short (Note 2)	—	5,090,108
Cash	—	19
Dividends and interest receivable	36,703	15,129
Receivable for capital shares sold	—	100
Receivable for investment securities sold	5,222,173	2,125,640
Receivable from Adviser (Note 4)	—	5,286
Other assets	10,317	8,842
TOTAL ASSETS	37,517,407	20,760,481
LIABILITIES
Securities sold short, at value (Note 2) (proceeds $— and $8,176,580, respectively)	—	8,731,332
Payable for investment securities purchased	5,265,774	2,141,503
Dividends payable on securities sold short (Note 2)	—	6,853
Payable to Adviser (Note 4)	12,908	—
Payable to administrator (Note 4)	8,730	8,080
Accrued brokerage expense on securities sold short (Note 2)	—	648
Other accrued expenses and liabilities	9,421	10,016
TOTAL LIABILITIES	5,296,833	10,898,432

NET ASSETS	$32,220,574	$9,862,049
Net assets consist of:
Paid-in capital	$27,229,517	$9,354,980
Undistributed net investment income	198,721	12,858
Accumulated undistributed net realized gains (losses) from security transactions	148,405	(460,336)
Net unrealized appreciation (depreciation) on:
Investments	4,643,931	1,509,299
Short positions	—	(554,752)
Net assets	$32,220,574	$9,862,049
NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$31,944,944	$9,670,643
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,201,742	909,832
Net asset value, offering price and redemption price per share (Note 2)	$26.58	$10.63
INVESTOR CLASS
Net assets applicable to Investor Class	$275,630	$191,406
Investor Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	10,392	18,074
Net asset value, offering price and redemption price per share (Note 2)	$26.52	$10.59

See accompanying notes to financial statements.

BARROW FUNDS STATEMENTS OF OPERATIONS For the Year Ended May 31, 2015
	Barrow Value Opportunity Fund	Barrow Long/Short Opportunity Fund
INVESTMENT INCOME
Dividends	$584,360	$251,508
Interest	—	22,813
TOTAL INVESTMENT INCOME	584,360	274,321

EXPENSES
Investment advisory fees (Note 4)	236,138	112,568
Dividend expense on securities sold short (Note 2)	—	87,044
Professional fees	34,279	34,279
Accounting services fees (Note 4)	34,637	32,995
Brokerage expense on securities sold short (Note 2)	—	60,379
Registration and filing fees	27,447	26,589
Administration fees (Note 4)	26,907	26,250
Transfer agent fees (Note 4)	24,000	24,000
Custodian and bank service fees	22,661	24,560
Pricing fees	4,227	20,048
Compliance service fees (Note 4)	12,000	12,000
Trustees’ fees and expenses (Note 4)	7,366	7,366
Printing of shareholder reports	6,409	5,397
Postage and supplies	4,455	4,431
Insurance expense	2,968	2,968
Distribution fees, Investor Class (Note 4)	634	441
Borrowing costs (Note 5)	913	—
Other expenses	10,949	9,775
TOTAL EXPENSES	455,990	491,090
Investment advisory fee waivers and expense reimbursements by Adviser (Note 4)	(180,140)	(212,647)
NET EXPENSES	275,850	278,443

NET INVESTMENT INCOME (LOSS)	308,510	(4,122)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND SECURITIES SOLD SHORT
Net realized gains (losses) from:
Investments	163,178	133,151
Securities sold short	—	(474,610)
Net change in unrealized appreciation (depreciation) on:
Investments	1,815,680	1,169,975
Securities sold short	—	(313,893)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,978,858	514,623

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,287,368	$510,501

See accompanying notes to financial statements.

BARROW VALUE OPPORTUNITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended May 31, 2015	Period Ended May 31, 2014(a)
FROM OPERATIONS
Net investment income	$308,510	$147,458
Net realized gains from security transactions	163,178	2,033,616
Net change in unrealized appreciation (depreciation) on investments	1,815,680	550,715
Net increase in net assets resulting from operations	2,287,368	2,731,789

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Investment income, Institutional Class	(166,316)	(48,373)
Investment income, Investor Class	(1,730)	(223)
Realized gains, Institutional Class	(1,701,605)	(360,767)
Realized gains, Investor Class	(24,232)	(2,390)
Decrease in net assets from distributions to shareholders	(1,893,883)	(411,753)

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	9,208,231	2,180,472
Net asset value of shares issued in reinvestment of distributions	1,843,520	409,139
Proceeds from tax-free reorganization (Note 1)	—	16,732,894
Payments for shares redeemed	(881,565)	(243,555)
Net increase in Institutional Class net assets from capital share transactions	10,170,186	19,078,950

Investor Class
Proceeds from shares sold	293,091	337,567
Net asset value of shares issued in reinvestment of distributions	25,962	2,613
Payments for shares redeemed	(401,316)	—
Net increase (decrease) in Investor Class net assets from capital share transactions	(82,263)	340,180

TOTAL INCREASE IN NET ASSETS	10,481,408	21,739,166

NET ASSETS
Beginning of period	21,739,166	—
End of period	$32,220,574	$21,739,166

UNDISTRIBUTED NET INVESTMENT INCOME	$148,405	$98,862

(a)	Represents the period from the commencement of operations (close of business August 30, 2013) through May 31, 2014 (Note 1).
See accompanying notes to financial statements.

BARROW VALUE OPPORTUNITY FUND STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year Ended May 31, 2015	Period Ended May 31, 2014(a)
CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	352,569	85,541
Shares reinvested	73,284	15,791
Shares issued from tax-free reorganization (Note 1)	—	718,150
Shares redeemed	(33,824)	(9,769)
Net increase in shares outstanding	392,029	809,713
Shares outstanding, beginning of period	809,713	—
Shares outstanding, end of period	1,201,742	809,713

Investor Class
Shares sold	11,054	13,501
Shares reinvested	1,035	101
Shares redeemed	(15,299)	—
Net increase (decrease) in shares outstanding	(3,210)	13,602
Shares outstanding, beginning of period	13,602	—
Shares outstanding, end of period	10,392	13,602

(a)	Represents the period from the commencement of operations (close of business August 30, 2013) through May 31, 2014 (Note 1).
See accompanying notes to financial statements.

BARROW LONG/SHORT OPPORTUNITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended May 31, 2015	Period Ended May 31, 2014(a)
FROM OPERATIONS
Net investment loss	$(4,122)	$(10,870)
Net realized gains (losses) from:
Investments	133,151	253,094
Securities sold short	(474,610)	(188,254)
Net change in unrealized appreciation (depreciation) on:
Investments	1,169,975	339,324
Securities sold short	(313,893)	(240,859)
Net increase in net assets resulting from operations	510,501	152,435

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Realized gains, Institutional Class	(169,448)	—
Realized gains, Investor Class	(3,197)	—
Decrease in net assets from distributions to shareholders	(172,645)	—

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	5,065,056	5,510,279
Net asset value of shares issued in reinvestment of distributions	165,696	—
Payments for shares redeemed	(106,526)	(1,444,928)
Net increase in Institutional Class net assets from capital share transactions	5,124,226	4,065,351

Investor Class
Proceeds from shares sold	10,500	201,389
Net asset value of shares issued in reinvestment of distributions	3,197	—
Payments for shares redeemed	—	(32,905)
Net increase in Investor Class net assets from capital share transactions	13,697	168,484

TOTAL INCREASE IN NET ASSETS	5,475,779	4,386,270

NET ASSETS
Beginning of period	4,386,270	—
End of period	$9,862,049	$4,386,270

UNDISTRIBUTED NET INVESTMENT INCOME	$12,858	$11,721

(a)	Represents the period from the commencement of operations (close of business August 30, 2013) through May 31, 2014 (Note 1).
See accompanying notes to financial statements.

BARROW LONG/SHORT OPPORTUNITY FUND STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year Ended May 31, 2015	Period Ended May 31, 2014(a)
CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	499,343	546,033
Shares reinvested	16,134	—
Shares redeemed	(10,410)	(141,268)
Net increase in shares outstanding	505,067	404,765
Shares outstanding, beginning of period	404,765	—
Shares outstanding, end of period	909,832	404,765

Investor Class
Shares sold	1,004	19,972
Shares reinvested	312	—
Shares redeemed	—	(3,214)
Net increase in shares outstanding	1,316	16,758
Shares outstanding, beginning of period	16,758	—
Shares outstanding, end of period	18,074	16,758

(a)	Represents the period from the commencement of operations (close of business August 30, 2013) through May 31, 2014 (Note 1).
See accompanying notes to financial statements.

BARROW VALUE OPPORTUNITY FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout each period:
	Year Ended May 31, 2015	Period Ended May 31, 2014(a)
Net asset value at beginning of period	$26.40	$23.30

Income from investment operations:
Net investment income	0.27	0.18
Net realized and unrealized gains on investments	2.25	3.47
Total from investment operations	2.52	3.65

Less distributions:
From net investment income	(0.20)	(0.06)
From net realized gains from investments	(2.14)	(0.49)
Total from investment operations	(2.34)	(0.55)

Net asset value at end of period	$26.58	$26.40

Total return (b)	10.10%	15.73	%(c)

Ratios and supplemental data:
Net assets at end of period (000’s)	$31,945	$21,380

Ratio of total expenses to average net assets	1.79%	1.86	%(d)

Ratio of net expenses to average net assets (e)	1.15%	1.15	%(d)

Ratio of net investment income to average net assets (e)	1.29%	1.01	%(d)

Portfolio turnover rate	112%	45	%(c)

(a)	Represents the period from the commencement of operations (close of business August 30, 2013) through May 31, 2014 (Note 1).
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not waived advisory fees and reimbursed expenses.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after fee waivers and expense reimbursements by the Adviser (Note 4).
See accompanying notes to financial statements.

BARROW VALUE OPPORTUNITY FUND INVESTOR CLASS FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout each period:
	Year Ended May 31, 2015	Period Ended May 31, 2014(a)
Net asset value at beginning of period	$26.37	$23.30

Income from investment operations:
Net investment income	0.28	0.09
Net realized and unrealized gains on investments	2.16	3.51
Total from investment operations	2.44	3.60

Less distributions:
From net investment income	(0.15)	(0.04)
From net realized gains from investments	(2.14)	(0.49)
Total from investment operations	(2.29)	(0.53)

Net asset value at end of period	$26.52	$26.37

Total return (b)	9.81%	15.51	%(c)

Ratios and supplemental data:
Net assets at end of period (000’s)	$276	$359

Ratio of total expenses to average net assets	13.03%	16.03	%(d)

Ratio of net expenses to average net assets (e)	1.40%	1.40	%(d)

Ratio of net investment income to average net assets (e)	1.15%	0.76	%(d)

Portfolio turnover rate	112%	45	%(c)

(a)	Represents the period from the commencement of operations (close of business August 30, 2013) through May 31, 2014 (Note 1).
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not waived advisory fees and reimbursed expenses.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after fee waivers and expense reimbursements by the Adviser (Note 4).
See accompanying notes to financial statements.

BARROW LONG/SHORT OPPORTUNITY FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout each period:
	Year Ended May 31, 2015	Period Ended May 31, 2014(a)
Net asset value at beginning of period	$10.41	$10.00

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.03)
Net realized and unrealized gains on investments	0.43	0.44
Total from investment operations	0.41	0.41

Less distributions:
From net realized gains from investments	(0.19)	—

Net asset value at end of period	$10.63	$10.41

Total return (b)	4.01%	4.10	%(c)

Ratios and supplemental data:
Net assets at end of period (000’s)	$9,671	$4,212

Ratio of total expenses to average net assets (d)	6.16%	8.69	%(e)

Ratio of net expenses to average net assets (d) (f)	3.70%	3.51	%(e)

Ratio of net expenses to average net assets excluding dividend expense (d) (f)	2.54%	2.51	%(e)

Ratio of net expenses to average net assets excluding dividend expense and brokerage expense on securities sold short (f)	1.74%	1.74	%(e)

Ratio of net investment loss to average net assets (f)	(0.05%)	(0.37%	)(e)

Portfolio turnover rate	111%	76	%(c)

(a)	Represents the period from the commencement of operations (close of business August 30, 2013) through May 31, 2014 (Note 1).
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not waived advisory fees and reimbursed expenses.

(c)	Not annualized.
(d)

The Fund earns interest income on the margin account balance that is associated with securities sold short. The ratio of interest income to average net assets for the periods ended May 31, 2015 and May 31, 2014 is 0.30% and 0.28%(e), respectively.

(e)	Annualized.
(f)	Ratio was determined after fee waivers and expense reimbursements by the Adviser (Note 4).
See accompanying notes to financial statements.

BARROW LONG/SHORT OPPORTUNITY FUND INVESTOR CLASS FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout each period:
	Year Ended May 31, 2015	Period Ended May 31, 2014(a)
Net asset value at beginning of period	$10.39	$10.00

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.04)
Net realized and unrealized gains on investments	0.43	0.43
Total from investment operations	0.39	0.39

Less distributions:
From net realized gains from investments	(0.19)	—

Net asset value at end of period	$10.59	$10.39

Total return (b)	3.82%	3.90	%(c)

Ratios and supplemental data:
Net assets at end of period (000’s)	$191	$174

Ratio of total expenses to average net assets (d)	22.16%	21.15	%(e)

Ratio of net expenses to average net assets (d) (f)	3.95%	3.76	%(e)

Ratio of net expenses to average net assets excluding dividend expense (d) (f)	2.79%	2.76	%(e)

Ratio of net expenses to average net assets excluding dividend expense and brokerage expense on securities sold short (f)	1.99%	1.99	%(e)

Ratio of net investment loss to average net assets (f)	(0.37%)	(0.62%	)(e)

Portfolio turnover rate	111%	76	%(c)

(a)	Represents the period from the commencement of operations (close of business August 30, 2013) through May 31, 2014 (Note 1).
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not waived advisory fees and reimbursed expenses.

(c)	Not annualized.
(d)

The Fund earns interest income on the margin account balance that is associated with securities sold short. The ratio of interest income to average net assets for the periods ended May 31, 2015 and May 31, 2014 is 0.30% and 0.28%(f), respectively.

(e)	Annualized.
(f)	Ratio was determined after fee waivers and expense reimbursements by the Adviser (Note 4).
See accompanying notes to financial statements.

BARROW FUNDS
NOTES TO FINANCIAL STATEMENTS
May 31, 2015

1. Organization

Barrow Value Opportunity Fund (formerly Barrow All-Cap Core Fund) and Barrow Long/Short Opportunity Fund (formerly Barrow All-Cap Long/Short Fund) (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Funds commenced operations at the close of business on August 30, 2013.

The investment objective of Barrow Value Opportunity Fund is to generate long-term capital appreciation. The investment objective of Barrow Long/Short Opportunity Fund is to generate above-average returns through capital appreciation, while also attempting to reduce volatility and preserve capital during market downturns.

Barrow Value Opportunity Fund acquired the assets and liabilities of Barrow Street Fund L.P., a Delaware limited partnership (the “Predecessor Private Fund”), in a tax-free reorganization completed at the close of business on August 30, 2013, the date the Barrow Value Opportunity Fund commenced operations. The Predecessor Private Fund had an investment objective and investment policies that were, in all material respects, equivalent to those of Barrow Value Opportunity Fund. However, the Predecessor Private Fund was not a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). These requirements and restrictions would have affected the Predecessor Private Fund’s performance. In addition, the Predecessor Private Fund charged an annual management fee of 1.50% of assets and, until October 7, 2012, a 20% performance fee after it reached certain performance benchmarks. Barrow Value Opportunity Fund pays a management fee equal to 0.99% of average daily net assets and does not charge a performance fee.

Upon completion of the reorganization, the net assets of Barrow Value Opportunity Fund were $16,732,894. The number of shares of Barrow Value Opportunity Fund issued in connection with the reorganization was 718,150, and the amount of net unrealized gains on the portfolio securities transferred to Barrow Value Opportunity Fund was $2,277,536.

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Funds follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted bid price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s net asset value may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of May 31, 2015:

Barrow Value Opportunity Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$31,642,846	$—	$—	$31,642,846
Money Market Funds	605,368	—	—	605,368
Total	$32,248,214	$—	$—	$32,248,214

Barrow Long/Short Opportunity Fund	Level 1	Level 2		Level 3	Total
Investments in Securities:
Common Stocks	$12,698,423	$0	(a)	$—	$12,698,423
Money Market Funds	816,934	—		—	816,934
Total	$13,515,357	$0	(a)	$—	$13,515,357
Other Financial Instruments:
Common Stocks – Sold Short	$(8,731,330)	$—		$—	$(8,731,330)
Warrants – Sold Short	(2)	0	(a)	—	(2)
Total	$(8,731,332)	$0	(a)	$—	$(8,731,332)

(a)	Barrow Long/Short Opportunity Fund holds Level 2 securities which are valued at $0.

Refer to each Fund’s Schedule of Investments and Schedule of Securities Sold Short, as applicable, for a listing of securities by industry type. As of May 31, 2015, the Funds did not have any transfers into and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of May 31, 2015. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of each Fund is equal to the net asset value per share of such class.

Investment income/expense – Dividend income and expense are recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions – Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Allocation between classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of each Fund. Class specific expenses are charged directly to the class incurring the expense. Fund-level

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

expenses of each Fund that are not attributable to a specific class are allocated daily to each class of shares of that Fund based upon its proportionate share of total net assets of the Fund.

Common expenses – Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Funds distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the year/period ended May 31, 2015 and May 31, 2014 was as follows:

Year/Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Barrow Value Opportunity Fund
Institutional Class
May 31, 2015	$ 272,298	$ 1,595,623	$ 1,867,921
May 31, 2014	$ 193,861	$ 215,279	$ 409,140

Investor Class
May 31, 2015	$ 3,239	$ 22,723	$ 25,962
May 31, 2014	$ 1,187	$ 1,426	$ 2,613

Barrow Long/Short Opportunity Fund
Institutional Class
May 31, 2015	$ 169,448	$ —	$ 169,448
May 31, 2014	$ —	$ —	$ —

Investor Class
May 31, 2015	$ 3,197	$ —	$ 3,197
May 31, 2014	$ —	$ —	$ —

Short Sales – Barrow Long/Short Opportunity Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability is then subsequently marked-to-market daily to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position and will also bear

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

other costs, such as charges for the prime brokerage accounts, in connection with the short positions. These costs are reported as dividend expense and brokerage expense on securities sold short, respectively, in the Statements of Operations. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or other liquid securities equal to the market value of the securities sold short. The cash deposits with brokers for securities sold short are reported on the Statements of Assets and Liabilities. The amount of collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. To the extent Barrow Long/Short Opportunity Fund invests the proceeds received from selling securities short, the Fund is engaging in a form of leverage. The use of leverage by the Fund may make any change in the Fund’s net asset value greater than it would be without the use of leverage. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of Barrow Street Advisers, LLC (the “Adviser”) to accurately anticipate the future value of a security.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify each year as a regulated investment company under the Code. Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of May 31, 2015:

	Barrow Value Opportunity Fund	Barrow Long/Short Opportunity Fund
Cost of portfolio investments	$27,651,593	$12,029,416
Gross unrealized appreciation	$4,893,841	$1,621,409
Gross unrealized depreciation	(297,220)	(135,468)
Net unrealized appreciation	4,596,621	1,485,941
Net unrealized depreciation on securities sold short	—	(743,976)
Undistributed ordinary income	112,802	—
Undistributed long-term gains	281,634	—
Capital loss carryforward	—	(218,049)
Qualified late year losses	—	(16,847)
Accumulated earnings	$4,991,057	$507,069

As of May 31, 2015, the proceeds of securities sold short on a tax basis is $7,987,356 for Barrow Long/Short Opportunity Fund.

The value of the federal income tax cost of portfolio investments, securities sold short, tax components of accumulated earnings, and financial statement cost of portfolio investments and securities sold short and components of net assets may be temporarily different (“book/tax differences”). These book/tax differences are due to the recognition of capital gains or losses under income tax regulations and GAAP, primarily the tax deferral of losses on wash sales and the tax treatment of income and capital gains on publicly-traded partnerships held by the Funds.

As of May 31, 2015, Barrow Long/Short Opportunity Fund had a short-term capital loss carryforward of $218,049 for federal income tax purposes. This capital loss carryforward, which does not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Qualified late year losses for Barrow Long/Short Opportunity Fund incurred after December 31, 2014 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended May 31, 2015, the Fund intends to defer $16,847 of late year ordinary losses to June 1, 2015 for federal income tax purposes.

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended May 31, 2015, the following reclassifications were made as a result of permanent differences between financial statement and income tax reporting requirements:

	Barrow Value Opportunity Fund	Barrow Long/Short Opportunity Fund
Undistributed net investment income	$(40,605)	$5,259
Accumulated net realized gain from securities transactions	$40,605	$11,519
Paid-in capital	$—	$(16,778)

Such reclassifications had no effect on either Fund’s total net assets or net asset value per share.

The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended May 31, 2014 and May 31, 2015) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended May 31, 2015, cost of purchases and proceeds from sales of investment securities, other than short-term investments and short positions, amounted to $35,329,183 and $26,933,268, respectively, for Barrow Value Opportunity Fund and $16,446,333 and $10,792,189, respectively, for Barrow Long/Short Opportunity Fund.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Barrow Value Opportunity Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.99% of its average daily net assets. Barrow Long/Short Opportunity Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.50% of its average daily net assets.

Pursuant to an Expense Limitation Agreement between the Funds and the Adviser, the Adviser has agreed, until October 1, 2016, to waive investment advisory fees and reimburse Other Expenses to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, borrowing costs such as interest and dividend expenses on securities sold short, interest, acquired fund fees and expenses, extraordinary

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

expenses such as litigation and merger or reorganization costs, and other expenses not incurred in the ordinary course of the Funds’ business) to an amount not exceeding the following percentages of average daily net assets attributable to each respective Class:

	Institutional Class	Investor Class
Barrow Value Opportunity Fund	1.15%	1.40%
Barrow Long/Short Opportunity Fund	1.74%	1.99%

Accordingly, during the year ended May 31, 2015, the Adviser waived investment advisory fees and reimbursed expenses as follows:

	Investment Advisory Fees Waived	Expense Reimbursements	Total
Barrow Value Opportunity Fund	$133,153	$46,987	$180,140
Barrow Long/Short Opportunity Fund	$112,065	$100,582	$212,647

Under the terms of the Expense Limitation Agreement, investment advisory fee waivers and expense reimbursements by the Adviser are subject to recoupment by the Adviser for a period of three years after such fees and expenses were incurred, provided that the recoupments do not cause Total Annual Fund Operating Expenses to exceed the foregoing expense limitations. As of May 31, 2015, the Adviser may seek recoupment of investment advisory fee waivers and expense reimbursements no later than the dates as stated below:

	May 31, 2017	May 31, 2018	Total
Barrow Value Opportunity Fund	$118,161	$180,140	$298,301
Barrow Long/Short Opportunity Fund	$156,927	$212,647	$369,574

The Principle Executive Officer of the Funds is also an officer of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance, and transfer agency services to the Funds. Each Fund pays Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing its portfolio securities.

DISTRIBUTION AGREEMENT

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus.

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Certain Trustees and officers of the Trust are also officers of Ultimus and the Distributor.

DISTRIBUTION PLAN

Each Fund has adopted a distribution plan under Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which each Fund may pay intermediaries and other persons for rendering distribution and shareholder services and for bearing any related expenses with respect to the Investor Class of each Fund. These distribution and shareholder service fees will not exceed the annual rate of 0.25% of each Fund's average daily net assets allocable to Investor Class Shares. During the year ended May 31, 2015, the Investor Class of Barrow Value Opportunity Fund and Barrow Long/Short Opportunity Fund incurred $634 and $441, respectively, of distribution fees under the Plan.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from each Fund a fee of $500 for each Board meeting attended plus reimbursement of travel and other meeting-related expenses. In addition, effective January 1, 2015, each Independent Trustee also receives a $500 annual retainer from each Fund. Trustees affiliated with the Adviser or Ultimus are not compensated by the Funds for their services.

PRINCIPAL HOLDERS OF FUND SHARES

As of May 31, 2015, the following shareholders owned of record 5% or more of the outstanding shares of each class of each Fund:

Name of Record Owner	% Ownership
Barrow Value Opportunity Fund – Institutional Class:
Socatean Partners	50%
Charles Schwab & Company, Inc. (for the benefit of its customers)	30%
Robert F. Greenhill, Jr. (a principal of the Adviser)	14%
Barrow Value Opportunity Fund – Investor Class:
Robert F. Greenhill, Jr.	39%
National Financial Services Corporation (for the benefit of its customers)	15%
Charles Schwab & Company, Inc. (for the benefit of its customers)	13%
Peter Jennings	10%
Seshadri Narasimhan	10%
Nicholas Chermayeff (a principal of the Adviser)	6%
Barrow Long/Short Opportunity Fund – Institutional Class:
Socatean Partners	55%
Robert F. Greenhill, Jr.	25%
Charles Schwab & Company, Inc. (for the benefit of its customers)	6%

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Name of Record Owner	% Ownership
Barrow Long/Short Opportunity Fund – Investor Class:
Robert F. Greenhill, Jr.	50%
Charles Schwab & Company, Inc. (for the benefit of its customers)	28%
James E. King	11%
Nicholas Chermayeff	6%

A beneficial owner of 25% or more of either Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting.

5. Borrowing Costs

Barrow Value Opportunity Fund has a secured bank line of credit with BNP Paribas that provides a maximum borrowing of up to one-third of its net assets. The line of credit may be used to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes. Borrowings under this arrangement bear interest at an annual rate equal to the one-month LIBOR at the time of borrowing plus 0.85%. During the year ended May 31, 2015, Barrow Value Opportunity Fund incurred $913 of borrowing costs. As of May 31, 2015, Barrow Value Opportunity Fund did not have outstanding borrowings. The average outstanding borrowings and average interest rate on such borrowings by Barrow Value Opportunity Fund during the year ended May 31, 2015 were $87,672 and 1.04%, respectively. Barrow Long/Short Opportunity Fund does not have a bank line of credit.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s net asset value per share. Occasionally, market conditions, regulatory changes, or other developments may negatively impact

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of May 31, 2015, Barrow Long/Short Opportunity Fund had the following percentages of the value of its net assets invested or sold short in stocks within the following sectors:

Sector	Long Positions	Short Positions	Net Exposure
Consumer Discretionary	28.8%	(20.6%)	8.2%
Consumer Staples	25.9%	(16.6%)	9.3%

As shown above, although the Fund has greater than 25% of the Fund’s net assets invested in long positions in the sectors noted, each sector exposure is mitigated by short positions. As part of the Fund’s principal investment strategies, the Adviser monitors the Fund’s sector exposure to ensure the Fund’s portfolio is significantly diversified.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted the following:

Until June 30, 2015, each Fund offered two classes of shares: Institutional Class shares (sold without any sales loads or distribution fees and requires a $250,000 initial investment) and Investor Class shares (sold without any sales loads, but subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Investor Class shares and requires a $2,500 initial investment). Each class of shares represented an ownership interest in the same investment portfolio. On June 30, 2015, all existing Investor Class Shares of each Fund converted into Institutional Class Shares and the initial minimum investment was reduced to $2,500 (the “Conversion”). After the Conversion, the Funds each offer a single class of shares.

Management has noted no other such events.

BARROW FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Barrow Value Opportunity Fund and
Barrow Long/Short Opportunity Fund

We have audited the accompanying statements of assets and liabilities of Barrow Value Opportunity Fund (formerly Barrow All-Cap Core Fund) and Barrow Long/Short Opportunity Fund (formerly Barrow All-Cap Long/Short Fund) (the "Funds"), each a series of shares of beneficial interest in Ultimus Managers Trust, including the schedules of investments, as of May 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period August 30, 2013 (commencement of operations) through May 31, 2014. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Barrow Value Opportunity Fund and Barrow Long/Short Opportunity Fund as of May 31, 2015, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year then ended and for the period August 30, 2013 through May 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
July 30, 2015

BARROW FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, class specific fees (such as Rule 12b-1 distribution fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2014) and held until the end of the period (May 31, 2015).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

BARROW FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Net Expense Ratio(a)	Expenses Paid During Period(b)
Barrow Value Opportunity Fund
Institutional Class
Actual	$1,000.00	$1,062.30	1.15%	$ 5.91
Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.20	1.15%	$ 5.79
Investor Class
Actual	$1,000.00	$1,061.00	1.40%	$ 7.19
Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.95	1.40%	$ 7.04
Barrow Long/Short Opportunity Fund
Institutional Class
Actual	$1,000.00	$1,040.10	3.72%	$ 18.92
Hypothetical 5% Return (before expenses)	$1,000.00	$1,006.38	3.72%	$ 18.61
Investor Class
Actual	$1,000.00	$1,039.20	3.97%	$ 20.18
Hypothetical 5% Return (before expenses)	$1,000.00	$1,005.14	3.97%	$ 19.85

(a)	Annualized, based on the Fund's most recent one-half year expenses.
(b)	Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

BARROW FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-767-6633, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30 is also available without charge upon request by calling toll-free 1-877-767-6633, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-877-767-6633. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized capital gains made by each Fund during the fiscal year ended May 31, 2015. Certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%. Barrow Value Opportunity Fund and Barrow Long/Short Opportunity Fund intend to designate up to a maximum amount of $275,513 and $131,654, respectively, as taxed at a maximum rate of 23.8%. Additionally, Barrow Value Opportunity Fund intends to designate up to a maximum amount of $1,618,370 as a long-term capital gain distribution. As required by federal regulations, complete information was computed and reported in conjunction with your 2014 Form 1099-DIV.

BARROW FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (July 2012 to October 2013)	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	11	None
Independent Trustees:
John C. Davis Year of Birth: 1952	Since July 2012	Chairman (July 2014 to present) Trustee (June 2012 to present)	Consultant (government services) since May 2011; Retired Partner of PricewaterhouseCoopers LLP (1974-2010)	11	None
John J. Discepoli Year of Birth: 1963	Since June 2012	Trustee	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since November 2004	11	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Tax at The Standard Register Company since November 2011; Tax Partner at Deloitte Tax LLP from 1984 to 2011	11	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

BARROW FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Nicholas Chermayeff 300 First Stamford Place 3rd Floor East Stamford, CT 06902 Year of Birth: 1969	Since April 2013	Principal Executive Officer of Barrow All-Cap Core Fund and Barrow All-Cap Long/Short Fund	Co-Chief Executive Officer and Principal of Barrow Street Capital LLC (since 1997)
David R. Carson Year of Birth: 1958	Since April 2013	President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); Chief Compliance Officer, The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)

Jennifer L. Leamer Year of Birth: 1976	Since February 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions (2007 to 2014)
Bo J. Howell Year of Birth: 1981	Since October 2014	Secretary (April 2015 to present) Assistant Secretary (October 2014 to April 2015)

V.P., Director of Fund Administration for Ultimus Fund Solutions, LLC (2014 to present); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012)

Stephen L. Preston Year of Birth: 1966	Since October 2014	Chief Compliance Officer

Assistant Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Assistant Vice President of Ultimus Fund Solutions, LLC since 2011; Senior Consultant at Mainstay Capital Markets Consultants (2010 to 2011); Chief Compliance Officer at INTL Trading, Inc. (2008 to 2010)

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-877-767-6633.

BARROW FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Funds’ Investment Advisory Agreement with the Barrow Street Advisors LLC (the “Adviser”) for an additional annual term. Approval took place at an in-person meeting held on January 26, 2015, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed information provided by the Adviser in response to requests of the Board and counsel.

In considering the Investment Advisory Agreement and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Funds including, without limitation, its investment advisory services since the Funds’ inception, the Adviser’s compliance procedures and practices, and its efforts to promote the Funds and assist in their distribution. The Board also noted that a principal of the Adviser serves as the Funds’ Principal Executive Officer without additional compensation. After reviewing the foregoing information and further information regarding the Adviser’s business, the Board concluded that the quality, extent, and nature of the services provided by the Adviser were satisfactory and adequate for the Funds.

The investment performance of the Funds. In this regard, the Board compared the performance of each Fund with the performance of its benchmark indexes and related Morningstar categories. The Board also considered the consistency of the Adviser’s management with each Fund’s investment objective and policies. Following consideration of the investment performance of each Fund and its performance relative to its respective Morningstar categories, the Adviser’s experience in managing mutual funds, its historical investment performance, and other factors, the Board concluded that the investment performance of the Funds has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from its relationship with the Funds. In this regard, the Board considered the Adviser’s staffing, personnel, and methods of operations; the education and experience of its personnel; its compliance program, policies, and procedures; its financial condition and the level of commitment to each Fund, and, generally, the Adviser’s advisory business; the asset level of each Fund; the overall expenses of each Fund, including the advisory fee; and the differences in fees and services to the Adviser’s other clients that may be similar to the Funds. The Board considered the Adviser’s Expense Limitation Agreement (the “ELA”) with the Funds, and considered the Adviser’s current and past fee waivers and expense reimbursements for each Fund. The Board further took into account the Adviser’s commitment to continue the ELA for each Fund until at least October 1, 2016.

BARROW FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board also considered potential benefits for the Adviser in managing the Funds, including promotion of the Adviser’s name and the potential for it to receive research, statistical, or other services from the Funds’ trades. The Board compared each Fund’s advisory fee and overall expense ratio to the average advisory fees and average expense ratios for its Morningstar category. In addition, the Board compared each Fund to the other mutual funds in its Morningstar category in terms of the style of investment management, the size of the fund, and the nature of the investment strategy. The Board noted that the advisory fee for Barrow Value Opportunity Fund was slightly above the 25th percentile for its Morningstar category and the overall expense ratio for the Institutional Class was at the median for its Morningstar category and the overall expense ratio for the Investor Class was at the 25th percentile for its Morningstar category. The Board noted that the advisory fee for Barrow Long/Short Opportunity Fund was at the 25th percentile for its Morningstar category and the overall expense ratio for the Institutional Class was at the median for its Morningstar category and the overall expense ratio for the Investor Class was at the 25th percentile for its Morningstar category. The Board also noted that both Funds had significantly less assets than most funds in their respective peer groups. The Board also compared the fees paid by each Fund to the fees paid by other clients of the Adviser, and considered the similarities and differences of services received by such other clients as compared to the services provided to each Fund. Following these comparisons and upon further consideration of the foregoing, the Board concluded that the advisory fee paid to the Adviser by each Fund is fair and reasonable.

The extent to which economies of scale would be realized as each Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors. In this regard, the Board considered that each Fund’s fee arrangements with the Adviser involve both the advisory fee and the ELA. The Board determined that while the advisory fee remains the same as asset levels increase, the shareholders of each Fund have experienced benefits from the ELA. Following consideration of each Fund’s asset levels, expectations for growth, and level of fees, the Board determined that each Fund’s fee arrangements with the Adviser would continue to provide benefits. The Board also determined that the fee arrangements were fair and reasonable given each Fund’s projected asset levels for the next year.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s trading policies, procedures, and performance in seeking best execution for the Funds. The Board also considered the historical portfolio turnover rate for each Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of brokerage business to persons affiliated with Barrow. After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

BARROW FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to each Fund, the Adviser’s process for allocating trades among its different clients, and the substance and administration of the Adviser’s code of ethics. The Board found that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion

After consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Investment Advisory Agreement was in the best interests of each Fund and its shareholders.

CINCINNATI ASSET MANAGEMENT FUNDS:

BROAD MARKET STRATEGIC INCOME FUND

Annual Report

May 31, 2015

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND LETTER TO SHAREHOLDERS	July 2, 2015

Dear Fellow Shareholders,

Our Annual report for the Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (the “Fund”) presents data and performance for the 12 months ended May 31, 2015. All of us at Cincinnati Asset Management, Inc. want to thank you for your investment with us, and we appreciate your confidence in our investment management.

The Fund is currently invested primarily in investment-grade and high-yield corporate bonds that we consider undervalued. We believe that our proprietary analysis enhances our ability to identify such opportunities and enables us to sell securities when more attractive opportunities present themselves. These investment decisions are made with the important discipline of maintaining portfolio diversification and with the dual objectives of achieving a high level of income while preserving capital. Our objective is to improve quality, increase yield and shorten maturity.

Our disciplined investing strategy resulted in the Fund holding 86 positions in the bonds of 78 different corporations on May 31, 2015. The Fund continues to be fully invested, as is its objective. The Fund outperformed the Barclays U.S. Corporate BAA Index (the “Benchmark”) for the 12-month fiscal period ended May 31, 2015, with a total return of 2.99% compared to a return of 2.39% for the Benchmark. We attribute this outperformance primarily to security selection.

During the past year, interest rates have been volatile. On May 1, 2014, the yield on the 10-year Treasury Bond was 2.65%; on January 1, 2015 it was 2.17%; on April 1, 2015 it was 1.92%; and on May 31, 2015, it was at 2.12%. (As of the date of this Letter, that rate is slightly over 2.35%.) Bond prices generally decline as rates increase, and the net asset value of the Fund will reflect those changes in interest rates. Many economists now believe that the Federal Reserve Board (the “FED”) won’t increase rates until late 2015 or, perhaps, not until 2016. At this time, the timing of rate increases is less critical than the questions of “how high” and “how fast.” As of May 31, 2015, bonds that the Fund owns were yielding 4.17%, on average, around 2.0% more than U.S. Treasury yields. We believe that the Fund’s positions will continue to provide excellent value relative to other investment-grade rated fixed-income alternatives.

During the second half of the Fund’s fiscal year, revised gross domestic product (“GDP”) for the fourth calendar quarter of 2014 was +2.2%, while revised first calendar quarter of 2015 was -0.20%. Current consensus forecast for GDP growth in the second half of 2015 is 3%. Unemployment settled at 5.4% on May 31, 2015, while continuing jobless claims and initial jobless claims showed improvement. The FED’s measure of inflation was +1.3%, well below their target of 2.0%. Although interest rates will be impacted by “headline” news and the so-called “risk-off/risk-on” trades that cause short-term volatility, we intend to focus on the relative value of corporate and high-yield bonds and will maintain our focus on the intermediate-term maturity of the portfolio. It is the underlying credit quality of the companies we purchase that influences our investment decisions, not short-term interest rate fluctuations.

1

A predominant theme for the last six months has been the rapid decline of oil prices, falling from over $100 per barrel to less than $50 per barrel, before rebounding to the $60 range. Many corporations engaged in exploration and production, as well as many corporations providing services to the Energy sector, have experienced a significant impact on their performance and their bonds have underperformed market averages. The Fund holds several positions in these companies as well as issues of coal companies that have been adversely impacted by the pressures of a struggling coal market. We continue to actively monitor these credits to determine how they may perform over a full market cycle, always seeking to be rewarded for the risks we assume.

We continue to expect increased volatility in fixed-income markets as some participants continually readjust positioning, trying to time the expected moves by the FED. Additionally, we expect new issue volume to remain quite strong as companies try to complete financing before the expected rise in interest rates. As always, we will continue to search for value and adjust positions as we uncover compelling situations.

Thank you again for your confidence in our Fund. Our fellow investors are very important to us and if you have any questions regarding market conditions or the Fund, please don’t hesitate to call us (513.554.8500).

Sincerely,

Cincinnati Asset Management Funds:
Broad Market Strategic Income Fund
Managed by Cincinnati Asset Management, Inc.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-866-738-1128.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-866-738-1128 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. Cincinnati Asset Management Funds: Broad Market Strategic Income Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. The opinions of the Fund’s adviser with respect to those securities may change at any time.

2

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
PERFORMANCE INFORMATION
May 31, 2015 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Cincinnati Asset Management Funds: Broad Market Strategic
Income Fund versus the Barclays U.S. Corporate BAA Index

Average Annual Total Returns For Periods Ended May 31, 2015
	1 Year	Since Inception(b)
Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (a)	2.99%	3.13%
Barclays U.S. Corporate BAA Index	2.39%	2.77%

(a)	The Fund’s total return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on October 26, 2012.

3

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
PORTFOLIO INFORMATION
May 31, 2015 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Investments

Security Description	% of Net Assets
L-3 Communications Corp., 3.950%, due 05/28/24	2.7%
Toll Brothers Finance Corp., 5.875%, due 02/15/22	2.6%
Wells Fargo & Co., 4.125%, due 08/15/23	2.6%
Bristol-Myers Squibb Co., 3.250%, due 11/01/23	2.5%
U.S. Bancorp, 2.950%, due 07/15/22	2.4%
Qwest Corp., 6.750%, due 12/01/21	2.3%
US Airways, Inc., Class A Pass-Through Certificates, Series 2012-2, 4.625%, 06/03/25	2.3%
PerkinElmer, Inc., 5.000%, due 11/15/21	2.3%
International Lease Finance Corp., 5.875%, due 08/15/22	2.3%
Ford Motor Credit Co., LLC, 4.250%, due 09/20/22	2.2%

Credit Rating Allocation
S&P Credit Quality	% of Portfolio
AA	6.1%
A	43.0%
BBB	17.4%
BB	22.6%
B	10.9%

4

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND SCHEDULE OF INVESTMENTS May 31, 2015
CORPORATE BONDS — 96.0%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 8.1%
Avis Budget Car Rental, LLC	5.500%	04/01/23	$50,000	$51,438
CHC Helicopter S.A.	9.250%	10/15/20	51,300	43,733
Cinemark USA, Inc.	4.875%	06/01/23	65,000	65,484
Penske Auto Group, Inc.	5.375%	12/01/24	60,000	62,250
R.R. Donnelley & Sons Co.	6.500%	11/15/23	60,000	63,975
Regal Entertainment Group	5.750%	02/01/25	61,000	61,610
Royal Caribbean Cruises Ltd.	5.250%	11/15/22	60,000	63,600
Service Corp. International	5.375%	05/15/24	9,000	9,585
Service Corp. International	7.500%	04/01/27	50,000	58,750
Tenneco, Inc.	5.375%	12/15/24	4,000	4,180
Walt Disney Co. (The)	2.350%	12/01/22	100,000	98,867
				583,472
Consumer Staples — 3.8%
Anheuser-Busch InBev SA/NV	2.625%	01/17/23	100,000	97,649
B&G Foods, Inc.	4.625%	06/01/21	58,000	58,145
Spectrum Brands, Inc.	6.625%	11/15/22	50,000	53,875
Wal-Mart Stores, Inc.	2.550%	04/11/23	65,000	64,853
				274,522
Energy — 16.0%
Apache Corp.	3.250%	04/15/22	109,000	109,830
Bristow Group, Inc.	6.250%	10/15/22	65,000	65,000
Chesapeake Energy Corp.	5.750%	03/15/23	7,000	6,948
Chevron Corp.	2.355%	12/05/22	150,000	146,238
Cloud Peak Energy Resources, LLC	8.500%	12/15/19	12,000	11,460
Cloud Peak Energy Resources, LLC	6.375%	03/15/24	29,000	23,780
ConocoPhillips Co.	2.400%	12/15/22	150,000	146,181
Denbury Resources, Inc.	4.625%	07/15/23	56,000	51,380
Halliburton Co.	3.500%	08/01/23	150,000	155,174
Offshore Group Investment Ltd.	7.500%	11/01/19	20,000	14,550
Offshore Group Investment Ltd.	7.125%	04/01/23	42,000	29,610
Peabody Energy Corp.	7.875%	11/01/26	50,000	24,500
Range Resources Corp.	5.000%	08/15/22	56,000	56,000
Rosetta Resources, Inc.	5.875%	06/01/22	65,000	69,713
Sabine Pass Liquefaction, LLC	5.625%	04/15/23	59,000	60,328
Schlumberger Ltd.	3.650%	12/01/23	125,000	131,958
Williams Partners, L.P.	4.875%	05/15/23	55,000	56,236
				1,158,886
Financials — 21.5%
Aircastle Ltd.	5.500%	02/15/22	35,000	37,100
Bank of America Corp.	3.300%	01/11/23	150,000	150,531

5

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 96.0% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 21.5% (Continued)
Bank of New York Mellon Corp. (The)	3.000%	02/24/25	$100,000	$99,523
Ford Motor Credit Co., LLC	4.250%	09/20/22	150,000	159,902
General Electric Capital Corp.	3.150%	09/07/22	80,000	82,295
International Lease Finance Corp.	5.875%	08/15/22	150,000	166,125
PNC Financial Services Group, Inc. (The) (a)	2.854%	11/09/22	150,000	149,925
Simon Property Group, L.P.	3.750%	02/01/24	150,000	157,434
Toll Brothers Finance Corp.	5.875%	02/15/22	175,000	191,625
U.S. Bancorp	2.950%	07/15/22	175,000	175,865
Wells Fargo & Co.	4.125%	08/15/23	175,000	185,592
				1,555,917
Health Care — 7.2%
Bristol-Myers Squibb Co.	3.250%	11/01/23	175,000	180,773
Community Health Systems, Inc.	6.875%	02/01/22	54,000	57,780
HCA Holdings, Inc.	5.375%	02/01/25	60,000	61,950
HealthSouth Corp.	5.750%	11/01/24	54,000	55,957
PerkinElmer, Inc.	5.000%	11/15/21	150,000	167,183
				523,643
Industrials — 13.4%
Continental Resources, Inc.	5.000%	09/15/22	61,000	60,924
General Dynamics Corp.	2.250%	11/15/22	150,000	145,503
Hawaiian Airlines, Inc., Series 2013-1A	3.900%	01/15/26	72,578	73,123
Iron Mountain, Inc.	5.750%	08/15/24	57,000	58,639
Raytheon Co.	2.500%	12/15/22	150,000	149,166
Stanley Black & Decker, Inc.	2.900%	11/01/22	150,000	151,028
Teekay Corp.	8.500%	01/15/20	55,000	61,875
United Airlines, Inc., Class B Pass-Through Certificates, Series 2013-1	5.375%	02/15/23	41,096	43,048
United Rentals North America, Inc.	5.500%	07/15/25	60,000	60,075
US Airways, Inc., Class A Pass-Through Certificates, Series 2012-2	4.625%	06/03/25	158,495	168,004
				971,385
Information Technology — 7.8%
Equinix, Inc.	5.375%	04/01/23	55,000	56,925
Hewlett-Packard Co.	4.375%	09/15/21	150,000	159,697
Intel Corp.	2.700%	12/15/22	150,000	149,626
L-3 Communications Corp.	3.950%	05/28/24	195,000	193,735
				559,983

6

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 96.0% (Continued)	Coupon	Maturity	Par Value	Value
Materials — 2.8%
Graphic Packaging International, Inc.	4.750%	04/15/21	$55,000	$57,337
Praxair, Inc.	2.200%	08/15/22	150,000	146,451
				203,788

Telecommunication Services — 10.0%
AT&T, Inc.	2.625%	12/01/22	140,000	134,703
CCO Holdings, LLC/CCO Holdings Capital Corp.	5.750%	01/15/24	6,000	6,195
CenturyLink, Inc.	5.800%	03/15/22	5,000	5,144
Comcast Corp.	3.600%	03/01/24	80,000	82,874
Frontier Communications Corp.	9.000%	08/15/31	55,000	54,450
Intelsat Jackson Holdings S.A.	5.500%	08/01/23	60,000	55,331
Mediacom, LLC/Mediacom Capital Corp.	5.500%	04/15/21	17,000	16,979
Mediacom, LLC/Mediacom Capital Corp.	7.250%	02/15/22	43,000	45,795
Qwest Corp.	6.750%	12/01/21	150,000	168,975
Qwest Corp.	6.875%	09/15/33	55,000	55,716
Sprint Corp.	7.875%	09/15/23	8,000	8,155
Sprint Corp.	7.625%	02/15/25	60,000	59,006
Verizon Communications, Inc.	5.150%	09/15/23	25,000	27,968
				721,291
Utilities — 5.4%
AES Corp. (The)	5.500%	03/15/24	43,000	43,430
AES Corp. (The)	5.500%	04/15/25	30,000	29,625
Amerigas Finance, LLC	7.000%	05/20/22	55,000	59,400
Calpine Corp.	5.750%	01/15/25	60,000	60,600
Ferrellgas, L.P.	6.500%	05/01/21	55,000	55,963
Ferrellgas, L.P.	6.750%	01/15/22	2,000	2,055
GenOn Americas Generation, LLC	8.500%	10/01/21	28,000	27,090
NRG Energy, Inc.	6.625%	03/15/23	46,000	48,300
Suburban Propane Partners, L.P.	5.500%	06/01/24	60,000	62,250
				388,713

Total Investments at Value — 96.0% (Cost $6,947,077)				$6,941,600

Other Assets in Excess of Liabilities — 4.0%				290,651

Net Assets — 100.0%				$7,232,251

(a)	Step coupon security. The rate shown is the effective interest rate as of May 31, 2015.
See accompanying notes to financial statements.

7

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND STATEMENT OF ASSETS AND LIABILITIES May 31, 2015
ASSETS
Investments in securities:
At acquisition cost	$6,947,077
At value (Note 2)	$6,941,600
Cash	28,520
Interest receivable	83,599
Receivable from Adviser (Note 4)	13,238
Receivable for investment securities sold	227,954
Other assets	13,258
Total assets	7,308,169

LIABILITIES
Payable to administrator (Note 4)	7,000
Payable for investment securities purchased	62,418
Other accrued expenses	6,500
Total liabilities	75,918

NET ASSETS	$7,232,251

NET ASSETS CONSIST OF:
Paid-in capital	$7,197,981
Undistributed net investment income	41,585
Accumulated net realized losses from security transactions	(1,838)
Net unrealized depreciation on investments	(5,477)
NET ASSETS	$7,232,251

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	721,498

Net asset value, offering price and redemption price per share (Note 2)	$10.02

See accompanying notes to financial statements.

8

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND STATEMENT OF OPERATIONS For the Year Ended May 31, 2015
INVESTMENT INCOME
Interest	$276,323

EXPENSES
Investment advisory fees (Note 4)	51,815
Professional fees	33,162
Fund accounting fees (Note 4)	29,383
Administration fees (Note 4)	28,750
Registration and filing fees	21,475
Pricing fees	21,024
Distribution fees (Note 4)	17,272
Compliance fees (Note 4)	12,000
Transfer agent fees (Note 4)	12,000
Custody and bank service fees	8,551
Trustees' fees and expenses (Note 4)	7,366
Postage and supplies	3,488
Insurance expense	3,010
Other expenses	7,293
Total expenses	256,589
Less fee waivers and expense reimbursements by the Adviser (Note 4)	(211,682)
Net expenses	44,907

NET INVESTMENT INCOME	231,416

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	2,330
Net change in unrealized appreciation/depreciation on investments	(28,468)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(26,138)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$205,278

See accompanying notes to financial statements.

9

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended May 31, 2015	Year Ended May 31, 2014
FROM OPERATIONS
Net investment income	$231,416	$178,886
Net realized gains (losses) from security transactions	2,330	(3,453)
Net change in unrealized appreciation/depreciation on investments	(28,468)	80,934
Net increase in net assets resulting from operations	205,278	256,367

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(221,564)	(175,744)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,022,639	1,179,992
Net asset value of shares issued in reinvestment of distributions to shareholders	221,564	175,744
Payments for shares redeemed	(403,078)	(248,777)
Net increase in net assets from capital share transactions	841,125	1,106,959

TOTAL INCREASE IN NET ASSETS	824,839	1,187,582

NET ASSETS
Beginning of year	6,407,412	5,219,830
End of year	$7,232,251	$6,407,412

UNDISTRIBUTED NET INVESTMENT INCOME	$41,585	$31,733

CAPITAL SHARE ACTIVITY
Shares sold	102,166	119,978
Shares reinvested	22,290	18,333
Shares redeemed	(40,361)	(25,837)
Net increase in shares outstanding	84,095	112,474
Shares outstanding at beginning of year	637,403	524,929
Shares outstanding at end of year	721,498	637,403

See accompanying notes to financial statements.

10

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended May 31, 2015	Year Ended May 31, 2014	Period Ended May 31, 2013(a)
Net asset value at beginning of period	$10.05	$9.94	$10.00

Income (loss) from investment operations:
Net investment income	0.33	0.33	0.16
Net realized and unrealized gains (losses) on investments	(0.04)	0.11	(0.11)
Total from investment operations	0.29	0.44	0.05

Less distributions:
From net investment income	(0.32)	(0.33)	(0.11)

Net asset value at end of period	$10.02	$10.05	$9.94

Total return (b)	2.99%	4.68%	0.48	%(c)

Net assets at end of period	$7,232,251	$6,407,412	$5,219,830

Ratios/supplementary data:
Ratio of total expenses to average net assets	3.71%	4.53%	3.69	%(d)

Ratio of net expenses to average net assets (e)	0.65%	0.65%	0.65	%(d)

Ratio of net investment income to average net assets (e)	3.35%	3.41%	2.81	%(d)

Portfolio turnover rate	23%	11%	13	%(c)

(a)	Represents the period from the commencement of operations (October 26, 2012) through May 31, 2013.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not waived advisory fees and reimbursed expenses.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee waivers and expense reimbursements (Note 4).
See accompanying notes to financial statements.

11

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2015

1. Organization

Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Fund commenced operations on October 26, 2012.

The investment objective of the Fund is to achieve a high level of income consistent with a secondary goal of capital preservation.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund’s fixed income securities are generally valued using prices provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by Cincinnati Asset Management, Inc. (the “Adviser”), under the general supervision of the Board. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Corporate bonds are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities, and interest rates, among other factors. The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair

12

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS (Continued)

value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2015:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$6,941,600	$—	$6,941,600

Refer to the Fund’s Schedule of Investments for a listing of the securities by sector type. As of May 31, 2015, the Fund did not have any transfers into and out of any Level. In addition, the Fund did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2015. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income – Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method. Dividend income is recorded on the ex-dividend date.

Security transactions – Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Dividends from net investment income are declared and paid quarterly to shareholders. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of the Fund’s distributions during the years ended May 31, 2015 and May 31, 2014 was ordinary income. On June 30, 2015, the Fund paid an ordinary income dividend of $0.0858 per share to shareholders of record on June 29, 2015.

13

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of May 31, 2015:

Tax cost of portfolio investments	$6,947,077
Gross unrealized appreciation	$117,737
Gross unrealized depreciation	(123,214)
Net unrealized depreciation on investments	(5,477)
Undistributed ordinary income	41,585
Capital loss carryforwards	(1,838)
Accumulated earnings	$34,270

As of May 31, 2015, the Fund had a short-term capital loss carryforward of $1,838. This capital loss carryforward, which does not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax periods (periods ended May 31, 2013 through May 31, 2015) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended May 31, 2015, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $2,312,970 and $1,514,320, respectively.

14

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.75% of its average daily net assets.

Pursuant to an expense limitation agreement between the Fund and the Adviser, the Adviser has contractually agreed until October 1, 2016, to waive investment advisory fees and reimburse certain Other Expenses to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs; taxes; interest; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.65% of the Fund’s average daily net assets. Accordingly, the Adviser did not collect any of its advisory fees and, in addition, reimbursed other operating expenses totaling $159,867 during the year ended May 31, 2015.

Certain officers of the Fund are also officers of the Adviser.

DISTRIBUTION PLAN

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Rule 12b-1 Plan”), pursuant to which the Fund may incur certain costs for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund’s average daily net assets. During the year ended May 31, 2015, the Fund incurred $17,272 in distribution and service fees under the Rule 12b-1 Plan.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities.

DISTRIBUTION AGREEMENT

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus.

Certain Trustees and officers of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Each Trustee who is not an “Interested person” of the Trust (“Independent Trustee”) receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement of travel and other meeting-related expenses. In addition, effective January 1, 2015, each Independent Trustee also receives a $500 annual retainer from the Fund. Trustees affiliated with the Adviser or Ultimus are not compensated by the Trust for their services.

15

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDERS OF FUND SHARES

As of May 31, 2015, the following shareholders owned of record 5% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Mary S. Sloneker	44%
Cincinnati Asset Management, Inc.	26%
William S. Sloneker	19%
Charles Schwab (for the benefit of its customers)	6%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

16

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Cincinnati Asset Management Funds:
Broad Market Strategic Income Fund

We have audited the accompanying statement of assets and liabilities of Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (the “Fund”), a series of shares of beneficial interest in Ultimus Managers Trust, including the schedule of investments, as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period October 26, 2012 (commencement of operations) through May 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cincinnati Asset Management Funds: Broad Market Strategic Income Fund as of May 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the two-year period then ended and for the period October 26, 2012 through May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
July 27, 2015

17

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2014) and held until the end of the period (May 31, 2015).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

18

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,018.40	$3.27
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.69	$3.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.65% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1128, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1128, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-866-738-1128. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	11	None
Independent Trustees:
John C. Davis Year of Birth: 1952	Since June 2012	Chairman (July 2014 to present) Trustee (June 2012 to present)	Consultant ( government services) since May 2011; Retired Partner of PricewaterhouseCoopers LLP (1974-2010)	11	None
John J. Discepoli Year of Birth: 1963	Since June 2012	Trustee	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since November 2004	11	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Tax at The Standard Register Company since November 2011; Tax Partner at Deloitte Tax LLP from 1984 to 2011	11	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

20

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
William S. Sloneker 8845 Governor’s Hill Drive, Cincinnati, Ohio 45249 Year of Birth: 1953	Since June 2012	Principal Executive Officer of Cincinnati Asset Management Funds: Broad Market Strategic Income Fund	Chairman, Chief Executive Office and Portfolio Manager of Cincinnati Asset Management, Inc. (1989 to present)
David R. Carson Year of Birth: 1958	Since April 2013	President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); Chief Compliance Officer, The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)

Jennifer L. Leamer Year of Birth: 1976	Since April 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)
Bo J. Howell Year of Birth: 1981	Since October 2014	Secretary (April 2015 to present) Assistant Secretary (October 2014 to April 2015)

V.P., Director of Fund Administration for Ultimus Fund Solutions, LLC (2014 to present); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012)

Stephen L. Preston Year of Birth: 1966	Since June 2012	Chief Compliance Officer

Assistant Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Assistant Vice President of Ultimus Fund Solutions, LLC since 2011; Senior Consultant at Mainstay Capital Markets Consultants (2010 to 2011); Chief Compliance Officer at INTL Trading, Inc. (2008 to 2010)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-738-1128.

21

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Advisory Agreement with Cincinnati Asset Management, Inc. (the “Adviser”) for an additional annual term. Approval took place at an in-person meeting held on April 21, 2015, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed information provided by the Adviser in response to requests of the Board and counsel.

In considering the Investment Advisory Agreement and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, its investment advisory services since the Fund’s inception, the Adviser’s compliance procedures and practices, and its efforts to promote the Fund and assist in its distribution. The Board also noted that a principal of the Adviser serves as the Fund’s Principal Executive Officer without additional compensation. After reviewing the foregoing information and further information regarding the Adviser’s business, the Board concluded that the quality, extent, and nature of the services provided by the Adviser were satisfactory and adequate for the Fund.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index and related Morningstar category. The Board also considered the consistency of the Adviser’s management with the Fund’s investment objective and policies. Following discussion of the investment performance of the Fund and its performance relative to its Morningstar category, the Adviser’s experience in managing a mutual fund, its historical investment performance, and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from its relationship with the Fund. In this regard, the Board considered the Adviser’s staffing, personnel, and methods of operations; the education and experience of its personnel; compliance program, policies, and procedures; financial condition and the level of commitment to the Fund, and, generally, the Adviser’s advisory business; the asset level of the Fund; and the overall expenses of the Fund, including the advisory fee. The Board considered the Adviser’s Expense Limitation Agreement (the “ELA”) with the Fund, and considered the Adviser’s current and past fee reductions and expense reimbursements for the Fund. The Board further took into account the Adviser’s commitment to continue the ELA for the Fund until at least October 1, 2016.

The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and the potential for it to receive research, statistical, or other services from the Fund’s trades. The Board compared the Fund’s advisory fee

22

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

and overall expense ratio to the average advisory fees and average expense ratios for its Morningstar category. The Board noted that while the advisory fee for the Fund was above the average and the median for the Morningstar Multisector Bond Fund category, it was less than the highest advisory fee in the category. The Board further noted that the overall annual expense ratio of 0.65 percent for the Fund with the ELA is lower than the Morningstar category’s average expense ratio (1.05 percent) and median expense ratio (0.95 percent). The Board also noted that the Fund had significantly less assets than the average or median fund in its Morningstar category. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee paid to the Adviser by the Fund is fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with the Adviser involve both the advisory fee and the ELA. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Fund have experienced benefits from the ELA. Following further discussion of the Fund’s asset level, expectations for growth, and level of fees, the Board determined that the Fund’s fee arrangements with the Adviser would continue to provide benefits. The Board also determined that the fee arrangements were fair and reasonable given the Fund’s projected asset levels for the next year.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s trading policies, procedures, and performance in seeking best execution for the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund, the Adviser’s process for allocating trades among its different clients, and the substance and administration of the Adviser’s code of ethics. Following further consideration and discussion, the Board found that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion

After consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

23

This page intentionally left blank.

This page intentionally left blank.

WAVELENGTH
FUNDS

Annual Report

May 31, 2015

WAVELENGTH INTEREST RATE NEUTRAL FUND

WAVELENGTH INTEREST RATE NEUTRAL FUND LETTER TO SHAREHOLDERS	July 15, 2015

Dear Fellow Shareholders:

In the months since our last letter, heightened levels of uncertainty persisted in global financial markets. Concerns over the future path of interest rates and the resurgence of European sovereign debt issues pushed many investors to the sidelines, often as a reaction to short-term headlines. This cycle of investor sentiment has created both risks and opportunities, and through it we have maintained our investment discipline, focusing on the forces that matter most: growth and inflation.

What follows is designed to provide context around returns in a way that builds a deeper understanding of the investment process that supports them. Through this we hope to build on the partnership your investment creates.

PERFORMANCE SUMMARY

For the fiscal year ended May 31, 2015, the Wavelength Interest Rate Neutral Fund (the “Fund”) delivered a return of -0.17% versus a benchmark return of +0.02% for the S&P / BGCantor 0-3 Month US Treasury Bill Index (which seeks to represent the return from not taking risk in financial markets). The Fund’s relatively muted performance came at a time when many investors moved out of markets and into cash instruments. Throughout this period the Fund maintained a disciplined balance to changing growth and inflation conditions in line with its long-term investment objectives.

WAVELENGTH PHILOSOPHY

We believe that macroeconomic conditions drive asset prices and central banks use interest rates to manage macroeconomic conditions. Based on this fundamental logic, we seek to build a portfolio that is hedged to changes in interest rates by balancing investment exposure between instruments we expect to outperform in rising and falling macroeconomic conditions.

INVESTMENT ENVIRONMENT

As an extension of our investment philosophy we believe that changing expectations for macroeconomic conditions drive investment decisions, which in turn drive market prices. This logic held true over the period, as changing growth and inflation expectations resulted in a wide range of market pricing.

After a series of positive growth surprises toward the end of 2014, economic data turned less optimistic at the beginning of 2015. Downside surprises to growth were logically followed by a rally in government bonds and other markets linked to falling growth conditions. Conversely, credit and equities underperformed throughout January of 2015 in response to these changing expectations.

While this trend in data continued into February, growth assets began to rebound from their lows as many market participants considered the sell-off over-extended. As additional data came in below expectations in March, however, growth-related markets fell further and government bonds outperformed. April and May brought a reversal in these conditions, and

1

markets that had underperformed for the year started to bounce back. Credit and equities benefited from these circumstances through mid-May, and government bonds began their decline led by longer-dated issues. This price action was significant as it resulted in the first prolonged yield curve steepening in months.

Inflation conditions remained subdued over the first calendar quarter, and nominal bonds outperformed inflation-linked bonds in their total returns. A modest uptick for inflation in April then reversed this underperformance, and breakeven inflation remained on the rise into May. In this context, commodity prices also came back from their lows and built momentum as the early signs of rising inflation took hold.

PERFORMANCE DISCUSSION

The Fund maintained its targeted balance to growth and inflation conditions during the period, in line with its investment objectives. As a result of its hedged structure, changing expectations that drove market volatility were less impactful and the portfolio produced relatively muted returns.

The portfolio benefited most from the recovery of assets directly linked to growth, as convertible bonds generated meaningful positive returns. High-yield credit and bank loans also contributed to performance, as expectations of better-than-expected growth were recognized across the capital structure. Performance was limited by a downturn in government bond returns, and this was extended by the fear of rising rates. The reversal was also driven by a change in expectations for inflation, and a bear steepening of the yield curve took hold as longer-dated U.S. Treasuries underperformed through April and May.

On the inflation side of the portfolio, inflation-linked bonds responded in line with the pickup in expectations, generating outperformance in May after underperforming in prior months. Futures contracts performed similarly and extended their recovery from mid-March onwards, generating positive returns to offset losses experienced by falling inflation assets.

OUTLOOK

Markets remain in transition, and as prices adjust to a new set of conditions we expect related uncertainty to produce heightened levels of volatility. In this environment we expect growth and inflation to maintain their position as the drivers of asset prices, re-setting prices to logical, fundamental levels over long-term time horizons. With this backing as the consistent foundation of our investment process, we believe that targeting a balance to potential macroeconomic outcomes remains a prudent approach to investing that will deliver value to our investors through absolute returns.

Thank you for your trust and commitment through investment.

Sincerely,

Andrew Dassori

Founding Partner & Chief Investment Officer
Wavelength Capital Management

2

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-866-896-9292.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-866-896-9292 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Wavelength Interest Rate Neutral Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

3

WAVELENGTH INTEREST RATE NEUTRAL FUND
PERFORMANCE INFORMATION
May 31, 2015 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Wavelength Interest Rate Neutral Fund versus the
S&P/BGCantor 0-3 Month U.S. Treasury Bill Index

Average Annual Total Returns For Periods Ended May 31, 2015
	1 Year	Since Inception(b)
Wavelength Interest Rate Neutral Fund(a)	(0.17%)	2.64%
S&P/BGCantor 0-3 Month U.S. Treasury Bill Index	0.02%	0.03%

(a)	The Fund’s total return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on September 30, 2013.

4

WAVELENGTH INTEREST RATE NEUTRAL FUND
PORTFOLIO INFORMATION
May 31, 2015 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
iShares® TIPS Bond ETF	17.4%
SPDR® Barclays Convertible Securities ETF	16.0%
SPDR® Barclays Short Term High Yield Bond ETF	12.4%
PowerShares Senior Loan Portfolio	8.4%
iShares® J.P. Morgan USD Emerging Markets Bond ETF	8.2%
PowerShares Emerging Markets Sovereign Debt Portfolio	6.1%
iShares® iBoxx $ Investment Grade Corporate Bond ETF	5.7%
iShares® iBoxx $ High Yield Corporate Bond ETF	4.3%
Market Vectors Emerging Markets High Yield Bond ETF	3.2%
SPDR® Barclays High Yield Bond ETF	1.7%

5

WAVELENGTH INTEREST RATE NEUTRAL FUND SCHEDULE OF INVESTMENTS May 31, 2015
EXCHANGE-TRADED FUNDS — 85.7%	Shares	Value
Emerging Markets Debt — 17.5%
iShares® J.P. Morgan USD Emerging Markets Bond ETF	13,017	$1,462,720
Market Vectors Emerging Markets High Yield Bond ETF	22,891	564,263
PowerShares Emerging Markets Sovereign Debt Portfolio	38,454	1,092,863
		3,119,846
Large Cap Index — 0.1%
SPDR® S&P 500® ETF	35	7,389

Real Estate Investment Trusts (REIT) — 1.7%
SPDR® Dow Jones REIT ETF	1,175	104,540
Vanguard REIT ETF	2,550	201,807
		306,347
U.S. Fixed Income — 66.4%
iShares® 3-7 Year Treasury Bond ETF	25	3,092
iShares® 7-10 Year Treasury Bond ETF	40	4,277
iShares® 20+ Year Treasury Bond ETF	875	107,397
iShares® iBoxx $ High Yield Corporate Bond ETF	8,410	764,553
iShares® iBoxx $ Investment Grade Corporate Bond ETF	8,540	1,010,026
iShares® TIPS Bond ETF	27,426	3,105,172
PowerShares Senior Loan Portfolio	61,838	1,491,533
SPDR® Barclays Convertible Securities ETF	57,759	2,842,320
SPDR® Barclays High Yield Bond ETF	7,610	299,986
SPDR® Barclays Short Term High Yield Bond ETF	75,377	2,207,039
		11,835,395
Total Exchange-Traded Funds (Cost $15,315,113)		$15,268,977

6

WAVELENGTH INTEREST RATE NEUTRAL FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 8.0%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01%(a) (Cost $1,430,846)	1,430,846	$1,430,846

Total Investments at Value — 93.7% (Cost $16,745,959)		$16,699,823

Other Assets in Excess of Liabilities — 6.3%		1,115,354

Net Assets — 100.0%		$17,815,177

(a)	The rate shown is the 7-day effective yield as of May 31, 2015.
See accompanying notes to financial statements.

7

WAVELENGTH INTEREST RATE NEUTRAL FUND SCHEDULE OF FUTURES CONTRACTS May 31, 2015
FUTURES CONTRACTS	Expiration Date	Contracts	Aggregate Market Value of Contracts	Unrealized Appreciation (Depreciation)
Commodity Futures
Bloomberg Commodity Index Future	6/17/2015	33	$333,630	$(4,790)
COMEX miNY Gold Future	7/29/2015	5	297,687	517
S&P® GSCI® Future	6/15/2015	1	109,838	(4,965)
Total Commodity Futures			741,155	(9,238)

Index Futures
E-Mini Dow CBOT DJIA Future	6/19/2015	7	630,630	(3,614)
E-Mini Nasdaq 100 Future	6/19/2015	6	540,930	(262)
E-Mini S&P 500® Future	6/19/2015	8	841,800	(5,289)
Total Index Futures			2,013,360	(9,165)

Treasury Futures
5-Year U.S. Treasury Note Future	9/30/2015	14	1,674,750	5,127
10-Year U.S. Treasury Note Future	9/21/2015	20	2,549,688	6,813
U.S. Treasury Long Bond Future	9/21/2015	16	2,479,000	(1,712)
Total Treasury Futures			6,703,438	10,228

Total Futures Contracts			$9,457,953	$(8,175)

See accompanying notes to financial statements.

8

WAVELENGTH INTEREST RATE NEUTRAL FUND STATEMENT OF ASSETS AND LIABILITIES May 31, 2015
ASSETS
Investments in securities:
At acquisition cost	$16,745,959
At value (Note 2)	$16,699,823
Cash	4,853
Margin deposits for futures contracts (Notes 2 and 5)	413,295
Dividends receivable	16
Receivable for investment securities sold	841,757
Other assets	1,410
Total assets	17,961,154

LIABILITIES
Payable for investment securities purchased	123,241
Payable to Adviser (Note 4)	2,879
Payable to administrator (Note 4)	6,900
Variation margin payable (Notes 2 and 5)	7,562
Other accrued expenses	5,395
Total liabilities	145,977

NET ASSETS	$17,815,177

NET ASSETS CONSIST OF:
Paid-in capital	$17,992,213
Accumulated net investment income	48,086
Accumulated net realized losses from security transactions and other financial instruments	(170,811)
Net unrealized depreciation on:
Investments	(46,136)
Futures contracts	(8,175)
NET ASSETS	$17,815,177

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,765,676

Net asset value, offering price and redemption price per share (Note 2)	$10.09

See accompanying notes to financial statements.

9

WAVELENGTH INTEREST RATE NEUTRAL FUND STATEMENT OF OPERATIONS For the Year Ended May 31, 2015
INVESTMENT INCOME
Dividends	$458,279

EXPENSES
Investment advisory fees (Note 4)	123,908
Professional fees	35,173
Fund accounting fees (Note 4)	27,308
Administration fees (Note 4)	26,000
Custody and bank service fees	16,553
Transfer agent fees (Note 4)	14,250
Compliance fees (Note 4)	12,000
Registration and filing fees	9,010
Trustees' fees and expenses (Note 4)	7,764
Postage and supplies	3,200
Insurance expense	3,010
Other expenses	8,624
Total expenses	286,800
Less fee reductions and expense reimbursements by the Adviser (Note 4)	(157,675)
Net expenses	129,125

NET INVESTMENT INCOME	329,154

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS
Net realized losses from:
Investments	(168,620)
Option contracts (Note 5)	(8,464)
Futures contracts (Note 5)	(14,863)
Capital gain distributions from regulated investment companies	37,148
Net change in unrealized appreciation/depreciation on:
Investments	(153,547)
Futures contracts (Note 5)	(18,308)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(326,654)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,500

See accompanying notes to financial statements.

10

WAVELENGTH INTEREST RATE NEUTRAL FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended May 31, 2015	Period Ended May 31, 2014(a)
FROM OPERATIONS
Net investment income	$329,154	$41,316
Net realized gains (losses) from:
Investments	(168,620)	22,444
Option contracts (Note 5)	(8,464)	—
Futures contracts (Note 5)	(14,863)	13,061
Capital gain distributions from regulated investment companies	37,148	39
Net change in unrealized appreciation/depreciation on:
Investments	(153,547)	107,411
Futures contracts (Note 5)	(18,308)	10,133
Net increase in net assets from operations	2,500	194,404

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(293,521)	(27,944)
From net realized gains	(48,557)	(3,918)
Decrease in net assets from distributions to shareholders	(342,078)	(31,862)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	13,413,165	4,572,557
Net asset value of shares issued in reinvestment of distributions to shareholders	339,021	31,862
Payments for shares redeemed	(314,392)	(50,000)
Net increase in net assets from capital share transactions	13,437,794	4,554,419

TOTAL INCREASE IN NET ASSETS	13,098,216	4,716,961

NET ASSETS
Beginning of period	4,716,961	—
End of period	$17,815,177	$4,716,961

ACCUMULATED NET INVESTMENT INCOME	$48,086	$13,372

CAPITAL SHARE ACTIVITY
Shares sold	1,308,050	456,307
Shares issued in reinvestment of distributions to shareholders	34,071	3,190
Shares redeemed	(31,083)	(4,859)
Net increase in shares outstanding	1,311,038	454,638
Shares outstanding at beginning of period	454,638	—
Shares outstanding at end of period	1,765,676	454,638

(a)	Represents the period from the commencement of operations (September 30, 2013) through May 31, 2014.
See accompanying notes to financial statements.

11

WAVELENGTH INTEREST RATE NEUTRAL FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended May 31, 2015	Period Ended May 31, 2014(a)
Net asset value at beginning of period	$10.38	$10.00

Income (loss) from investment operations:
Net investment income	0.23	0.10
Net realized and unrealized gains (losses) on investments and futures contracts	(0.25)	0.36
Total from investment operations	(0.02)	0.46

Less distributions:
Distributions from net investment income	(0.23)	(0.07)
Distributions from net realized gains	(0.04)	(0.01)
Total distributions	(0.27)	(0.08)

Net asset value at end of period	$10.09	$10.38

Total return (b)	(0.17%)	4.62	%(c)

Net assets at end of period (000's)	$17,815	$4,717

Ratios/supplementary data:
Ratio of total expenses to average net assets (d)	2.19%	4.42	%(e)

Ratio of net expenses to average net assets (d) (f)	0.99%	0.99	%(e)

Ratio of net investment income to average net assets (f) (g)	2.52%	1.55	%(e)

Portfolio turnover rate	107%	114	%(c)

(a)	Represents the period from the commencement of operations (September 30, 2013) through May 31, 2014.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and reimbursed expenses.

(c)	Not annualized.
(d)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of the underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).
(g)	Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the underlying investment companies in which the Fund invests.
See accompanying notes to financial statements.

12

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2015

1. Organization

Wavelength Interest Rate Neutral Fund (the “Fund”) is a non-diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Fund commenced operations on September 30, 2013.

The investment objective of the Fund is total return.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities and futures valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted bid price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Option contracts are valued at the closing price as quoted on the exchanges in which they are primarily traded. If no closing price is readily available at the time of valuation, the option will be valued at the closing bid price for that day. The Fund values its exchange-traded futures contracts at their last sale price as of the close of regular trading on the NYSE. Prices for these futures contracts are monitored daily by the Adviser until the close of regular trading to determine if fair valuation is required.

In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value pursuant to the procedures adopted by the Trust’s Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

13

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2015:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Exchange-Traded Funds	$15,268,977	$—	$—	$15,268,977
Money Market Funds	1,430,846	—	—	1,430,846
Total	$16,699,823	$—	$—	$16,699,823
Other Financial Instruments
Futures Contracts	$(8,175)	$—	$—	$(8,175)

As of May 31, 2015, the Fund did not have any transfers into and out of any Level. In addition, the Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2015. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions – Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

14

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders – The Fund will distribute to shareholders any net investment income dividends on a quarterly basis and any net realized capital gains distributions at least annually. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended May 31, 2015 and 2014 was as follows:

Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
May 31, 2015	$328,122	$13,956	$342,078
May 31, 2014	$31,862	$—	$31,862

On June 30, 2015, the Fund paid an ordinary income dividend of $0.0435 per share to shareholders of record on June 29, 2015.

Option contracts – The Fund may use option contracts in any manner consistent with its investment objective and as long as the use is consistent with relevant provisions of the 1940 Act. The Fund may use options for speculative investment purposes as well as for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which a Fund invests. When a Fund purchases an option, an amount equal to the total premium (the premium plus the commission) paid by the Fund is recorded as an asset in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to-market daily. Premiums paid in the purchase of options which expire are treated as realized losses. Premiums paid in the purchase of call options which are exercised increase the cost of the security purchased. If a closing sale transaction is used to terminate a Fund’s obligation on an option, a gain or loss will be realized depending upon whether the price of the closing sale transaction is more or less than the premium previously paid on the option purchased.

Futures contracts – The Fund may use futures contracts to gain exposure to or to hedge against changes in the value of equities, real estate, interest rates or commodities. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. When the Fund purchases or sells a futures contract, no price is paid to or received by the Fund. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 2% to 10% of the contract amount. This is called the “initial margin deposit.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying asset. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The margin deposits for futures contracts and the variation margin payable are reported on the Statement of Assets and Liabilities.

15

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of May 31, 2015:

Tax cost of portfolio investments	$16,886,192
Gross unrealized appreciation	$64,970
Gross unrealized depreciation	(251,339)
Net unrealized depreciation	(186,369)
Accumulated ordinary income	48,086
Capital loss carryforward	(38,753)
Total accumulated deficit	$(177,036)

The value of the federal income tax cost of portfolio investments and the tax components of the accumulated deficit and the financial statement cost and components of net assets may be temporarily different (“book/tax difference”). These book/tax differences are due to the recognition of capital gains or losses under income tax regulations and GAAP, primarily the tax deferral of losses on wash sales and the tax treatment of realized and unrealized gains and losses on futures contracts.

As of May 31, 2015, the Fund had a short-term capital loss carryforward of $38,753 for federal income tax purposes. This capital loss carryforward, which does not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended May 31, 2015, the Fund reclassified $919 of accumulated net investment income against accumulated net realized losses on its Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, had no effect on the Fund’s total net assets or net asset value per share.

16

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax periods (periods ended May 31, 2014 and May 31, 2015) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended May 31, 2015, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $24,045,752 and $12,707,165, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Wavelength Capital Management, LLC (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.95% of its average daily net assets.

Pursuant to an expense limitation agreement between the Fund and the Adviser (the “Expense Limitation Agreement”), the Adviser has contractually agreed, until October 1, 2016, to waive investment advisory fees and reimburse certain Other Expenses to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.99% of the Fund’s average daily net assets. During the year ended May 31, 2015, the Adviser did not collect any of its investment advisory fees and, in addition, reimbursed the Fund for other operating expenses totaling $33,767.

Under the terms of the Expense Limitation Agreement, investment advisory fees waived and expense reimbursements by the Adviser are subject to recoupment by the Adviser for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed the foregoing expense limitations. As of May 31, 2015, the Adviser may seek recoupment of investment advisory fees waived and expense reimbursements no later than the dates as stated below:

May 31, 2017	May 31, 2018	Total
$91,664	$157,675	$249,339

An officer of the Fund is also an officer of the Adviser.

17

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

DISTRIBUTION AGREEMENT

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain Trustees and officers of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement of travel and other meeting-related expenses. In addition, effective January 1, 2015, each Independent Trustee also receives a $500 annual retainer from the Fund. Trustees affiliated with the Adviser or Ultimus are not compensated by the Trust for their services.

PRINCIPAL HOLDER OF FUND SHARES

As of May 31, 2015, the following shareholders owned of record more than 5% of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Interactive Brokers, LLC (for the benefit of its customers)	69%
R&T Partners, LLC (for the benefit of its customers)	11%

A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Derivatives Transactions

The Fund’s position in derivative instruments as of May 31, 2015 is recorded in the following location in the Statement of Assets and Liabilities:

Derivative Investment Type	Location
Futures contracts	Variation margin payable

18

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table sets forth the values of variation margin of the Fund as of May 31, 2015:

	Variation Margin
	Receivable	(Payable)	Total
Asset Derivatives
Futures contracts
Commodity	$5,970	$—	$5,970
Index	—	(23,707)	(23,707)
Treasury	10,837	(662)	10,175
Total Asset Derivatives	$16,807	$(24,369)	$(7,562)

Transactions in derivative instruments for the Fund during the year ended May 31, 2015 are recorded in the following locations in the Statement of Operations:

Derivative Investment Type	Location
Call options purchased	Net realized losses from option contracts
Futures contracts	Net realized losses from futures contracts
Net change in unrealized appreciation/depreciation on futures contracts

The following is a summary of the Fund’s net realized gains (losses) and net change in unrealized appreciation/depreciation on derivative instruments recognized in the Statement of Operations during the year ended May 31, 2015:

Type of Derivative	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation
Index call options purchased	$(8,464)	$—
Futures contracts
Commodity	(218,618)	(9,238)
Index	123,273	(16,611)
Treasury	80,482	7,541
	(14,863)	(18,308)
Total	$(23,327)	$(18,308)

The average monthly notional amount of futures contracts purchased during the year ended May 31, 2015, was $6,286,452, and the gross notional amount of futures contracts outstanding at May 31, 2015 was $9,457,953.
19

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

In the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral securities and securities collateral on a counterparty basis. As of May 31, 2015, the offsetting of financial assets and derivatives assets is as follows:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Collateral Pledged	Net Amount
Variation margin payable - futures contracts	$16,807	$(24,369)	$(7,562)	$413,295	$405,733
Total subject to a master netting or similar arrangement	$16,807	$(24,369)	$(7,562)	$413,295	$405,733

6. Certain Investments and Risks

The securities in which the Fund invests, as well as the risks associated with these securities, are described in the Fund’s prospectus. Among these risks are those associated with investments in exchange-traded funds (“ETFs”). ETFs provide their shares to authorized participants in return for a specific basket of securities. The authorized participant then sells the ETF’s shares on the secondary market. In other words, ETF shares are traded on a securities exchange based on their market value. Investments in ETFs are subject to the risk that the ETF’s shares may trade at a premium (creating the risk that the Fund pays more than net asset value (“NAV”) for an ETF when making a purchase) or discount (creating the risk that the Fund receives less than NAV when selling an ETF) to the ETF’s NAV. Investments in ETFs are also subject to index-tracking risk because the total return generated by the securities will be reduced by transaction costs and expenses not incurred by the indices. Certain securities comprising the index tracked by an ETF may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track their applicable index or match the index’s performance. To the extent that the Fund invests in an ETF, the Fund incurs additional expenses because the Fund bears its pro-rata portion of such ETF’s advisory fees and operational expenses. Finally, ETF shares are also subject to the risks applicable to the underlying basket of securities. As of May 31, 2015, the Fund had 85.7% of the value of its net assets invested in ETFs.

20

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

7. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

21

WAVELENGTH INTEREST RATE NEUTRAL FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Wavelength Interest Rate Neutral Fund

We have audited the accompanying statement of assets and liabilities of Wavelength Interest Rate Neutral Fund (the “Fund”), a series of shares of beneficial interest in Ultimus Managers Trust, including the schedule of investments, as of May 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period September 30, 2013 (commencement of operations) through May 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wavelength Interest Rate Neutral Fund as of May 31, 2015, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period September 30, 2013 through May 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
July 27, 2015

22

WAVELENGTH INTEREST RATE NEUTRAL FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2014) and held until the end of the period (May 31, 2015).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

23

WAVELENGTH INTEREST RATE NEUTRAL FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period*
Based on Actual Fund Return	$ 1,000.00	$ 1,008.00	$ 4.96
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.00	$ 4.99

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-896-9292, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge upon request by calling toll-free 1-866-896-9292, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-866-896-9292. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

WAVELENGTH INTEREST RATE NEUTRAL FUND
FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Fund during the fiscal year ended May 31, 2015. Certain dividends paid by the fund may be subject to a maximum tax rate of 23.8%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $11,809 as taxed at a maximum rate of 23.8%. Additionally, the Fund intends to designate up to a maximum amount of $14,012 as a long-term gain distribution. As required by federal regulations, complete information was computed and reported in conjunction with your 2014 Form 1099-DIV.

25

WAVELENGTH INTEREST RATE NEUTRAL FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	11	None
Independent Trustees:
John C. Davis Year of Birth: 1952	Since June 2012	Chairman (July 2014 to present) Trustee (June 2012 to present)	Consultant ( government services) since May 2011; Retired Partner of PricewaterhouseCoopers LLP (1974-2010)	11	None
John J. Discepoli Year of Birth: 1963	Since June 2012	Trustee	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since November 2004	11	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Tax at The Standard Register Company since November 2011; Tax Partner at Deloitte Tax LLP from 1984 to 2011	11	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor. Mr. Dorsey was President of the Trust from June 2012 to October 2013.

26

WAVELENGTH INTEREST RATE NEUTRAL FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Andrew Dassori 215 Park Avenue South, Suite 1902 New York, NY 10003 Year of Birth: 1984	Since July 2013	Principal Executive Officer of Wavelength Interest Rate Neutral Fund	Managing Member and Chief Compliance Officer of Wavelength Capital Management, LLC (2013 to present); Formerly, Portfolio Manager, Credit Suisse Asset Management LLC (2007 to 2013)
David R. Carson Year of Birth: 1958	Since April 2013	President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); Chief Compliance Officer, The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)

Jennifer L. Leamer Year of Birth: 1976	Since April 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)
Bo J. Howell Year of Birth: 1981	Since October 2014	Secretary (April 2015 to present) Assistant Secretary (October 2014 to April 2015)

V.P., Director of Fund Administration for Ultimus Fund Solutions, LLC (2014 to present); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012)

Stephen L. Preston Year of Birth: 1966	Since June 2012	Chief Compliance Officer

Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Vice President of Ultimus Fund Solutions, LLC (2011 to present); Senior Consultant at Mainstay Capital Markets Consultants (2010 to 2011); Chief Compliance Officer at INTL Trading, Inc. (2008 to 2010)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-896-9292.

27

WAVELENGTH INTEREST RATE NEUTRAL FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Advisory Agreement with the Advisor for an additional annual term. Approval took place at an in-person meeting held on April 20, 2015, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed information provided by the Advisor in response to requests of the Board and counsel.

In considering the Investment Advisory Agreement and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, its investment advisory services since the Fund’s inception, the Adviser’s compliance procedures and practices, and its efforts to promote the Fund and assist in its distribution. The Board also noted that an Adviser’s principal serves as the Fund’s Principal Executive Officer without additional compensation. After reviewing the foregoing information and further information about the Adviser’s business, the Board concluded that the quality, extent, and nature of the services provided by the Adviser were satisfactory and adequate for the Fund.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index and related Morningstar category. The Board also considered the consistency of the Adviser’s management with the Fund’s investment objective and policies. Following discussion of the investment performance of the Fund and its performance relative to its Morningstar category, the Adviser’s experience in managing a mutual fund, its historical investment performance, and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from its relationship with the Fund. In this regard, the Board considered the Adviser’s staffing, personnel, and methods of operations; the education and experience of its personnel; compliance program, policies, and procedures; financial condition and the level of commitment to the Fund, and, generally, the Adviser’s advisory business; the asset level of the Fund; and the overall expenses of the Fund, including the advisory fee. The Board considered the Adviser’s Expense Limitation Agreement (the “ELA”) with the Fund, and considered the Adviser’s current and past fee reductions and expense reimbursements for the Fund. The Board further took into account the Adviser’s commitment to continue the ELA for the Fund until at least October 1, 2016.

The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and the potential for it to receive research, statistical, or other services from the Fund’s trades. The Board compared the Fund’s advisory fee and overall expense ratio to the average advisory fees and average expense ratios for its

28

WAVELENGTH INTEREST RATE NEUTRAL FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Morningstar category. The Board noted that the advisory fee for the Fund was above the average and the median for the Morningstar Nontraditional Bond Funds category but was less than the highest advisory fee in the category. The Board further noted that the overall annual expense ratio of 0.99 percent for the Fund with the ELA is lower than the Morningstar category’s average expense ratio (1.36 percent) and median expense ratio (1.25 percent). The Board also noted that the Fund had significantly less assets than the average or median fund in its Morningstar category. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee paid to the Adviser by the Fund is fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with the Adviser involve both the advisory fee and the ELA. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Fund have experienced benefits from the ELA. Following further discussion of the Fund’s asset level, expectations for growth, and level of fees, the Board determined that the Fund’s fee arrangements with the Adviser would continue to provide benefits. The Board also determined that the fee arrangements were fair and reasonable given the Fund’s projected asset levels for the next year.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s trading policies, procedures, and performance in seeking best execution for the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund, the Adviser’s process for allocating trades among its different clients, and the substance and administration of the Adviser’s code of ethics. Following further consideration and discussion, the Board found that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion

After consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.
29

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The names of the audit committee financial experts are John C. Davis and David M. Deptula.  Messrs. Davis and Deptula are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $67,500 and $65,000 with respect to the registrant’s fiscal years ended May 31, 2015 and 2014, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,000 and $10,000 with respect to the registrant’s fiscal years ended May 31, 2015 and 2014, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended May 31, 2015 and 2014, aggregate non-audit fees of $10,000 and $10,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Frank L. Newbauer
Frank L. Newbauer, Assistant Secretary

Date	August 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Nitin N. Kumbhani
Nitin N. Kumbhani, Principal Executive Officer of APEXcm Small/Mid Cap Growth Fund

Date	August 10, 2015

By (Signature and Title)*		/s/ William S. Sloneker
William S. Sloneker, Principal Executive Officer of Cincinnati Asset Management Funds: Broadmarket Strategic Income Fund

Date	August 10, 2015

By (Signature and Title)*		/s/ Nicholas Chermayeff
Nicholas Chermayeff, Principal Executive Officer of Barrow Value Opportunity Fund and Barrow Long/Short Opportunity Fund

Date	August 10, 2015

By (Signature and Title)*		/s/ Andrew G. Dassori
Andrew G. Dassori, Principal Executive Officer of Wavelength Interest Rate Neutral Fund

Date	August 10, 2015

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer

Date	August 10, 2015

* Print the name and title of each signing officer under his or her signature.